As filed with the Securities and Exchange Commission on December 29, 1995

                                                                     File Nos.
                                                                      33-01212
                                                                      811-4450

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933( )

   Pre-Effective Amendment No.    ( )

   Post-Effective Amendment No. 14  (X)

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

   Amendment No.  15   (X)

                        FRANKLIN TEMPLETON GLOBAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                777 MARINERS ISLAND BLVD., SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code (415) 312-2000

        Harmon E. Burns, 777 Mariners Island Blvd., San Mateo, CA 94404
               (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective
(check appropriate box)
____ immediately upon filing pursuant to paragraph (b)
____ on (date) pursuant to paragraph (b)
     60 days after filing pursuant to paragraph (a)
 x   on March 1, 1996 pursuant to paragraph (a) of Rule 485
     75 days after filing pursuant to paragraph (a) (ii) on (date) pursuant to paragraph (a)(ii) of rule 495

If appropriate, check the following box:

 [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Declaration Pursuant to Rule 24f-2. The issuer has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to
Section 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the issuer's most recent fiscal year was filed on December 22, 1995.



                             CROSS REFERENCE SHEET

                                  FORM N-1A

                  Part A: Information Required in Prospectus
                   FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
                    FRANKLIN TEMPLETON HARD CURRENCY FUND
                 FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND

N-1A
Item No.       Item                         Location In Registration Statement

1.             Cover Page                   Cover Page


2.             Synopsis                     Expense Table

3.             Condensed Financial          "Financial Highlights - How Have
               Information                  the Funds Performed?"; "How Do the
                                            Funds Measure Performance"

4.             General Description          "What Is the Franklin Templeton
                                            Global Trust?"; "How Do the Funds
                                            Invest Their Assets?"; "General
                                            Information"

5.             Management of the Fund       "Who Manages the Funds?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I Receive
               Securities                   from the Funds?"; "General
                                            Information"; "How Taxation Affects
                                            You and the Funds"


7.             Purchase of Securities       "How Do I Buy Shares?"; "What
               Being Offered                Programs and Privileges Are
                                            Available to Me as a Shareholder?";
                                            "What If My Investment Outlook
                                            Changes? - Exchange Privilege";
                                            "How are the Funds' Shares Valued?"

8.             Redemption or Repurchase     "What If My Investment Outlook
                                            Changes? - Exchange Privilege";
                                            "How Do I Sell Shares?"; How Do I
                                            Get More Information About My
                                            Investment?"; "Telephone
                                            Transactions"

9.             Pending Legal Proceedings    Not Applicable



                            CROSS REFERENCE SHEET

                                  FORM N-1A

                  Part A: Information Required in Prospectus
                FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND

N-1A                                        Location in Registration
Item No.      Item                          Statement


1.             Cover Page                   Cover Page

2.             Synopsis                     "Expense Table"

3.             Condensed Financial          "Financial Highlights - How Has the
               Information                  Fund Performed?"; "Performance"

4.             General Description          "What Is the Franklin Templeton
                                            Global Trust?"; "How Does the Fund
                                            Invest Its Assets?"; "General
                                            Information"

5.             Management of the Fund       "Who Manages the Fund?"

5A.            Management's Discussion of   Contained in Registrant's Annual
               Fund Performance             Report to Shareholders

6.             Capital Stock and Other      "What Distributions Might I Receive
               Securities                   from the Fund?"; "General
                                            Information"; "How Taxation
                                            Affects You and the Fund"

7.             Purchase of Securities       "How Do I Buy Shares?"; "What
               Being Offered                Programs and Privileges Are
                                            Available to Me as a Shareholder?";
                                            "What If My Investment Outlook
                                            Changes? - Exchange Privilege";
                                            "How are Fund Shares Valued?"

8.              Redemption or Repurchase    "What If My Investment Outlook
                                            Changes? - Exchange Privilege";
                                            "How Do I Sell Shares?"; How Do I
                                            Get More Information About My
                                            Investment?"; "Telephone
                                            Transactions"

9.              Pending Legal Proceedings   Not Applicable



                             CROSS REFERENCE SHEET

                                  FORM N-1A

                       Part B: Information Required in
                     Statement of Additional Information
                   FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
                    FRANKLIN TEMPLETON HARD CURRENCY FUND
                 FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND

N-1A                                        Location in Registration
Item No.       Item                         Statement

10.            Cover Page                   Cover Page

11.            Table of Contents            Contents

12.            General Information and      Cover Page; see the Prospectus
               History                      "What Is the Franklin Templeton
                                            Global Trust"; "General
                                            Information"

13.            Investment Objectives and    "How Do the Funds Invest Their
               Policies                     Assets?" (See also the Prospectus
                                            " How Do the Funds Invest Their
                                            Assets?")

14.            Management of the Fund       "Officers and Trustees";
                                            "Investment Advisory and Other
                                            Services"

15.            Control Persons and          "Officers and Trustees";
               Principal Holders of         "Investment Advisory and Other
               Securities                   Services"

16.            Investment Advisory and      "Investment Advisory and Other
               Other Services               Services" (See also the Prospectus
                                            "Who Manages the Funds?")

17.            Brokerage Allocation         "How Do the Funds Purchase
                                            Securities for Their Portfolios?"

18.            Capital Stock and Other      See "General Information" and "What
               Securities                   is the Franklin Templeton Global
                                            Trust" in the Prospectus

19.            Purchase, Redemption and     "How Do I Buy and Sell Shares?"
               Pricing of Securities        (See also the Prospectus "How Do I
                                            Buy Shares?", "How Do I Sell
                                            Shares?", "How Are the Funds'
                                            Shares Valued?")

20.            Tax Status                   "Additional Information Regarding
                                            Taxation"

21.            Underwriters                 "The Funds' Underwriter"

22.            Calculation of               "General Information"
               Performance Data

23.            Financial Statements         Financial Statements



                            CROSS REFERENCE SHEET

                                  FORM N-1A

                       Part B: Information Required in
                     Statement of Additional Information
                FRANKLIN TEMPLETON GERMAN GOVERNMENT BOND FUND

                     Statement of Additional Information

N-1A                                        Location in Registration
Item No.       Item                         Statement


10.            Cover Page                   Cover Page

11.            Table of Contents            Contents

12.            General Information and      Cover Page; see the Prospectus
               History                      "What Is the Franklin Templeton
                                            Global Trust?"; "General
                                            Information"

13.            Investment Objectives and    "How Does the Fund Invest Its
               Policies                     Assets?" (See also the Prospectus
                                            "How Does the Fund Invest Its
                                            Assets?")

14.            Management of the Fund       "Officers and Trustees";
                                            "Investment Advisory and Other
                                            Services"

15.            Control Persons and          "Officers and Trustees";
               Principal Holders of         "Investment Advisory and Other
               Securities                   Services"

16.            Investment Advisory and      "Investment Advisory and Other
               Other Services               Services" (See also the Prospectus
                                            "Who Manages the Fund?")

17.            Brokerage Allocation         "How Does the Fund Purchase
                                            Securities for Its Portfolios?"

18.            Capital Stock and Other      See "General Information" and "What
               Securities                   Is the Franklin Templeton Global
                                            Trust" in the Prospectus

19.            Purchase, Redemption and     "How Do I Buy and Sell Shares?"
               Pricing of Securities        (See also the Prospectus "How Do I
                                            Buy Shares?", "How Do I Sell
                                            Shares?", "How Are the Fund's
                                            Shares Valued?")

20.            Tax Status                   "Additional Information Regarding
                                            Taxation"

21.            Underwriters                 "The Fund's Underwriter"

22.            Calculation of               "General Information"
               Performance Data

23.            Financial Statements         Financial Statements


FRANKLIN TEMPLETON
INTERNATIONAL
CURRENCY FUNDS

FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
FRANKLIN TEMPLETON HARD CURRENCY FUND
FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND



PROSPECTUS MARCH 1, 1996
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN



This Prospectus relates to the Franklin Templeton Global Currency Fund ("Global Currency Fund"), the Franklin Templeton Hard Currency Fund (the "Hard Currency Fund"), and the Franklin Templeton High Income Currency Fund (the "High Income Fund") (individually or collectively the "Fund," "Funds" or the "Currency Funds"), each a separate non-diversified series of the Franklin Templeton Global Trust (the "Trust"), formerly known as the Huntington Funds, an open-end management investment company consisting of four separate series. The Trust and its series are also referred to in this document and from time to time in other communications as the Franklin Templeton International Currency Funds. Investors should not consider any of the Currency Funds a money market fund.



The Global Currency Fund invests in high-quality money market instruments denominated in three or more of the world's Major Currencies (as defined below under "What Is the Franklin Templeton Global Trust?"), with the objective of maximizing total return.



The Hard Currency Fund invests in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Trust's Advisers, are pursuing economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term, with the objective of protection against depreciation of the U.S. dollar relative to other currencies. The Hard Currency Fund endeavors, to the maximum extent practicable, to maintain foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets at all times.



The High Income Fund invests primarily in high-quality money market instruments denominated in three or more of the ten highest yielding Major Currencies, with the objective of high current income at a level significantly above that available on U.S. dollar money market funds. Consistent with this objective, the High Income Fund may invest up to 25% of its total assets in instruments denominated in Non-Major Currencies (as defined below under "What Is the Frankin Templeton Global Trust?").



Each of the Funds may invest without limitation in U.S. dollar-denominated money market instruments in combination with forward currency contracts for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency-denominated instrument. (See "Management Policies - Other Investment Policies of the Funds - Currency Exchange Transactions and Forward Contracts.")



This Prospectus is intended to set forth in a clear and concise manner information about the Funds that you should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information ("SAI") concerning the Funds, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Trust or the Trust's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

SHARES OF THE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUNDS INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.

CONTENTS                                          PAGE

Expense Table



Financial Highlights - How Have the Funds Performed?

What Is the Franklin Templeton Global Trust?

How Do the Funds Invest Their Assets?

What Are the Funds' Potential Risks?

Who Manages the Funds?

What Distributions Might I Receive from the Funds?

How Taxation Affects You and the Funds

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares?



Telephone Transactions



How Are the Funds' Shares Valued?

How Do I Get More Information About My Investment?

How Do the Funds Measure Performance?



General Information



Registering Your Account



Important Notice Regarding
  Taxpayer IRS Certifications





EXPENSE TABLE



The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Funds for the fiscal year ended October 31, 1995.

                                          GLOBAL          HARD          HIGH
                                         CURRENCY       CURRENCY       INCOME
                                           FUND           FUND          FUND

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
 Purchases
  (as a percentage of offering price)  3.00%         3.00%           3.00%
Deferred Sales Charge*                 NONE          NONE            NONE
Exchange Fee (per transaction)**       $5.00         $5.00           $5.00

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net
assets)
Management Fees                        0.65%         0.65%          0.45%***
Rule 12b-1 Fees+                       0.23%         0.35%          0.27%
Other Expenses
   Reports to Shareholders             0.03%         0.04%          0.20%
   Shareholder Services Costs          0.04%         0.05%          0.07%
   Other                               0.04%         0.06%          0.26$
Total Other Expenses                   0.11%         0.15%          0.53%
                                       -----         -----          -----
Total Fund Operating Expenses          0.99%         1.15%          1.25%***
                                       =====         =====          ========

*Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

**$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

***The investment manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses of the Fund. Absent the reductions by the investment manager, management fees and total operating expenses for the High Income Currency Fund would have been 0.65% and 1.45%, respectively. After October 31, 1996, the investment manager may discontinue this arrangement for any Fund.



+Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.



You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.



EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the initial sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

                               GLOBAL        HARD       HIGH
                              CURRENCY     CURRENCY    INCOME
                                FUND         FUND       FUND
1 Year                          $40           $41        $42
3 Years                          61           65         68
5 years                          83           91         97
10 Years                        148           166        177



THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES OF EACH FUND, BEFORE FEE WAIVERS AND EXPENSE REDUCTIONS, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by each Fund and only indirectly by you as a result of your investment in such Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but a Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAVE THE FUNDS PERFORMED?

Set forth below is a table containing the financial highlights for a share of each Fund for the fiscal year ended October 31, 1995, the six month period ended October 31, 1994 and each of the indicated fiscal periods ended April 30. The information for the fiscal year ended October 31, 1995, the six month period ended October 31, 1994, and the fiscal year ended April 30, 1994 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the Annual Report to Shareholders dated October 31, 1995. Fiscal years of the Funds, prior to April 30, 1994, were audited by other independent auditors. See also "Reports to Shareholders" under "General Information" in this Prospectus.



                           Per Share Operating Performance+                                          Ratios/Supplemental Data

                                             Distri-  Distri-Distri-                                            Ratio of Net
       Net Asset Net      Net                butions  butionsbutions           Net Asset    Net Assets Ratio of  Investment
Year   Value at Invest-Realized & Total From From Net From   From      Total   Value          at End   Expenses  Income to Portfolio
Ended  Beginning ment Unrealized Investment InvestmentCapitalReturn of Distri- at End   Total of Year  to Average  Average Turnover
April 30of Year Income Gain(Loss)Operations  Income   Gains  Capital   butions of YearReturn++(in000's)Net Assets**Net Assets Rate

Franklin Templeton Global Currency Fund
19871   $12.50 $ .46     $1.29    $1.75     $ (.39)     ---    ---    $ (.39)  $13.86   16.94%   $23,837   2.10%*   3.88%*   71.01%*
1988     13.86   .52      1.10     1.62       (.57)    (.15)   ---      (.72)   14.76   12.12    138,609   2.00     3.70      ---
1989     14.76   .85      (.54)     .31       (.89)    (.47)   ---     (1.36)   13.71    1.97    112,009   2.10     6.10      ---
1990     13.71   .97       .07     1.04       (.99)    (.10)   ---     (1.09)   13.66    7.96     71,615   2.09     7.16      ---
1991     13.66  1.07       .57     1.64      (1.07)     ---    ---     (1.07)   14.23   12.21     72,186   1.82     7.36      ---
1992     14.23   .80      (.22)     .58       (.80)     ---    ---      (.80)   14.01    4.29     63,589   1.82     5.77      ---
1993     14.01   .67      1.01     1.68       (.69)   (1.04)   ---     (1.73)   13.96   13.28     62,355   1.67     4.64     10.39
19943    13.96   .57      (.11)     .46       (.57)     ---    ---      (.57)   13.85    3.41     51,539   1.41     2.78     37.16
19944    13.85  0.25      0.32     0.57      (0.28)     ---    ---     (0.28)   14.14    4.14     56,098   1.04*    3.55*    50.82*
19955    14.14  1.29     (0.49)    0.80      (1.27)     ---    ---     (1.27)   13.67    6.05     59,942   0.99     5.29     46.05
Franklin Templeton Hard Currency Fund
19902    12.50   .42       .69     1.11       (.35)    (.08)   ---      (.43)   13.18    8.88     26,280   1.65*    6.21*     ---
1991     13.18   .92       .64     1.56       (.95)    (.96)   ---     (1.91)   12.83   11.04     33,599   1.66     6.46      ---
1992     12.83   .77       .28     1.05       (.76)     ---    ---      (.76)   13.12    8.40     31,757   1.86     5.85      ---
1993     13.12   .71      1.20     1.91       (.69)   (1.34)   ---     (2.03)   13.00   17.11     49,569   1.75     5.23      4.88
19943    13.00   .50      (.05)     .45       (.13)     ---   (.37)     (.50)   12.95    3.62     35,739   1.47     3.83      ---
19944    12.95  0.26      0.99     1.26      (0.25)     ---    ---     (0.25)   13.95    9.74     61,228   1.05*    3.80*     55.91*
1995     13.95  1.84     (1.02)    0.82      (1.68)     ---    ---     (1.68)   13.09    6.68    132,089   1.15     4.68      15.72
Franklin Templeton High Income Currency Fund
19902,3  12.50   .73       .24      .97       (.62)    (.01)   ---      (.63)   12.84    7.82     11,808   1.73*   11.01*     ---
19913    12.84  1.34       .43     1.77      (1.38)    (.31)   ---     (1.69)   12.92   14.09     52,364   1.59     9.85      ---
19923    12.92  1.09      (.03)    1.06      (1.08)     ---    ---     (1.08)   12.90    8.51     46,575   1.83     8.38      ---
1993     12.90   .90      (.40)     .50       (.94)    (.33)   ---     (1.27)   12.13    4.49     32,341   1.81     6.86      ---
1994     12.13   .59      (.85)    (.26)         -      ---    (.59)    (.59)   11.28   -2.03     16,706   1.59     4.80      ---
19944    11.28  0.31      0.31     0.62      (0.31)     ---     ---    (0.31)   11.59    5.60     16,878   1.04*    5.44*  1,588.38*
19955    11.59  1.47     (0.51)    0.96      (0.99)     ---     ---    (0.99)   11.56    8.90     10,902   1.25     5.56     129.50


1For the period June 27, 1986 (inception) to April 30, 1987.

2For the period November 17, 1989 (effective date of registration) to April 30, 1990.

3On November 12, 1993, the investment adviser changed to Franklin Advisers, Inc.

4For the six months ended October 31, 1994.



5For the year ended October 31, 1995.

+Selected data for a share of beneficial interest outstanding throughout the period indicated.



++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum 3.0% initial sales charge and assumes reinvestment of dividends and capital gains at net asset value.

*Annualized

**During the periods indicated, the investment manager reduced its management fees and reimbursed other expenses incurred by the Funds in the Trust. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                            RATIO OF EXPENSES TO
                                                              AVERAGE NET ASSETS
Franklin Templeton Global Currency Fund
  1994                                                           1.61%
  19944                                                          1.12*
Franklin Templeton Hard Currency Fund
  1994                                                           1.71
  19944                                                          1.28*
Franklin Templeton High Income Currency Fund
  19902                                                          2.04
  1994                                                           1.82
  19944                                                          1.45*
  19955                                                          1.45



WHAT IS THE FRANKLIN TEMPLETON GLOBAL TRUST?

The Trust is a non-diversified, open-end management investment company commonly called a "mutual fund." The Trust was organized as a Massachusetts business trust on November 6, 1985, and registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act").

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Funds in one or more "classes" to permit the Funds to take advantage of alternative methods of selling the Funds' shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How Do I Buy Shares?," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Funds' sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Funds may be considered Class I shares for redemption, exchange and other purposes.



Shares of the Funds may be purchased (minimum investment of $100 initially and $25 thereafter) at the current public offering price, which is equal to each Fund's net asset value (see "Valuation of Each Fund's Shares") plus a sales charge based upon a variable percentage (ranging from 3.00% to zero) depending upon the amount invested. (See "How to Buy Shares of a Fund.")

Subject to specific Fund restrictions as described more fully below, the Funds may invest in money market instruments denominated in the following currencies (the "Major Currencies"): Australian dollar, Belgian franc, British pound sterling, Canadian dollar, Danish krone, Netherlands guilder, European Currency Unit ("ECU"), French franc, German mark, Italian lira, Japanese yen, New Zealand dollar, Spanish peseta, Swedish krona, Swiss franc and U.S. dollar. The currencies of various countries may be added to or deleted from the foregoing list of Major Currencies when, in the opinion of the Trust's Advisers, world social, economic, financial or political conditions so warrant. The Currency Funds will revise the Prospectus to reflect any such change. Subject to further restrictions described more fully below, the High Income Fund may also invest in money market instruments denominated in currencies other than the Major Currencies that are freely convertible into one or more of the Major Currencies (the "Non-Major Currencies").

THE INTERNATIONAL MONEY MARKET

The international money market, including spot and forward currency exchange transactions, is among the largest and most liquid financial markets in the world. Various estimates place the market's average turnover at approximately $1 trillion per day. Originally created to facilitate trade between countries, the international money market has become a major conduit of world capital flows. It is estimated that capital-related transactions now account for over 90% of all volume in the international money market.

International money market instruments, like their U.S. counterparts, are short-term, high-quality debt obligations issued by governments, banks, corporations and supranational organizations. Because of their high quality and short maturities or frequent interest rate adjustments (one-year maximum effective maturity), international money market instruments enable investors to minimize credit risk and interest rate risk to principal and are considered to be among the most conservative of international investments.

Like the returns on all non-U.S. dollar denominated investments, international money market returns, when expressed in U.S. dollars, are significantly affected by changes in exchange rates between the U.S. dollar and the currencies in which such instruments are denominated. Interest income represents the other primary component of the total return derived from international money market instruments.

INTERNATIONAL MONEY MARKET INVESTING

Investors may consider international money market investing for a variety of purposes.

GLOBAL DIVERSIFICATION. One of the primary reasons for adding international securities to a portfolio of U.S. securities is to achieve broader portfolio diversification. Such diversification can reduce the overall volatility of portfolio returns to the extent that returns on the international securities are independent of returns on the U.S. portfolio component.

Returns on international money market instruments historically have exhibited a low degree of correlation with returns on U.S. stocks and bonds and may, therefore, offer U.S. dollar-based investors a conservative means for achieving effective global diversification.

PROTECTION OF GLOBAL PURCHASING POWER. Currency exchange rate fluctuations can have a significant effect on the global purchasing power of investments denominated in a single currency. For example, depreciation of the U.S. dollar relative to other currencies generally increases the cost to U.S. consumers of most imported goods and many domestically produced goods, as well as the cost of traveling outside the U.S.

In this situation, non-U.S. dollar denominated money market instruments may provide a degree of global purchasing power protection since dollar depreciation will tend to enhance the U.S. dollar return on such instruments.

Potential for Higher Current Yields and Higher Total Returns. Investors may consider international money market instruments for the potentially higher current yields and/or potentially higher total returns than those that may be available on comparable U.S. dollar-denominated instruments. An investor contemplating general depreciation of the U.S. dollar relative to other currencies may, for example, invest in non-U.S. dollar denominated instruments in an attempt to participate in currency gains that are expected to result.

Alternatively, an investor expecting general exchange rate stability might invest in higher yielding international money market instruments in order to seek to earn a higher rate of interest than may be available on comparable U.S. dollar denominated instruments.

In either case, the realized total return on international money market instruments may be higher or lower than that realized on comparable U.S. dollar denominated instruments.

SELECTING THE APPROPRIATE FUND

Each Fund offers a degree of global diversification, as well as the opportunity for protecting global purchasing power and achieving higher total returns than may be available on U.S. money market funds. Selecting the appropriate Fund depends on the particular priorities of each investor.

The Global Currency Fund employs the most flexible investment strategy of the Funds and is designed for investors seeking the greatest degree of active management among the Major Currencies. This Fund invests in money market instruments denominated in any combination of three or more Major Currencies, including the U.S. dollar, with the objective of maximizing total return. The Trust's Advisers may, therefore, vary their emphasis between currency appreciation and interest income from time to time. The Fund's ability to achieve its objective may be limited by its restrictive universe of investments as well as the high quality of such investments. In addition, during periods of actual or anticipated appreciation of the U.S. dollar relative to other currencies, the Trust's Advisers may invest a substantial portion of this Fund's assets in U.S. dollar-denominated instruments. For temporary defensive purposes, all of this Fund's assets may be so invested.

The Hard Currency Fund invests in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Trust's Advisers, are pursuing economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term.

The High Income Fund invests in Major and Non-Major Currencies. Under normal market conditions, this Fund invests at least 65% of its total assets in money market instruments denominated in three or more of the ten highest yielding Major Currencies (excluding the ECU) and the U.S. dollar (whether or not the U.S. dollar is one of those ten highest yielding Major Currencies). Under normal market conditions, this Fund may not (i) invest more than 25% of its total assets in instruments denominated in any one Major Currency, other than the U.S. dollar, (ii) invest more than 5% of its total assets in instruments denominated in any one Non-Major Currency, or (iii) invest more than 25% of its total assets in instruments denominated in Non-Major Currencies. Notwithstanding the above restrictions, this Fund may temporarily invest its assets without percentage limitation in instruments denominated in the U.S. dollar for purposes of preservation of capital or for defensive purposes. This Fund is designed for investors seeking high current income at a level significantly above that available on U.S. dollar money market funds. Because the Trust's Advisers emphasize interest income rather than currency appreciation, investors in this Fund should expect income to constitute the primary component of total return in the long run.

Each Fund seeks to minimize credit risk and interest rate risk to principal by investing only in high quality money market instruments and by maintaining a weighted average portfolio maturity of 120 days or less.



HOW DO THE FUNDS INVEST THEIR ASSETS?



The investment objective of each Fund is a fundamental policy of that Fund and may not be changed without the approval of a majority of the Fund's outstanding voting securities. There can be no assurance that the investment objective of any Fund will be achieved.

GLOBAL CURRENCY FUND

The investment objective of the Global Currency Fund is to maximize the investor's total return through a combination of interest income and changes in the Fund's net asset value due to changes in currency exchange rates. The Fund seeks to achieve its objective by investing in interest-earning money market instruments denominated in three or more Major Currencies. Under normal market conditions, at least 65% of the Fund's total assets will be invested in instruments denominated in three or more Major Currencies, including the U.S. dollar.

HARD CURRENCY FUND

The investment objective of the Hard Currency Fund is to protect against depreciation of the U.S. dollar relative to other currencies. The Fund seeks to achieve its objective by investing in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Trust's Advisers, are pursuing economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term. Such currencies are often referred to as "hard currencies" and such economic policies are often referred to as "sound money" policies.

The Hard Currency Fund endeavors, to the maximum extent practicable, to maintain foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets at all times. As described below under "Management Policies," this Fund may invest without limitation in U.S. dollar-denominated money market instruments in combination with forward contracts (calling for the future acquisition of foreign currencies in exchange for U.S. dollars) for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency-denominated instrument.

Under normal market conditions, this Fund will not maintain exposure to a single foreign currency in excess of 50% of its total assets. For temporary defensive purposes, however, this Fund may invest without limitation in Swiss franc-denominated instruments.

The Trust's Advisers actively manage the Hard Currency Fund and will allocate the Fund's investments based on current social, economic, financial and political developments which, in the opinion of the Trust's Advisers, may affect the value of such currencies.

HIGH INCOME CURRENCY FUND

The investment objective of the High Income Fund is to achieve high current income at a level significantly above that available on U.S. dollar money market funds. Subject to this investment objective, a secondary consideration of the Fund is preservation of capital. This Fund seeks to achieve its objective by investing in interest-bearing money market instruments denominated in Major and Non-Major Currencies. Under normal market conditions, at least 65% of this Fund's total assets will be invested in instruments denominated in three or more of the ten highest yielding Major Currencies (see below) (excluding the ECU) and the U.S. dollar (whether or not the U.S. dollar is one of those ten highest yielding Major Currencies). Under normal market conditions, this Fund may not
(i) invest more than 25% of its total assets in instruments denominated in any one Major Currency, other than the U.S. dollar, (ii) invest more than 5% of its total assets in instruments denominated in any one Non-Major Currency, or (iii) invest more than 25% of its total assets in instruments denominated in Non-Major Currencies. In addition, this Fund may at anytime temporarily invest its assets without percentage limitation in instruments denominated in U.S. dollars for purposes of preservation of capital or for defensive purposes.

The yield of each of the Major Currencies is determined quarterly from data published by DATASTREAM, THE WALL STREET JOURNAL, THE FINANCIAL TIMES, SALOMON BROTHERS INTERNATIONAL BOND AND MONEY MARKET PERFORMANCE and other independent bona fide publications which, in the opinion of the Trust's Advisers, routinely publish reliable yield data on instruments denominated in the Major Currencies. Subject to the restrictions described above, the Fund's investments may be denominated in any of the Major Currencies. The yield on a Major Currency is defined as the yield for the prior calendar quarter on the highest quality three-month Euro-time deposits denominated in that Major Currency. The Trust's Advisers will obtain yield measures as soon as practicable following the end of each calendar quarter.



The ten highest yielding Major Currencies and their respective average yields for each year from 1995 through 1989 are listed below:

                 1995*     1994      1993        1992     1991      1990      1989
                 -----     ----      ----        ----     ----      ----      ----
Sweden**        8.81%    7.64%    8.62%       11.96%        --         --        --
Italy           10.29%   8.48%    10.22%      13.86%      11.83%     11.98%    12.41%
Spain           9.37%    8.04%    11.77%      13.21%      12.60%       --        --
Denmark         6.22%    6.21%    10.89%      11.12%      9.78%      10.96%    9.65%
France          6.60%    5.79%    8.44%       10.22%      9.55%      10.24%    9.33%
United Kingdom  6.69%    5.50%    5.92%       9.60%       11.50%     14.76%    13.88%
Germany         -        5.29%    7.21%       9.42%       9.21%        --        --
Belgium         -        5.65%    8.12%       9.32%       9.32%      9.69%     8.51%
Netherlands     -       --        6.81%       9.31%       9.25%      8.59%     7.29%
Switzerland     -       --       --           7.82%         --       8.89%       --
Australia**     7.76%   --       --          --           9.84%      13.71%    16.59%
New Zealand     9.04%    6.41%    6.14%      --           9.49%      13.17%    12.64%
Canada**        7.08%    5.35%   --          --          --          12.54%    11.79%
United States   5.99%   --       --          --          --         --          9.21%
*Average for January - November.
**Domestic interbank rates.



Source: Datastream - 3 month Eurodeposit rates

GENERAL

Each Fund will attempt to maintain a weighted average effective maturity of 120 days or less and will acquire only money market instruments that have an effective maturity, at the time of purchase, of one year or less. These securities include floating or variable rate obligations which may have actual maturities of over one year but that have interest rates which adjust at periodic intervals. The effective maturity of each floating or variable rate obligation within each Fund's portfolio will be based upon such periodic adjustments. Because each of the Funds invest primarily in short-term securities which are excluded from the calculation of portfolio turnover rate, the portfolio turnover rate for each Fund is usually minimal. (See "Financial Highlights.")

MANAGEMENT POLICIES:
ISSUER, INVESTMENT QUALITY, MATURITY AND
HEDGING CONSIDERATIONS

The issuers of money market instruments in which the Funds may invest may include governments of, and financial institutions, corporations or other entities located in or organized under the laws of, any country. The Funds may also invest in money market securities issued by supranational organizations such as: The World Bank, which was chartered to finance development projects in member countries; the European Economic Community, which is a twelve-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

The Funds invest only in instruments which are considered by the Trust's Advisers to be of high quality, comparable to those (1) rated AAA or AA (A-1 for commercial paper) by Standard & Poor's Corporation ("S&P") or Aaa or Aa (P-1 for commercial paper) by Moody's Investors Service ("Moody's"); or (2) issued by companies having an outstanding unsecured debt issue currently rated within the above rating categories by S&P or Moody's. Each Fund's investments will be reviewed by the Trust's Board at least quarterly.

To hedge (protect) against currency exchange rate fluctuations that might adversely affect the value of a portfolio position, each Fund may enter into forward contracts for the future acquisition or delivery of foreign currencies. To hedge against such fluctuations between the date of purchase or sale and the settlement date of a transaction, the Funds may enter into such forward contracts without limitation. Also, the Funds may, solely for hedging purposes, enter into futures contracts for the purchase or sale of currencies or purchase options on such futures contracts or on currencies. These hedging techniques are described more fully under "Fund Securities and Practices."

FUND SECURITIES AND PRACTICES

MONEY MARKET INSTRUMENTS. Money market instruments include short-term U.S. government securities (discussed below), bank certificates of deposit, time deposits, bankers' acceptances, commercial paper, floating and variable rate notes, repurchase agreements secured by U.S. government securities, and short-term liquid instruments issued by foreign governments and supranational organizations.

GOVERNMENT SECURITIES. Securities issued by the U.S. government include a variety of U.S. Treasury securities, which differ in their interest rates, maturities and dates of issuance. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, such as Treasury bills with maturities up to one year, are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the U.S. Treasury; others, such as those issued by the Farmers Home Administration, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, such as those issued by the Federal Farm Credit Banks, only by the credit of the instrumentality. While the U.S. government provides financial support to such U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. Each Fund will invest in such securities only when the Trust's Advisers are satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the governments of foreign countries may include direct obligations and obligations guaranteed by the governments of the foreign countries. These obligations may have fixed, floating or variable rates of interest.

CONCENTRATION IN FINANCIAL SERVICES OBLIGATIONS

Under normal market conditions, each Fund will have at least 25% of its assets invested in companies engaged in the financial services industry, including banks (U.S. and non-U.S. banks and their branches), savings and loan associations, insurance companies, and their holding companies, provided such companies have total assets in excess of U.S. $1 billion (or the equivalent thereof expressed in a foreign currency). These investments may include bank obligations, such as certificates of deposit, time deposits and bankers' acceptances. During periods when the Trust's Advisers determine that a Fund should be in a temporary defensive position, such Fund may have less than 25% of its assets concentrated in the financial services industry.

Concentration may result in increased exposure to the specific risks (e.g., credit risk and interest rate risk) pertaining to the financial services industry and may subject each Fund to greater risk and price fluctuation due to the more limited number of industries or issuers potentially represented in a Fund. In addition, each Fund may have its assets concentrated in instruments of foreign financial institutions and foreign branches of U.S. banks which are not subject to the supervision and regulation of U.S. state and federal banking agencies and other U.S. supervisory authorities.


OTHER TYPES OF SECURITIES THE FUNDS MAY PURCHASE


NON-U.S. SECURITIES. Investing in non-U.S. money market instruments and other securities of non-U.S. issuers involves considerations and possible risks and opportunities not typically associated with investing in U.S. securities. Such investments may be favorably or unfavorably affected by changes in interest rates, currency exchange rates and exchange control regulations, and costs may be incurred in connection with conversions between various currencies. In addition, investments in countries other than the U.S. could be affected by other factors generally not thought by the Trust's Advisers to be present in the U.S., including less liquid and efficient securities markets, greater price volatility, less publicly available information, the possibility of normal foreign withholding taxes or heavier taxation, political or social instability, limitations on the removal of funds or other assets of a Fund, expropriation of assets, adverse diplomatic developments, higher transaction and custody costs, delays attendant in settlement procedures, and difficulties in enforcing contractual obligations.




CURRENCY FUTURES TRANSACTIONS. Each Fund may enter into futures contracts and purchase options on such contracts in order to hedge against changes in currency exchange rates. A futures contract on currency is an agreement to buy or sell currency at a specified price during a designated month. A Fund does not make payment or deliver currency on entering into a futures contract. Instead, it makes a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated.

A Fund sells currency futures contracts in order to offset a possible decline in the value of the currency in which its securities are denominated. When a futures contract is sold by a Fund, the value of the contract will tend to rise when the value of such currency (and the hedged securities) declines and to fall when the value of such currency (and the hedged securities) increases. A Fund purchases currency futures contracts in order to fix a favorable currency exchange rate for securities denominated in that currency which a Fund intends to purchase. If a futures contract is purchased by a Fund, the value of the contract will tend to change with changes in the value of such currency and securities.

Each Fund may also purchase put and call options on currency futures contracts for hedging purposes. A put option purchased by a Fund would give it the right to assume a position as the seller of a futures contract. A call option purchased by a Fund would give it the right to assume a position as the buyer of a futures contract. A Fund is required to pay a premium for a put or call option on a futures contract, but is not required to take any actions under the contract. If the option cannot be profitably exercised before it expires, a Fund's loss will be limited to the amount of the premium and any transaction costs.

Each Fund may enter into closing purchase or sale transactions in order to terminate a futures contract. A Fund may close out an option which it has purchased by selling an offsetting option of the same series. There is no guarantee that such closing transactions can be effected. The Funds' ability to enter into closing transactions depends on the development and maintenance of a liquid market, which may not be available at all times.

Although these futures and options transactions are intended to enable the Funds to manage currency exchange risks, unanticipated changes in currency exchange rates could result in poorer performance than if they had not entered into these transactions. Even if the Trust's Advisers correctly predict currency exchange rate movements, a hedge could be unsuccessful if changes in the value of a Fund's futures position do not correspond to changes in the value of the currency in which its investments are denominated. This lack of correlation between a Fund's futures and currency positions may be caused by differences between the futures and currency markets.

The Trust's Advisers will attempt to minimize these risks through careful selection and monitoring of each Fund's futures and options positions. The ability to predict the direction of currency exchange rates involves skills different from those used in selecting securities.

The Funds will not use futures transactions for speculation. A Fund may not purchase or sell futures contracts or options on futures, except for closing purchase or sale transactions, if immediately thereafter the sum of margin deposits on a Fund's outstanding futures positions and premiums paid for outstanding options on futures would exceed 5% of the market value of a Fund's total assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts obligating a Fund to purchase securities, require a Fund to segregate assets to cover such contracts.

These transactions also involve risks to the Funds of the possible loss of margin deposits or collateral in the event of bankruptcy of a broker with whom a Fund has an open position in a futures or options contract. A Fund's ability to enter into certain futures, forward contracts and options is also limited by the requirements of the Code for qualification of a Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections which may affect the amount, timing and character of distributions to shareholders. These investments and transactions are discussed further in the SAI.

A Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss, and may be subject to special tax treatment under certain mark-to-market and straddle rules, the effect of which may be to accelerate income to a Fund, defer Fund losses, cause adjustments in the holding periods of Fund securities, convert capital gains and losses into ordinary income and losses, convert long-term capital gains into short-term capital gains, and convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to shareholders. Certain elections may be available to a Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.

CURRENCY OPTIONS TRANSACTIONS. Each Fund may, for hedging purposes, purchase put and call options on any currency in which a Fund's investments are denominated. Each Fund is also authorized to enter into closing sale transactions in order to realize gains or minimize losses on currency options purchased by a Fund.

A Fund would normally purchase currency call options to fix a favorable currency exchange rate for securities denominated in that currency which a Fund intends to acquire. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price, upon exercise of the option, during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeds the sum of the exercise price, the premium paid and transaction cost; otherwise, a Fund would realize a loss on the purchase of the call option.

A Fund would normally purchase currency put options to hedge against a decline in the value of the currency in which its securities are denominated. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price, upon exercise of the option, during the option period. Gains and losses on the purchase of such put options would tend to be offset by countervailing changes in the value of the underlying currency and the hedged securities. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreases below the exercise price sufficiently to cover the premium and transaction costs; otherwise a Fund would realize a loss on the purchase of the put option.

If a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying currencies.

Options on currencies are traded on exchanges and in the over-the-counter market and will be purchased only when the Trust's Advisers believe a liquid secondary market exists for such options, although there can be no assurances that a liquid secondary market will exist for a particular option at any specific time. In general, over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and terms negotiated between buyer and seller, and such options are endorsed and/or guaranteed by third parties (such as a member of the Exchange). A Fund will purchase over-the-counter options only from dealers and institutions which the Trust's Advisers believe present a minimal credit risk.

The purchase of currency options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. A Fund pays brokerage commissions or spreads in connection with its options and any related currency transactions.



Transactions in options and futures are generally considered "derivative securities."

OTHER INVESTMENT POLICIES OF THE FUNDS

Except as otherwise noted, each Fund may engage, without limit, in the following investment transactions:

REPURCHASE TRANSACTIONS. Each Fund may engage in repurchase transactions, in which a Fund purchases a U.S. government security subject to resale to a bank or dealer at an agreed-upon price and date. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements for more than one year. The securities which are subject to repurchase agreements may, however, have maturity dates in excess of one year from the effective date of the repurchase agreements. The transaction requires the collateralization of the seller's obligation by the transfer of securities with an initial market value, including accrued interest, equal to at least 102% of the dollar amount invested by a Fund in each agreement, with the value of the underlying security marked to market daily to maintain coverage of at least 100%. A default by the seller might cause a Fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. A Fund might also incur disposition costs in liquidating the collateral. The Funds, however, intend to enter into repurchase agreements only with financial institutions such as broker-dealers and banks which are deemed creditworthy by the Funds' investment manager. A repurchase agreement is deemed to be a loan by a Fund under the 1940 Act. The U.S. government security subject to resale (the collateral) will be held on behalf of a Fund by a custodian approved by the Trust's Board and will be held pursuant to a written agreement. A Fund may not enter into a repurchase agreement with more than seven days duration if, as a result, more than 10% of the market value of a Fund's total assets would be invested, together with other investments deemed to be illiquid, in such repurchase agreement.

LOANS OF PORTFOLIO SECURITIES. Consistent with procedures approved by the Board of Trustees and subject to the following conditions, the Funds may lend their portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 30% of the value of a Fund's total assets at the time of the most recent loan. The borrower must deposit with a Fund's custodian, collateral with an initial market value of at least 102% of the initial market value of the securities loaned, including any accrued interest, with the value of the collateral and loaned securities marked-to-market daily to maintain collateral coverage of at least 100%. Such collateral shall consist of cash, securities issued by the U.S. Government, its agencies or instrumentalities, or irrevocable letters of credit. The lending of securities is a common practice in the securities industry. The Funds engage in security loan arrangements with the primary objective of increasing a Fund's income either through investing the cash collateral in short-term interest bearing obligations or by receiving a loan premium from the borrower. Under the securities loan agreement, a Fund continues to be entitled to all dividends or interest on any loaned securities. As with any extension of credit, there are risks of delay in recovery and loss of rights in the collateral should the borrower of the security fail financially.

CURRENCY EXCHANGE TRANSACTIONS AND FORWARD CONTRACTS. The Funds may use forward contracts in conjunction with money market instruments (including U.S. dollar denominated instruments) for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument. The Funds may also engage in currency transactions to hedge (protect) against uncertainty in the level of future currency exchange rates. Hedging transactions will be limited to either specific transactions (for example, in respect of settlement of securities purchased or sold by the Funds) or portfolio positions (for example, in respect of security positions already held by the Funds). The Hard Currency Fund, however, endeavors, to the maximum extent practicable, to maintain foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets at all times and, therefore, any portfolio position hedging activities of such Fund are expected to be consistent with this policy. The Global Currency and High Income Funds may hedge up to 100% of their portfolio positions and each of the Funds may engage in currency exchange transactions without limitation for hedging purposes in respect of specific transactions, such as the settlement of securities purchased or sold by the Funds.

The Funds conduct currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency market, or through entering into forward contracts to purchase or sell currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. When used for hedging, such contracts tend to minimize the risk of loss due to a change in the value of the subject currency; they also tend to limit any potential currency gain which might result and do not protect against fluctuations in the value of the underlying security or position.

ILLIQUID SECURITIES. It is the policy of the Funds that illiquid securities (securities that cannot be disposed of within seven days in the normal course of business at approximately the amount at which a Fund has valued the securities) may not constitute, at the time of purchase, more than 10% of the value of the total net assets of each Fund.



PORTFOLIO TURNOVER

The Funds anticipate that their annual portfolio turnover rate generally will not exceed 100% but this rate should not be construed as a limiting factor in the operation of a Fund's portfolio.



Only long-term securities are considered when calculating the portfolio turnover rate. Although the High Income Fund generally does not invest in long-term securities, its few transactions involving such securities resulted in a higher portfolio turnover ratio for the fiscal year ended October 31, 1995 than might otherwise be expected. The high portfolio turnover for the High Income Fund for the six-month period ended October 31, 1994 was due to the timing of long-term security purchases throughout the year and the required annualization of the calculation. Had the Fund's transactions in long-term securities taken place earlier in the year or had the calculation not been annualized, the portfolio turnover ratio would have been significantly lower. High portfolio turnover may increase transaction costs which must be paid by a Fund.



CERTAIN FUNDAMENTAL POLICIES

The following are fundamental policies of each Fund which cannot be changed, as to any of the Funds described in this Prospectus, without approval by a majority of the outstanding voting securities of such Fund.

Each Fund may not: (1) borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 331/3% of the value of its total assets, or pledge, hypothecate, or mortgage more than 331/3% of the value of its total assets in connection with any such borrowings (no additional investments may be made while any such borrowings exceed 5% of the Fund's total assets; a Fund may incur interest charges in connection with such borrowings); (2) in the aggregate, invest more than 10% of its net assets in restricted securities, repurchase agreements maturing in more than seven days, options which are traded in the over-the-counter market and the investments hedged by such options, or securities which are not readily marketable; (3) invest less than 25% of its assets in the securities of companies engaged in the financial services industry or more than 25% of its assets in the securities of issuers in any other industry; (4) lend more than 30% of its total assets, except to the extent that entering into repurchase agreements or purchasing debt securities may be considered to be a loan; and (5) invest more than 5% of its total assets in securities of issuers (including predecessors) with less than three years' continuous operations. Restrictions (3) and (5) do not apply to investments in U.S. government securities.



The Funds are subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit their activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Do the Funds Invest Their Assets?" and "Investment Restrictions" in the SAI.


HOW YOU PARTICIPATE IN THE
RESULTS OF THE FUNDS' ACTIVITIES

The assets of the Funds are invested in portfolio securities. If the securities owned by the Funds increase in value, either because their price appreciates in local currency terms or because the currency in which they are denominated appreciated relative to the U.S. dollar, the value of the shares of the Funds which the shareholder owns will generally increase. Conversely, if the securities owned by the Funds decrease in value, the value of the your shares will generally decrease. In this way, you participate in changes in the value of the securities owned by the Funds.

Under normal market conditions, each of the Funds invests at least a significant portion of its assets in instruments denominated in foreign currencies. Therefore, your gains or losses on shares of a Fund will in large part be based on changes in the net asset value of such shares, expressed in U.S. dollars, attributable to fluctuations in the exchange rates between the U.S. dollar and the foreign currencies in which such instruments are denominated. Unlike a U.S. dollar money market fund, which seeks to maintain a stable net asset value, the net asset value of the shares of each of the Funds will fluctuate. In addition, total return on each of the Funds may be higher or lower than the total return on a U.S. dollar money market fund. Investors, therefore, should not consider any of the Funds to be a substitute for a U.S. dollar money market fund.

WHAT ARE THE FUNDS' POTENTIAL RISKS?

An investment in shares of a Fund may not be appropriate for all investors and should not be considered a complete investment program. You should take into account your investment objectives as well as your other investments when considering the purchase of shares of any of the Funds. The value of the investments held by each Fund and, therefore, each of their respective net asset values, generally will vary inversely with changes in prevailing interest rates, although this variance will depend upon the effective maturities of the instruments held. Each of the Funds intend to invest exclusively in short-term money market instruments to minimize this effect.

Because the Hard Currency Fund invests in instruments denominated in Major Currencies issued by countries which have recently experienced, and which are expected to continue to experience, relatively low inflation, it is likely that the instruments in which this Fund invests may pay interest rates that are lower than instruments denominated in other Major Currencies, including the U.S. dollar. Due to the economic strength of the countries which issue the currencies in which such instruments are denominated, or other factors, however, the Major Currencies in which this Fund's instruments are denominated may appreciate relative to other Major Currencies, including the U.S. dollar. If such currency appreciation more than offsets any negative interest-rate differential, this Fund could provide a higher total return to investors than similar investments denominated in other Major Currencies, including the U.S. dollar.

Because the High Income Fund invests primarily in instruments denominated in the Major Currencies that have the highest yield, there is a significant possibility that the countries represented by such high-yield Major Currencies may have recently experienced or may be expected to experience relatively high rates of inflation, which may cause such Major Currencies to depreciate relative to other Major Currencies, including the U.S. dollar. It is possible, however, that the higher yields of the instruments in which this Fund invests will more than offset any such depreciation, in which case this Fund could provide a higher total return to investors than similar investments denominated in other Major Currencies, including the U.S. dollar.

The price of the shares of each of the Funds, expressed in U.S. dollar terms, will fluctuate and, unlike a money market fund, the Funds do not seek to maintain a stable net asset value. In addition, the total return on each of the Funds may be higher or lower than the total return on a U.S. dollar money market fund. INVESTORS, THEREFORE, SHOULD NOT CONSIDER ANY OF THE FUNDS TO BE A SUBSTITUTE FOR A U.S. DOLLAR MONEY MARKET FUND.

The value of the investments held by each Fund is calculated in U.S. dollars on each day that the New York Stock Exchange (the "Exchange") is open for business. As a result, to the extent that each such Fund's assets are invested in instruments denominated in currencies other than the U.S. dollar and such currencies appreciate relative to the U.S. dollar, that Fund's net asset value per share as expressed in U.S. dollars (and, therefore, the value of a shareholder's investment in that Fund as expressed in U.S. dollars) should increase. If the U.S. dollar appreciates relative to such other currencies, the converse should occur, except to the extent that losses are offset by net investment income generated by the money market instruments in which that particular Fund invests.

The currency-related gains and losses experienced by each Fund will be based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. An individual shareholder's gains or losses on shares of a Fund will be based on changes attributable to fluctuations in the net asset value of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of such shares. The relative amount of appreciation or depreciation in a Fund's assets also will be affected by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Interest rates paid on instruments denominated in foreign currencies may be higher or lower than those paid on comparable U.S. dollar instruments. Consequently, the Funds may have a higher or lower yield than a portfolio which invests strictly in U.S. dollar-denominated instruments.

Although the Funds are non-diversified series of the Trust under the 1940 Act, no such Fund will invest more than 5% of its total assets in the securities of a single foreign bank. This limitation does not apply to other issuers. As non-diversified Funds, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. Each Fund, however, intends to comply with the diversification requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"). As of the last day of each fiscal quarter, each Fund intends that its investments in securities of any one issuer (other than the U.S. government) will be limited to 25% of its total assets, and that, with respect to at least 50% of its total assets, no Fund may have invested more than 5% of its total assets in the securities of any one issuer or hold more than 10% of the outstanding voting securities of any one issuer. To the extent the Funds are not fully diversified under the 1940 Act, they may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if they were more broadly diversified.

WHO MANAGES THE FUNDS?

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Franklin Advisers, Inc. ("Advisers" or "Manager") serves as the Trust's investment manager. Advisers is a wholly-owned subsidiary of Franklin Resources, Inc. ("Resources"), a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its various subsidiaries (the "Franklin Templeton Group"). The Manager acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $78 billion.

Templeton Investment Counsel, Inc. ("TICI" or the "Subadviser") serves as the subadviser for the Funds under a contract with the Manager (together, the "Trust's Advisers"). TICI is an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Resources. Templeton Worldwide, Inc., operating through its subsidiaries, is a major investment management organization with approximately $50.9 billion of assets currently under management and a long history of global investing.

The team responsible for the day-to-day management of the Currency Funds' portfolios is: Mr. Thomas Dickson since 1995 and Mr. Neil S. Devlin since 1993.


Thomas J. Dickson
Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Dickson received his Bachelor of Science degree in managerial economics from the University of California at Davis. Mr. Dickson joined Franklin in 1992 and Templeton in 1994.


Neil S. Devlin
Executive Vice President
and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Devlin is a Chartered Financial Analyst and holds a Bachelor of Arts degree in economics and philosophy from Brandeis University. Mr. Devlin joined Templeton in 1987.


Donald P. Gould, Portfolio Manager of Advisers, is founder and president of the Trust. Mr. Gould is responsible for carrying out the Manager's supervision of the implementation of portfolio investment policies. Mr. Gould holds a Master of Business Administration degree from the Harvard Business School and a Bachelor of Arts degree in economics from Pomona College. He joined Franklin Templeton in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

Pursuant to the management agreement and the subadvisory agreement, the Trust's Advisers supervise and implement each Fund's investment activities and provide certain administrative services and facilities which are necessary to conduct the Funds' business. The Advisers perform similar services for other funds and there may be times when the actions taken with respect to the Funds' portfolio will differ from those taken by the Advisers on behalf of other funds. Neither the Advisers (including its affiliates) nor their officers, directors or employees nor the officers and trustees of the Trust are prohibited from investing in securities held by the Funds or other funds which are managed or administered by the Advisers to the extent such transactions comply with the Trust's Code of Ethics. Please see "Investment Advisory and Other Services" and "General Information" in the SAI for further information on securities transactions and a summary of the Trust's Code of Ethics.

Pursuant to the subadvisory agreement between the Manager and TICI, and subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of the Manager, TICI will provide day-to-day portfolio management for the Funds.

Each Fund is responsible for its own operating expenses, including, but not limited to, the Manager's fee; taxes, if any; custodian, legal and auditing fees; fees and expenses of trustees who are not members of, affiliated with, or interested persons of the Trust's Advisers; salaries of any personnel not affiliated with the Trust's Advisers; insurance premiums; trade association dues; expenses of obtaining quotations for calculating the value of each Fund's net assets; and printing and other expenses which are not expressly assumed by the Manager.

The Manager has elected to reduce the fees payable under the management agreement and to assume responsibility for making payments, if necessary, to offset certain operating expenses otherwise payable by the Funds so that total ordinary operating expenses do not exceed 1.25% of each Fund's average net assets. This arrangement is in effect until October 31, 1996, and then may be continued or terminated by the Manager at any time.

During the fiscal year ended October 31, 1995, management fees for the High Income Currency Fund, before any advance waiver, totaled 0.65% of the average net assets of the Fund. Total operating expenses, including management fees before any advance waiver, totaled 1.45% of the average net assets of the Fund. Pursuant to an agreement by Advisers to waive its fees, the High Income Currency Fund paid management fees totaling 0.45% of the average net assets of the Fund and operating expenses totaling 1.25%.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Funds' portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Do the Funds Purchase Securities For Their Portfolio?" in the SAI.



Shareholder accounting and many of the clerical functions for the Funds are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLAN OF DISTRIBUTION



A plan of distribution has been approved and adopted for each Fund pursuant to Each Fund has adopted a distribution plan (the "Plan" or "Plans"), pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, the Funds may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of a Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with a Fund, Distributors or its affiliates.



The maximum amount which each Fund may pay to Distributors or others for such distribution expenses is 0.45% per annum of the average daily net assets of each Fund, payable on a quarterly basis. All expenses of distribution and marketing in excess of 0.45% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Funds.



The Plans also cover any payments to or by the Funds, Distributors, or other parties on behalf of the Funds or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by a Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by each Fund.

WHAT DISTRIBUTIONS MIGHT I RECEIVE FROM THE FUNDS?

You may receive two types of distributions from the Funds:

1. INCOME DIVIDENDS. The Funds receive income generally in the form of dividends, interest and other income derived from their investments. This income, less the expenses incurred in the Funds' operations, is their net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Funds may derive capital gains or losses in connection with sales or other dispositions of their portfolio securities. Distributions by the Funds derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Funds as of October 31 of the current fiscal year and any undistributed capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to shareholders. The Funds may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.



DISTRIBUTION DATE



Although subject to change by the Board without prior notice to, or approval by, shareholders, the Funds' current policy is to declare income dividends monthly for shareholders of record on the first business day preceding the 15th of the month, payable on or about the last business day of that month. The amount of income dividend payments by the Funds is dependent upon the amount of net income each Fund receives from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. THE FUNDS DO NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN THEIR SHARES.

In order to be entitled to a dividend, you must have acquired Fund shares prior to the close of business on the record date. If you are considering purchasing Fund shares shortly before the record date of a distribution, you should be aware that because the value of a Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of a Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DISTRIBUTION OPTIONS

You may choose to receive your distributions from each Fund in any of these ways:

1     PURCHASE ADDITIONAL SHARES OF A FUND - You may purchase additional shares of a Fund (without a sales charge or imposition of a contingent deferred sales charge) by reinvesting capital gain distributions, or both dividend and capital gain distributions. This is a convenient way to accumulate additional shares and maintain or increase your earnings base.

2     PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your distributions to purchase the same class of shares of another Franklin Templeton Fund (without a sales charge or imposition of a contingent deferred sales charge). Many shareholders find this a convenient way to diversify their investments.

3     RECEIVE DISTRIBUTIONS IN CASH - You may choose to receive dividends, or both dividend and capital gain distributions in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to send the money to a checking account, please see "Electronic Fund Transfers" under "What Programs and Privileges Are Available to Me as a Shareholder?"

TO SELECT ONE OF THESE OPTIONS, PLEASE COMPLETE SECTIONS 6 AND 7 OF THE SHAREHOLDER APPLICATION INCLUDED WITH THIS PROSPECTUS OR TELL YOUR INVESTMENT REPRESENTATIVE WHICH OPTION YOU PREFER. IF NO OPTION IS SELECTED, DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS WILL BE AUTOMATICALLY REINVESTED IN THE ORIGINAL FUND. You may change the distribution option selected at any time by notifying the respective Fund by mail or by telephone. Please allow at least seven days prior to the record date for the Fund to process the new option.


HOW TAXATION AFFECTS YOU AND THE FUNDS

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Funds and their shareholders, see "Additional Information Regarding Taxation" in the SAI.



Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each of the Funds intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, a Fund will not be liable for federal income or excise taxes.

Regular income dividends (which are generally distributed monthly) will be determined from each Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to each Fund. Therefore, if in the course of a fiscal year, a Fund realizes net foreign currency losses, that Fund may be required to reclassify all or a portion of its income dividend distributions made during such fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by a Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. Shareholders will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends which the shareholder receives from a Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether the shareholder has elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time the shareholder has owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of a Fund's shares are taxable events on which a shareholder may realize a gain or a loss. Any loss incurred on sale or exchange of each Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares.

Shareholders who are not U.S. persons for purposes of federal income taxation should consult with their financial or tax advisors regarding the applicability of U.S. withholding or other taxes on distributions received by them from the Funds and the application of foreign tax laws to these distributions.

Shareholders should consult their tax advisors with respect to the applicability of state and local intangible property or income taxes to their shares in the Funds and to distributions and redemption proceeds received from the Funds.



HOW DO I BUY SHARES?

You may buy shares to open a Fund account with as little as $100 and make additional investments at any time with as little as $25. If you are purchasing shares through a retirement plan established by the Franklin Templeton Group, these minimums may be waived. To open your account, contact your investment representative or complete and sign the enclosed Shareholder Application and return it to a Fund with your check.

PURCHASE PRICE OF FUND SHARES

You may buy shares at the public offering price. The public offering price is equal to the net asset value plus the 3.0% sales charge, unless you qualify to purchase shares at a discount or without a sales charge as discussed below. The offering price will be calculated to two decimal places using standard rounding criteria.

QUANTITY DISCOUNTS IN SALES CHARGES

The sales charge you pay when you buy shares may be reduced based upon the size of your purchase, as shown in the table below.


                                                              TOTAL SALES CHARGE
                                                                    DEALER
                                                    AS A          CONCESSION
                                   AS A          PERCENTAGE          AS A
                                PERCENTAGE         OF NET         PERCENTAGE
    SIZE OF TRANSACTION         OF OFFERING        AMOUNT        OF OFFERING
     AT OFFERING PRICE             PRICE          INVESTED          PRICE*
     -----------------             -----          --------          ------
Less than $50,000                  3.00%            3.09%           2.60%
$50,000 but less than
$100,000                           2.50%            2.56%           2.25%
$100,000 but less than
$250,000                           2.00%            2.04%           1.85%
$250,000 but less than
$500,000                           1.50%            1.52%           1.40%
$500,000 but less than
$750,000                           1.00%            1.01%           1.00%
$750,000 but less than
$1,000,000                         0.75%            0.76%           0.75%
$1,000,000 or more                 none             none        (see below)**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended.

**A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

***Please see "General - Other Payments to Securities Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.

RIGHTS OF ACCUMULATION. To determine if you may pay a reduced sales charge, you may add the cost or current value, whichever is higher, of your Class I and Class II shares in other Franklin Templeton Funds, as well as those of your spouse, children under the age of 21 and grandchildren under the age of 21, to the amount of your current purchase. To receive the reduction, you or your investment representative must notify Distributors that your investment qualifies for a discount.

LETTER OF INTENT. You may purchase shares at a reduced sales charge by completing the Letter of Intent section of the Shareholder Application. A Letter of Intent is a commitment by you to invest a specified dollar amount during a 13 month period. The amount you agree to invest determines the sales charge you pay. You or your investment representative must inform us that the Letter is in effect each time you purchase shares.

BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION, YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING:

    You authorize Distributors to reserve five percent (5%) of the amount of the total intended purchase in Fund shares registered in your name.

    You grant Distributors a security interest in these shares and appoint Distributors as attorney-in-fact with full power of substitution to redeem any or all of these reserved shares to pay any unpaid sales charge if you do not fulfill the terms of the Letter.

    We will include the reserved shares in the total shares you own as reflected on your periodic statements.

    You will receive dividend and capital gain distributions on the reserved shares; we will pay or reinvest these distributions as you direct.

    Although you may exchange your shares, you may not liquidate reserved shares until you complete the Letter or pay the higher sales charge.

    Our policy of reserving shares does not apply to certain benefit plans described under "Purchases at Net Asset Value."

If you would like more information about the Letter of Intent privilege, please see "How Do I Buy and Sell Shares? - Letter of Intent" in the SAI or call our Shareholder Services Department.

GROUP PURCHASES. If you are a member of a qualified group, you may purchase Fund shares at the reduced sales charge applicable to the group as a whole. The sales charge is based on the combined dollar value of the group members' existing investments, plus the amount of the current purchase. For example, if group members previously invested and still hold $80,000 of Fund shares and invest $25,000, the sales charge will be 2.0%.

We define a qualified group as one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount and (iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares.

In addition, a qualified group must have more than 10 members, and be available to arrange for meetings between our representatives and group members. It must also agree to include sales and other materials related to the Franklin Templeton Funds in publications and mailings to its members at reduced or no cost to Distributors, and arrange for payroll deduction or other bulk transmission of investments to the respective Fund.

If you select a payroll deduction plan, your investments will continue automatically until you notify the respective Fund and your employer to discontinue further investments. Due to the varying procedures used by employers to handle payroll deductions, there may be a delay between the time of the payroll deduction and the time the money reaches a Fund. We invest your purchase at the applicable offering price per share determined on the day that the respective Fund receives both the check and the payroll deduction data in required form.



PURCHASES AT NET ASSET VALUE



You may invest money from the following sources in shares of a Fund without paying front-end or contingent deferred sales charges:

(i) a distribution that you have received from a Franklin Templeton Fund if it is returned within 365 days of its payment date. When you return the distribution, please include a written request to reinvest the money at net asset value. You may reinvest Class II distributions in either Class I or Class II shares, but Class I distributions may only be invested in Class I shares under this privilege. For more information, see "Distribution Options" under "What Distributions Might I Receive From the Funds?" or call Shareholder Services at 1-800/632-2301;

(ii) a redemption from a mutual fund with investment objectives similar to those of a Fund, if (a) your investment in that fund was subject to either a front-end or contingent deferred sales charge at the time of purchase, (b) the fund is not part of the Franklin Templeton Funds, and (c) your redemption occurred within the past 60 days;

(iii) a distribution from an existing retirement plan already invested in the Franklin Templeton Funds (including the Franklin Templeton Profit Sharing 401(k) plan), up to the total amount of the distribution. When you return the distribution, please include a written request to reinvest the money at net asset value. The distribution must be returned to a Fund within 365 days of the distribution date; or

(iv) a redemption from Templeton Institutional Funds, Inc., if you then reinvest the redemption proceeds under an employee benefit plan qualified under Section 401 of the Code, in shares of a Fund.

You may also reinvest the proceeds from a redemption of any of the Franklin Templeton Funds at net asset value. To do so, you must (a) have paid a sales charge on the purchase or sale of the original shares, (b) reinvest the redemption money in the same class of shares, and (c) request the reinvestment of the money in writing to a Fund within 365 days of the redemption date. You may reinvest up to the total amount of the redemption proceeds under this privilege. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. While you will receive credit for any contingent deferred sales charge paid on the shares redeemed, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares exchanged into other Franklin Templeton Funds are not considered "redeemed" for this privilege (see "What If My Investment Outlook Changes? - Exchange Privilege").

If you immediately reinvested your redemption proceeds in a Franklin Bank Certificate of Deposit ("CD") but you would like to reinvest them back into the Franklin Templeton Funds as described above, you will have 365 days from the date the CD (including any rollover) matures to do so.

If your securities dealer or another financial institution reinvests your money in a Fund at net asset value for you, that person or institution may charge you a fee for this service.

A redemption is a taxable transaction, but reinvestment without a sales charge may affect the amount of gain or loss you recognize and the tax basis of the shares reinvested. If you have a loss on the redemption, the loss may be disallowed if you reinvest in the same fund within a 30-day period. If you would like more information regarding the possible tax consequences of such a reinvestment, please see the tax section of this Prospectus and the SAI.

Certain categories of investors also qualify to purchase shares of a Fund at net asset value regardless of the source of the investment proceeds. If you are or your account is included in one of the categories below, none of the shares of the Fund or Funds you purchase will be subject to front-end or contingent deferred sales charges:

(i) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer;

(ii)  accounts managed by the Franklin Templeton Group;

(iii) certain unit investment trusts and unit holders of such trusts reinvesting distributions from the trusts in a Fund;

(iv) registered securities dealers and their affiliates, for their investment accounts only;

(v) current employees of securities dealers and their affiliates and their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate;

(vi) broker-dealers who have entered into a supplemental agreement with Distributors, or registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program);

(vii) any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that a Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). IF YOU ARE SUCH AN INVESTOR, PLEASE CONSULT YOUR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF EACH FUND CONSTITUTE LEGAL INVESTMENTS. Municipal investors considering investment of proceeds of bond offerings into a Fund should consult with expert counsel to determine the effect, if any, of various payments made by that Fund or its investment manager on arbitrage rebate calculations. If you are a securities dealer who has executed a dealer agreement with Distributors and, through your services, an eligible governmental authority invests in a Fund at net asset value, Distributors or one of its affiliates may make a payment, out of its own resources, to you in an amount not to exceed 0.25% of the amount invested. Please contact the Franklin Templeton Institutional Services Department for additional information;

(viii) officers, trustees, directors and full-time employees of the Franklin Templeton Funds, or of the Franklin Templeton Group, and their family members. Although you may pay sales charges on investments in accounts opened after your association with us has ended, you may continue to invest in accounts opened while you were with us without paying sales charges;

(ix) trust companies and bank trust departments that exercise exclusive discretionary investment authority over funds held in a fiduciary, agency, advisory, custodial or similar capacity and agree to invest at least $1 million in Franklin Templeton Funds over a 13-month period. We will accept orders for such accounts by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order;

(x) insurance company separate accounts investing for pension plan contracts;

(xi) trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested; or

(xii) Designated Retirement Plans. Non-Designated Retirement Plans may also qualify to purchase shares of a Fund if they meet the requirements described under "Group Purchases," above.

If you would like more information, please see "How Do I Buy and Sell Shares?" in the SAI.

HOW DO I BUY SHARES IN CONNECTION WITH TAX-DEFERRED RETIREMENT PLANS?

Your individual or employer-sponsored tax-deferred retirement plans may invest in a Fund. You may use the Funds for an existing retirement plan, or, because Trust Company can serve as custodian or trustee for retirement plans, you may ask Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence.

Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that you must use an application other than the one contained in this Prospectus to establish a retirement plan account with Trust Company. To obtain a retirement plan brochure or application, please call 1-800/DIAL BEN (1-800/342-5236). Trust Company is an affiliate of Distributors.

Please see "How Do I Sell Shares?" for information regarding redemptions from retirement plan accounts. You must complete specific forms in order to receive distributions from Trust Company retirement plans.

Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, if you are a retirement plan investor, you should consider consulting your investment representatives or advisors about investment decisions within your plans.

GENERAL

The Funds continuously offer their shares through securities dealers who have an agreement with Distributors. The Funds and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Funds offers their shares may differ from federal law. Banks and financial institutions that sell shares of the Funds may be required to register as securities dealers pursuant to state law.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These breakpoints are reset every 12 months for purposes of additional purchases.

Distributors or one of its affiliates may also pay up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by any of the entities described in paragraphs (ix),(xi) or (xii) under "Purchases at Net Asset Value" above and up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by Non-Designated Retirement Plans. Please see "How Do I Buy and Sell Shares?" in the SAI for the breakpoints applicable to these purchases.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with the sale of shares of the Franklin Templeton Funds. In some cases, this compensation may be available only to securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include financial assistance and payments made in connection with conferences, sales or training programs for employees of the securities dealer, seminars for the public, advertising, sales campaigns and/or shareholder services, programs regarding one or more of the Franklin Templeton Funds and other programs or events sponsored by securities dealers, and payment for travel expenses of invited registered representatives and their families, including lodging, in connection with business meetings or seminars located within or outside the United States. Securities dealers may not use sales of the Funds' shares to qualify for this compensation if prohibited by the laws of any state or self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of this compensation is paid for by the Funds or their shareholders.

For additional information about shares of the Funds, please see "How Do I Buy and Sell Shares?" in the SAI. The SAI also includes a listing of the officers and trustees of the Trust who are affiliated with Distributors. See "Officers and Trustees."


WHAT PROGRAMS AND PRIVILEGES ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUNDS IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE "REGISTERING YOUR ACCOUNT" IN THIS PROSPECTUS).



SHARE CERTIFICATES




Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of a Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or your securities dealer.



CONFIRMATIONS



A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during that period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.



AUTOMATIC INVESTMENT PLAN



The Automatic Investment Plan offers a convenient way to invest in the Funds. Under the plan, you can arrange to have money transferred automatically from your checking account to a Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for the requirements of the program or contact your investment representative. Of course, the market value of a Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.



SYSTEMATIC WITHDRAWAL PLAN



The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by that Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from that Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in a Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. A Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if a Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from a Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.



INSTITUTIONAL ACCOUNTS



There may be additional methods of purchasing, redeeming or exchanging shares of a Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, a Fund's shares may be exchanged for the same class of shares of other Franklin Templeton Funds which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums.

No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of a Fund and purchase Class II shares of another Franklin Templeton Fund but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges. Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to a Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:

BY MAIL



Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.



BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUNDS BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THAT FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from each Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Funds and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of a Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset values of the funds involved, except as set forth below. Exchanges of shares of a Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the originial investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of a Fund which were purchased with a lower sales charge to a fund which has a higher sales charge will be charged the difference, unless the shares were held in a Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

If a substantial portion of a Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of each Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by each Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."



TIMING ACCOUNTS



Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.



RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.



Each Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of a Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of a Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of a Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

Each Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, that Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of a Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to a Fund and therefore may be refused.

The Funds and Distributors also, as indicated under "How Do I Buy Shares?" reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares and receive from a Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services at the address shown on the back cover of this Prospectus and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from such Fund the value of the shares based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share Shareholders are requested to provide a telephone number(s) where they may be reached during business hours, or in the evening if preferred. Investor Services' ability to contact a shareholder promptly when necessary will speed the processing of the redemption.



TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;



(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;



(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) a Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to a Fund, (c) a Fund has been notified of an adverse claim, (d) the instructions received by a Fund are given by an agent, not the actual registered owner, (e) a Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of a Fund.



Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for your protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.



Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:



Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.



Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.



Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.



Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.



Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of a Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information about telephone redemptions by writing to the Funds or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUNDS AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - VERIFICATION PROCEDURES."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with a Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, qualified retirement plans and government entities which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

Each Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to a Fund, rather than on the day a Fund receives your written request in proper form. The documents described under "By Mail" above, as well as a signed letter of instruction, are required regardless of whether you redeem shares directly or submit such shares to a securities dealer for repurchase. Your letter should reference a Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when a Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to a Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or upon periodic distributions based on life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by a Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; and redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR amount will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.



ADDITIONAL INFORMATION REGARDING REDEMPTIONS

Each Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.



The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for the protection of shareholders. Of course, the amount received may be more or less than the amount you invested, depending on fluctuations in the market value of securities owned by a Fund.



RETIREMENT ACCOUNTS



Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Funds or their affiliates will be liable for any loss caused by your failure to cash such checks.

"Cash" payments to or from a Fund may be made by check, draft or wire. The Trust has no facility to receive or pay out cash in the form of currency.



For any information required about a proposed liquidation, a shareholder may call Franklin's Shareholder Services Department or the securities dealer may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS



By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer a Fund's shares in one account to another identically registered account in that Fund,
(iv) request the issuance of certificates (to be sent to the address of record only) and (v) exchange a Fund's shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares? - By Telephone" you will be able to redeem shares of a Fund.



VERIFICATION PROCEDURES



Each Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and by sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Funds and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Funds and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Funds or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither a Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.



RESTRICTED ACCOUNTS



Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account shareholders may call to speak to a Retirement Plan Specialist at 1-800/527-2020.



GENERAL



During periods of drastic economic or market changes, it is possible that the telephone transaction privilege will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or to send written instructions to a Fund as detailed elsewhere in this Prospectus.

Neither the Funds nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE THE FUNDS' SHARES VALUED?

The net asset value per share of each Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of each Fund).

The net asset value per share of each Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in each Fund's portfolio are valued as described under "How Are the Funds's Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the automated Franklin TeleFACTS(R) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to each Fund In addition, you may process an exchanged within the same class into an identically registered Franklin account and request duplicate confirmation or year-end statements and deposit slips. The Funds' codes, which will be needed to access system information are 211 for the Global Currency Fund, 213 for the High Income Fund, and 212 for the Hard Currency Fund. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone:

                                                           HOURS OF OPERATION
                                                           (MONDAY THROUGH
DEPARTMENT NAME                   TELEPHONE NO.               FRIDAY)
Shareholder Services              1-800/632-2301     5:30a.m. to 5:00p.m.
Dealer Services                   1-800/524-4040     5:30a.m. to 5:00p.m.
Fund Information                  1-800/DIAL BEN     5:30a.m. to 8:00p.m.
                                                     8:30a.m. to 5:00p.m.
                                                     (Saturday)
Retirement Plans                  1-800/527-0637     5:30a.m. to 5:00p.m.
TDD (hearing impaired)            1-800/851-0637     5:30a.m. to 5:00p.m.



In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.



HOW DO THE FUNDS MEASURE PERFORMANCE?

Advertisements, sales literature and communications to you may contain several measures of each Fund's performance, including current yield, various expressions of total return and current distribution rate. They may also occasionally cite statistics to reflect a Fund's volatility or risk.



Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. A Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to shareholders, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.



Current yield reflects the income per share earned by each Fund's portfolio investments. It is calculated by dividing a Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Current yield for each Fund, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI) is not indicative of the dividends or distributions which were or will be paid to a Fund's shareholders. Dividends or distributions paid to shareholders are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of a Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what a Fund's total return, current yield, or distribution rate may be in any future period.



GENERAL INFORMATION

REPORTS TO SHAREHOLDERS



Each Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to each household, as well as to reduce a Fund's expenses, Investor Services will attempt to identify related shareholders within a household and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Trust at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Trust was organized as a Massachusetts business trust on November 6, 1985. The Trust's authorized capital stock consists of shares of common stock of $.01 par value. All shares have one vote, and, when issued, are fully paid and non-assessable. All shares have equal voting, participation and liquidation rights, but have no subscription, preemptive or conversion rights. The Trust reserves the right to issue additional classes of shares.

Shares of each series of the Trust vote separately as to issues affecting that fund, or the Trust, unless otherwise permitted by the 1940 Act. Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shaes voting will not be able to elect any person or persons to the Board.

The Trust does not intend to hold annual shareholder meetings. The Trust may, however, hold a special shareholders meeting of a series for such purposes as changing fundamental investment restrictions, approving a new management agreement or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion or by shareholders holding of a series holding at least ten percent of the outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in Section 16(c) of the 1940 Act.

The Board of Trustees may from time to time establish other series of the Trust, the assets and liabilities of which will be separate and distinct from any other fund of the Trust.



REDEMPTIONS BY THE FUNDS



Each Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, provided you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

REGISTERING YOUR ACCOUNT

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" and "Owner 2"; the "or" designation is not used except for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in a Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, a Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and a Fund after a Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Funds may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or by you, your nominee, or both. If a securities dealer or other representative is of record on your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by a Fund and Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS



Pursuant to the Code and U.S. Treasury regulations, the Funds may be required to report to the IRS any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies a Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Funds reserve the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by you is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide a Fund with a certified TIN within 60 days after opening the account.




FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND

PROSPECTUS MARCH 1, 1996



777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN

This Prospectus pertains to the Franklin Templeton German Government Bond Fund (the "Fund"), a non-diversified series of Franklin Templeton Global Trust (the "Trust"), formerly known as the Huntington Funds, an open-end management investment company consisting of four separate series. The Fund's investment objective is to seek, over the long term, total return through investment in a managed portfolio of German government bonds. Total return consists of a combination of interest income, capital appreciation and currency gains.



The Fund may invest in domestic and foreign securities as described under "How does the Fund Invest Its Assets?"

This Prospectus is intended to set forth in a clear and concise manner information about the Fund that a prospective investor should know before investing. After reading the Prospectus, you should retain it for future reference; it contains information about the purchase and sale of shares and other items which you will find useful to have.

A Statement of Additional Information ("SAI") concerning the Fund, dated March 1, 1996, as may be amended from time to time, provides a further discussion of certain areas in this Prospectus and other matters which may be of interest to you. It has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. A copy is available without charge from the Fund or the Fund's principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK; FURTHER, SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. SHARES OF THE FUND INVOLVE INVESTMENT RISKS, INCLUDING THE
POSSIBLE LOSS OF PRINCIPAL.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS NOT AN OFFERING OF THE SECURITIES HEREIN DESCRIBED IN ANY STATE IN WHICH THE OFFERING IS NOT AUTHORIZED. NO SALES REPRESENTATIVE, DEALER, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS. FURTHER INFORMATION MAY BE OBTAINED FROM THE UNDERWRITER.


CONTENTS                                     PAGE

Expense Table

Financial Highlights - How Has the Fund Performed?

What is the Franklin Templeton Global Trust?

How Does the Fund Invest Its Assets?

What are the Fund's Potential Risks

Who Manages the Fund?

What Distributions Might I Receive from the Fund?

How Taxation Affects You and the Fund

How Do I Buy Shares?

What Programs and Privileges Are Available to Me as a Shareholder?

What If My Investment Outlook Changes? - Exchange Privilege

How Do I Sell Shares

Telephone Transactions

How are Fund Shares Valued?

How Do I Get More Information
  About My Investment?

How Does the Fund Measure Performance?

General Information

Registering you Account

Important Notice Regarding
  Taxpayer IRS Certifications




EXPENSE TABLE

The purpose of this table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly in connection with an investment in the Fund. These figures are based on the aggregate operating expenses of the Fund for the fiscal year ended October 31, 1995.

SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on
Purchases (as a percentage of offering
price)                                                                    3.00%
Reinvested Dividends                                                       NONE
Deferred Sales Charge                                                     NONE+
Exchange Fee (per transaction)                                          $5.00++


+Investments of $1 million or more are not subject to a front-end sales charge; however, a contingent deferred sales charge of 1% is generally imposed on certain redemptions within a "contingency period" of 12 months of the calendar month of such investments. See "How Do I Sell Shares? -- Contingent Deferred Sales Charge."

++$5.00 fee imposed only on Timing Accounts as described under "What If My Investment Outlook Changes? - Exchange Privilege." All other exchanges are processed without a fee.

ANNUAL FUND OPERATING EXPENSES
Management Fees                                                    0.51%*
Rule 12b-1 Fees**                                                  0.19%**
Other Expenses:
Reports to Shareholders                             0.16%
Shareholder servicing costs                         0.06%
OTHER                                               0.33%

Total Other Expenses                                               0.55%

Total Fund Operating Expenses                                      1.25%**,*

*The investment manager has agreed in advance to waive a portion of its management fees and to make certain payments to reduce expenses of the Fund. Absent the fee waiver by the investment manager, the Fund would have paid management fees and total operating expenses of 0.55% and 1.29%, respectively, of the average net assets of the Fund.

**The maximum amount of Rule 12b-1 fees allowed pursuant to the Fund's distribution plan is 0.25%. See "Who Manages the Fund? - Plan of Distribution." Consistent with National Association of Securities Dealers, Inc.'s rules, it is possible that the combination of front-end sales charges and Rule 12b-1 fees could cause long-term shareholders to pay more than the economic equivalent of the maximum front-end sales charges permitted under those same rules.

You should be aware that the above table is not intended to reflect in precise detail the fees and expenses associated with an investment in the Fund. Rather, the table has been provided only to assist you in gaining a more complete understanding of fees, charges and expenses. For a more detailed discussion of these matters, you should refer to the appropriate sections of this Prospectus.


EXAMPLE

As required by SEC regulations, the following example illustrates the expenses, including the maximum front-end sales charge, that apply to a $1,000 investment in the Fund over various time periods assuming (1) a 5% annual rate of return and (2) redemption at the end of each time period.

1 YEAR*          3 YEARS     5 YEARS         10 YEARS
$42              $68         $97             $177

*Assumes that a contingent deferred sales charge will not apply.

THIS EXAMPLE IS BASED ON THE AGGREGATE ANNUAL OPERATING EXPENSES, BEFORE FEE WAIVERS AND EXPENSE REDUCTION, SHOWN ABOVE AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, WHICH MAY BE MORE OR LESS THAN THOSE SHOWN. The operating expenses are borne by the Fund and only indirectly by you as a result of your investment in the Fund. In addition, federal securities regulations require the example to assume an annual return of 5%, but the Fund's actual return may be more or less than 5%.

FINANCIAL HIGHLIGHTS - HOW HAS THE FUND PERFORMED?

Set forth below is a table containing the financial highlights for a share of the Fund. The information for the fiscal year ended October 31, 1995, the six month period ended October 31, 1994 and the fiscal year ended April 30, 1994 has been audited by Coopers & Lybrand L.L.P., independent auditors, whose audit report appears in the financial statements Fund's Annual Report to Shareholders dated October 31, 1995. The previous fiscal year of the Fund was audited by other independent auditors whose opinions are not included herein. See "Report to Shareholders" under "General Information."


                           Per Share Operating Performance+                                          Ratios/Supplemental Data
             ____________________________________________________________                           __________________________
                                             Distri-   Distri- Distri-                                           Ratio of Net
       Net Asset Net   Net                   butions   butions butions         Net Asset      Net Assets Ratio of Investment
 Year  Value at Invest-Realized & Total From From Net  From     From     Total   Value          at End   Expenses Income toPortfolio
Ended Beginning ment   Unrealized Investment InvestmentCapital Return of Distri-at End  Total  of Year toAverage  Average  Turnover
April 30of Year Income Gain(Loss) Operations Income    Gains   Capital   butionsof YearReturn++(in 000's)Net Assets**NetAssets Rate

19931   $12.50 $.27   $ .56       $ .83    $(.25)      $   -    $   -    $(.25) $13.08  6.15%  $10,738    .87%*     6.06%* 190.89%*
1994     13.08  .78    (.72)        .06     (.39)       (.06)    (.40)    (.85)  12.29   .64    13,341   1.00       4.74   185.66
19942    12.29  .41     .92        1.33     (.36)          -        -     (.36)  13.26 10.92    13,236   1.04*      6.37*  301.60*
19953    13.26 1.53    0.71        2.24    (1.19)          -        -    (1.19)  14.31 18.28    24,113   1.25       5.17    67.77


1For the period December 31, 1992 (effective date of registration) to April 30, 1993.
2Six month period ended October 31, 1994.
3For the year ended October 31, 1995.

+Selected data for a share of beneficial interest outstanding throughout the period.

++Total return measures the change in value of an investment over the periods indicated. It does not include the maximum 3.0%
front-end sales charge and assumes reinvestment of dividends and capital gains at net asset value.

*Annualized

**During the periods indicated, the investment manager reduced its management fees and reimbursed other expenses incurred by the
Fund. Had such action not been taken, the ratios of expenses to average net assets would have been as follows:

                                                                                               Ratio of
                                                                                               Expenses
                                                                                              to Average
                                                                                              Net Assets
                 1993                                                                           1.73%
                 1994                                                                            1.83
                 1994 2                                                                          1.77
                 1995 3                                                                          1.29

2 Six month period ended October 31, 1994.

3 For the year ended October 31, 1995.





WHAT IS THE FRANKLIN TEMPLETON GLOBAL TRUST?


The Trust, organized as a Massachusetts business trust on November 6, 1985, is an open-end, management investment company, known as a mutual fund, and has registered with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund, a non-diversified series of the Trust, is managed by Franklin Advisers, Inc. (the "Manager" or "Adviser"). Templeton Investment Counsel, Inc. ("TICI" or the "Subadviser") serves as the subadviser under a contract with the Manager (together, the "Fund's Advisers"). TICI is an indirect subsidiary of Templeton Worldwide, Inc., which is a direct, wholly-owned subsidiary of Franklin Resources, Inc.
("Resources"). (See "Management of the Fund.")

The Board of Trustees of the Trust (the "Board") may determine, at a future date, to offer shares of the Fund in one or more "classes" to permit the Fund to take advantage of alternative methods of selling Fund shares. "Classes" of shares represent proportionate interests in the same portfolio of investment securities but with different rights, privileges and attributes, as determined by the trustees. Certain funds in the Franklin Templeton Funds, as that term is defined under "How Do I Buy Shares?," currently offer their shares in two classes, designated "Class I" and "Class II." Because the Fund's sales charge structure and plan of distribution are similar to those of Class I shares, shares of the Fund may be considered Class I shares for redemption, exchange and other purposes.

You may purchase shares of the Fund (minimum investment of $100 initially and $25 thereafter) at the current public offering price. The current public offering price of the Fund is equal to the net asset value (see "How Are Fund Shares Valued?" in this prospectus and the SAI), plus a variable sales charge not exceeding 3.00% of the offering price depending upon the amount invested. Please see "How Do I Buy Shares?"


HOW DOES THE FUND INVEST ITS ASSETS?

The Fund's investment objective is to seek, over the long-term, total return through investment in a managed portfolio of German government bonds.

- The Fund is designed for United States ("U.S.") investors who wish to invest in German government bonds for the purpose of seeking one or more of the following potential benefits:

- Higher current yields than may be available on U.S. government bonds

- Capital appreciation resulting from a decline in German interest rates and a corresponding increase in German government bond prices

- Currency gains from an increase in the value of the German mark relative to the U.S. dollar

- Safety of principal due to the high credit quality of German government bonds

- Portfolio diversification outside of the U.S. through German currency and interest rate exposure

- Protection of global purchasing power in the event of higher U.S. inflation rates and/or depreciation of the U.S. dollar relative to the German mark

The Fund's investment objective is a fundamental policy of the Fund and may not be changed without shareholder approval. There can be no assurance that the objective will be achieved or that any of the potential benefits listed above will be realized. In addition, there are significant risk considerations relevant to an investment in the Fund, as described below.

HOW DOES THE FUND INVEST ITS ASSETS?

The Fund invests between 65% and 100% of its total assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities and political subdivisions ("German government obligations"). The German government obligations in which the Fund invests are denominated in the German mark and are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"), or, if unrated, are considered by the Fund's Advisers to be of a quality comparable to triple A rated instruments. See "Investing in German Government Obligations."

Consistent with its investment objective, the Fund may also invest up to 35% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) which are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the Fund's Advisers to be of a quality comparable to triple A rated instruments (ii) German domestic fixed income securities know as Offentliche Pfandbriefe which are rated at time of purchase triple A by a U.S. nationally recognized rating service, or which, if unrated, are considered by the Fund's Advisers to be of a quality comparable to triple A rated instruments; and (iii) cash and money market instruments denominated in the German mark which are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or which, if unrated, are considered by the Fund's Advisers to be of comparable high quality.


Under normal market conditions, the Fund may have up to 5% of its total assets invested in U.S. dollar denominated cash and money market instruments, such as U.S. Treasury bills, to provide extra liquidity for meeting shareholder redemptions and exchanges.



While the Fund does not anticipate that it will have less than 75% of its total assets invested in German government obligations under normal market conditions, the Fund reserves the right to reduce its investment in German government obligations to 65% of its total assets (with a corresponding increase in the amount it invests in other German mark-denominated securities and cash) if such investment allocation is deemed to be in the Fund's best interest by the Fund's Advisers. It is also possible that the Fund may occasionally hold significant cash or cash equivalents denominated in German marks until suitable investment positions are available. Investors should understand that in order to preserve its favorable tax status, the Fund may regularly hold 25% or less of its assets in obligations issued or guaranteed by the Federal Republic of Germany even while holding 65% or more of its total assets in German government obligations (as defined above). In addition, as a temporary measure, the Fund may also reduce its investment in German government obligations and/or increase its investment in U.S. government and agency securities from time to time to preserve its favorable tax status.



The rate of exchange between the U.S. dollar and the German mark fluctuates. As a result, the Fund generally will experience gains and losses attributable to those fluctuations. The Fund does not generally position hedge or otherwise attempt to limit its exposure to German mark currency risk and, therefore, is designed for investors who are prepared to accept the risk of currency fluctuations.

Changes in German market interest rates will affect the market value of the Fund. When German market interest rates rise, the market value of the Fund's securities generally will decline. Conversely, when German market interest rates decline, the market value of the Fund's securities generally will rise. The Fund's Advisers will actively manage the Fund's portfolio maturity structure in an attempt to achieve positive returns for the Fund over time from changes in interest rates. See "Risks of Investing in the Fund."

It is anticipated that under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years. For temporary, defensive purposes, however, the Fund's weighted average portfolio maturity may be less than five years.

The Fund's Advisers invest the Fund's assets on the basis of a number of factors, including, (i) the current level of interest rates on German government obligations of various maturities and (ii) its view of future movements of those interest rates. In determining the Fund's maturity structure, the Fund's Advisers consider many factors pertaining to the German economy, including the current stage of the economic cycle, government fiscal and monetary policy, inflation expectations, the relationship of interest rates of varying maturities, (i.e., the slope of the yield curve), currency market outlook, and economic growth prospects within Germany and around the world.

Any policy or technique that is described in this Prospectus or in the Fund's SAI, unless identified as a fundamental policy requiring shareholder approval to change, may be changed by the Board without shareholder approval.

The Fund is subject to a number of additional investment restrictions, some of which may be changed only with the approval of shareholders, which limit its activities to some extent. For a list of these restrictions and more information concerning the policies discussed herein, please see "How Does the Fund Invest Its Assets?" and "Investment Restrictions" in the SAI.


INVESTING IN GERMAN GOVERNMENT OBLIGATIONS

German government obligations generally are considered by rating agencies to be among the highest credit quality debt instruments worldwide.

In addition, the Bundesbank (the German central bank) generally is viewed as among the most disciplined and ardent central banks in the world in its policies of fighting domestic inflation and protecting the international value of the German mark.

The German bond market is the third largest in the world and currently also one of the fastest growing. The fall of the Berlin Wall in 1989 and the subsequent reunification of what were previously East Germany and West Germany in 1990 have significantly increased German public sector financing requirements and caused substantial recent growth of the German government bond market.



According to Merrill Lynch, the face amount of German mark-denominated bonds outstanding as of December 31, 1994, was approximately 4.02 trillion marks (U.S. $2.68 trillion). Of this total, German government and agency bonds accounted for
1.276 trillion marks (U.S. $851 billion), or about 32% of the total market. Liquidity in the German government bond market is considered by the Fund's Advisers to be very high.

The table below shows publicly issued German bonds outstanding, by issuer type, as of December 31, 1994. U.S. bond market statistics are also provided for comparison purposes.

COMPARATIVE BOND MARKET STATISTICS
(in U.S. $billions)

ISSUER TYPE                          GERMANY     U.S.

Central government                   $  718.9    $2,392.2

Central government                      132.2     2,176.0
  agency & government
  guaranteed

State and local                         424.6       921.0

Corporates                              957.2     2,246.5

Other, foreign, international
and Euros                               449.5       856.1

Total                                $2,682.4    $8,591.8



Source: Merrill Lynch

Certain German government obligations are issued or otherwise guaranteed by the Federal Republic of Germany. These obligations carry the explicit full faith and credit backing of the German government and include direct obligations of the government (Bunds), as well as certain government agency issues, such as the German Unity Fund (Fonds Deutsche Einheit), established to help pay for the reconstruction of former East Germany's economy, and the Treuhandanstalt, established to facilitate the privatization of assets of former East Germany.

Other German government obligations are guaranteed by their issuing agency, instrumentality or political subdivision, but do not carry the explicit full faith and credit guarantee of the German government. The Fund will invest only in such obligations which the Fund's Advisers consider to be of credit quality substantially equivalent to direct obligations of the German government. Issuers presently satisfying this criterion include the German Federal Railways (Bundesbahn), the German Post Office (Bundespost), the Kreditanstalt fur Wiederaufbau ("KFW"), as well as certain of the 16 separate federal states (Lander) of which Germany is comprised.

FORWARDS, FUTURES AND OPTION CONTRACTS

The Fund may use forward foreign currency exchange contracts ("forwards"), futures contracts ("futures"), option contracts on futures and over-the-counter options (collectively, "options") in the management of its investment portfolio.

A forward is individually negotiated and privately traded by currency traders (usually large commercial banks) and their customers. There are generally no deposit requirements, and the contracts are traded at a net price without commission. A forward involves an obligation to exchange one specific currency for another specific currency (e.g., an obligation to exchange U.S. dollars for German marks) at an agreed-upon rate of exchange at a future date, which may be any fixed number of days from the date of the contract. The market for forwards involving the exchange of U.S. dollars and German marks is highly liquid.

A bond (or currency) future is an agreement to buy or sell a specified quantity of such bonds (or currency) at an agreed-upon price on a specified date. Upon entering into a future, the Fund makes a margin deposit, which is adjusted to reflect changes in the value of the contract and which continues until the contract is terminated. Futures are transacted through established futures exchanges.

An option gives the holder (buyer) of the option the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the seller of the option a specified amount of a particular security or currency (such as German government obligations or German marks), or a specified number of futures on such security or currency, on a specified date in the future at a specified price. The option buyer pays the option seller a negotiated premium upon the establishment of the contract. Options on futures are transacted through established exchanges. Options on German government obligations and on German marks are transacted over-the-counter directly between the buyer and seller. The staff of the SEC has taken the position that purchased over-the-counter options and the assets used as "cover" for written over-the-counter options are illiquid securities. However, the Fund may treat the securities it uses as cover for written over-the-counter options as liquid provided that the Fund follows certain procedures. The Fund may sell over-the-counter options only to qualified dealers who agree that the Fund may repurchase any over-the-counter options it writes for a maximum price to be calculated by a predetermined formula. In such cases, the option would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

When the Fund agrees to buy or sell a security denominated in the German mark, it may enter into forwards in order to "lock in" the U.S. dollar price of the security. By entering into a forward calling for the receipt or delivery, for a fixed amount of U.S. dollars, of the amount of German marks involved in the underlying security transactions, the Fund will be able to protect itself against a change in the relationship between the U.S. dollar and the German mark during the period between the date the security is purchased or sold and the date on which payment is made or received.

For investment purposes, the Fund may use forwards, futures and options to establish Fund exposure to the German mark, and futures and options to establish Fund exposure to German government obligations, in a fast and cost-effective way. This may be necessary either when the Fund has a substantial U.S. dollar account receivable for Fund shares sold or when the Fund's Advisers require extra time to invest cash balances in German mark-denominated securities. In each of these cases, the Fund's use of forwards, futures and options is temporary and for the purpose of maintaining the Fund's intended ongoing exposure to the German mark and to German government obligations.

The Fund may from time to time also use forwards calling for the future purchase of German marks, in conjunction with U.S. dollar-denominated cash or money market instruments, for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a German mark-denominated money market instrument.

Although permitted to do so, the Fund does not currently intend to enter into currency futures contracts or options on currency futures.

As indicated earlier, the Fund may, under extraordinary circumstances and for temporary, defensive purposes only, employ forwards, futures and options for hedging the Fund's German bond and currency exposure.

The use of forwards, futures and options by the Fund involves investment risks to which the Fund would not be subject absent its use of such instruments. The risks inherent in the use of forwards, futures and options include: (1) dependence on the ability of the Fund's Advisers correctly to predict movements in the direction of interest rates, securities prices and currency rates; (2) imperfect correlation between the price of options and futures and in the prices of the securities or the currencies underlying the options and futures; (3) that the skills needed to use these instruments are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any particular time; (5) the possible loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a future or an option; and
(6) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences. The Fund's ability to enter into certain futures and options is also limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code") for qualification of the Fund as a regulated investment company. These securities may also require the application of complex and special tax rules and elections which may affect the amount, timing and character of distributions to shareholders. These investments and transactions are discussed further in the tax section included in this Prospectus and in the SAI.

WHEN-ISSUED AND FIRM COMMITMENT AGREEMENTS

The Fund may invest up to 25% of its assets in securities on a "when-issued" or "firm commitment" basis, for payment and delivery at a later date. Under these arrangements, the securities' prices and yields are fixed on the date of the commitment, but payment and delivery are scheduled for a future time.

At the time of settlement (normally within 30 to 60 days after the day of the agreement or purchase), the market value of the security may be more or less than its purchase or sale price and the Fund, as purchaser, assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase. There is also a risk that the party with whom the Fund enters into such transaction may default. Failure of the other party to perform its part of the commitment could result in a loss of income to the Fund. The Fund will make commitments to purchase or sell only securities which are eligible for inclusion in its portfolio.

While the Fund normally enters into these transactions with the intention of actually receiving or delivering the securities, it may sell the securities before the settlement date or enter into a new commitment to extend the delivery date further into the future if the Fund's Advisers consider it advisable as a matter of investment strategy.

Between the time of purchase and settlement, no payment is made and no interest on securities purchased for future delivery is received by the Fund. If the assets of the Fund were held in cash pending the settlement of a transaction, the Fund would earn no income. The Fund, however, intends to be fully invested to the extent practicable.

When the Fund enters into a when-issued purchase or a firm commitment to purchase securities, the Fund will maintain, in a segregated account with its custodian, cash or high-grade marketable securities having an aggregate value equal to the amount of such purchase commitments until payment is made. These procedures are designed to help insure that the Fund maintains sufficient assets at all times to cover its obligations under when-issued purchases and firm commitments.



PORTFOLIO TURNOVER

For the fiscal year ended October 31, 1995, the period ended October 31, 1994 (annualized as a result of a change in fiscal year end from April to October) and for the fiscal year ended April 30, 1994 the portfolio turnover rates were 67.77%, 302% and 186%, respectively. Turnover rates in excess of 100% often result in higher portfolio brokerage, execution and transaction costs, which will be borne by the Fund. The higher the portfolio turnover rate, the greater the likelihood that capital gains or losses and foreign exchange gains or losses may be realized by the Fund, which would affect taxable distributions paid to the shareholders. (See "How Taxation Affects You and the Fund" below and "Additional Information Regarding Taxation" in the SAI.) Because transaction costs are normally higher for non-U.S. bonds than for U.S. bonds, the higher anticipated portfolio turnover rate may also have a larger negative impact on Fund returns than would be the case with a mutual fund investing primarily in U.S. bonds.

OTHER PORTFOLIO SECURITIES AND PRACTICES

Although permitted to do so, the Fund does not currently intend to enter into repurchase agreements or lend its portfolio securities. The Fund will not borrow money, except from banks for temporary or emergency purposes in amounts not exceeding 33 1/3% of the total value of its assets (no additional investments may be made while any such borrowings exceed 5% of the Fund's total assets). The Fund may invest in German domestic fixed income securities known as Offentliche Pfandbriefe which are rated at time of purchase triple A by a U.S. nationally recognized rating service, or which, if unrated, are considered by the Fund's Advisers to be of a quality comparable to triple A rated instruments. The securities are issued by specialized mortgage banks that are privately owned and are colleralized by loans to German government entities. The Fund may invest in time deposits of commercial banks having short-term deposit ratings of A-1+ (by S&P) and/or P-1 (by Moody's), but will limit its investment in such time deposits maturing in more than seven days as described in the Fund's SAI. The Fund will not otherwise invest in illiquid securities.

WHAT ARE THE FUNDS POTENTIAL RISKS?


The primary risk factors associated with investment in German government obligations arise in connection with market fluctuations in the level of German interest rates and in the exchange rate between the U.S. dollar and the German mark. At any given point in time, the impact of interest rate and currency exchange rate changes on the Fund's share price may be reinforcing or offsetting. These risks are described in more detail below.

The yield and total return of the Fund may be higher or lower than the yield and total return of a fund investing in U.S. dollar-denominated bonds of comparable maturity and quality. In addition, investors should recognize that due to periodic interest rate and exchange rate volatility, the Fund's share price is likely to experience significant volatility from time to time, and this volatility may be greater than would be experienced by a comparable U.S. dollar-denominated bond fund.

The Fund is intended to be only one part of your international and global diversification program, and holding shares of the Fund should not be considered a complete investment program.



INTEREST RATE RISK

Bond prices move inversely to the direction of changes in interest rates. When interest rates rise, bond prices generally decline, and when interest rates decline, bond prices generally rise. For any given change in market interest rates, bonds having longer maturities generally will experience greater price movements.

It is anticipated that under normal market conditions, the Fund's weighted average portfolio maturity will be at least five years and may be as long as ten years. Therefore, a significant rise in German bond market interest rates can generally be expected to cause a significant decline in the Fund's net asset value per share. Conversely, a large decline in German bond market interest rates can generally be expected to cause the Fund's share price to rise significantly.

The Fund's Advisers actively manage the average maturity of the Fund's investments, shortening the Fund's maturity when it is expected that German interest rates will rise and lengthening the maturity when it is expected that German interest rates will decline. This active management of the Fund's maturity structure is intended to improve the long-term performance of the Fund on a total return basis relative to that of an unmanaged portfolio of German government obligations. Of course, there can be no assurance that active management will achieve the desired result.

CURRENCY RISK

The value of German government obligations, when expressed in U.S. dollars, will fluctuate with changes in the exchange rate between the U.S. dollar and the German mark. A decline in the mark relative to the dollar will generally result in a decline in the Fund's share price (which is determined on a U.S. dollar basis). Conversely, if the mark appreciates relative to the U.S. dollar (i.e., the U.S. dollar declines), the Fund's share price generally can be expected to rise.

To give U.S. dollar-based investors the opportunity to achieve more fully the benefit of German mark currency diversification, the Fund does not engage in hedging strategies to minimize or eliminate Fund share price fluctuations arising from changes in the exchange rate between the U.S. dollar and the German mark. Such hedging strategies could reduce the currency risk of investing in German government obligations, but would also reduce the potential benefits or gains that can be achieved.

Because of its investment primarily in German mark-denominated obligations and its policy of not hedging currency risk, the Fund's share price will likely exhibit greater day-to-day volatility than a fund which diversifies its currency risk across multiple currencies and/or regularly hedges its currency risk. Investors in the Fund should also recognize that even though interest rates on German government obligations may from time to time exceed the rates on U.S. dollar-denominated bonds of comparable maturity and quality, a decline in the German mark relative to the U.S. dollar over any given period could more than offset any such interest rate advantage, resulting in a negative total return for the Fund over that period.

In the event of an extraordinary political or world development which, in the view of the Fund's Advisers, threatens the social or political stability of Germany or the viability of the German government, the Fund may invest in U.S. government securities and U.S. dollar-denominated cash equivalents or otherwise hedge its German bond and currency risk, without limitation, but only for temporary, defensive purposes.

OTHER RISK FACTORS

Foreign taxes can adversely affect the Fund's performance, though it is anticipated that the Fund will invest only in debt obligations which are not subject to foreign tax withholding. For more information on tax issues affecting the Fund, see "How Taxation Affects You and the Fund" in this Prospectus and "Additional Information Regarding Taxation" in the SAI.

The Fund is a "non-diversified" fund and, as such, there is no restriction under the 1940 Act on the percentage of assets that may be invested at any time in the securities of any one issuer. However, as a non-diversified fund, and as a fund that concentrates its investments primarily in German government obligations denominated in German marks, the Fund may be subject to greater risk with respect to its portfolio securities than a mutual fund that has a broader range of investments. Although the Fund is "non-diversified" for purposes of the 1940 Act, it nevertheless must meet certain diversification standards to qualify as a regulated investment company under the Code. If the Fund is unable to meet such diversification standards, the Fund may be subject to taxation as a corporation. The diversification standards require the Fund to invest no more than 25% of its total assets in a single issuer and, with respect to at least 50% of its total assets, to invest in cash, U.S. Government securities, securities of other regulated investment companies, and other securities as to which the Fund invests no more than 5% of its assets in the securities of any one issuer or holds not more than 10% of the outstanding voting securities of any one issuer. The Fund's manager and the Fund's investment adviser believe the Fund will be able to meet these diversification standards following its normal investment policies. As necessary to satisfy such diversification standards, the Fund may invest a significant portion of its assets in German government obligations other than those issued or guaranteed by the Federal Republic of Germany and in German mark-denominated obligations issued by other sovereign governments and supranational organizations. To the extent the Fund is not fully diversified, it may be more susceptible to adverse economic, political or regulatory developments affecting a single issuer than would be the case if it was more broadly diversified.


A mutual fund can incur significant transaction costs in its purchases and sales of foreign securities and currencies. Due to the highly liquid nature of the German government obligation and foreign exchange markets, however, it is anticipated that Fund transaction costs will be minimal and will not have a material impact on the Fund's performance.

The Fund's custody and portfolio accounting expenses may be higher than those experienced by a fund investing solely in U.S. dollar-denominated bonds.

Investing in non-U.S. securities generally may be subject to certain risk factors not thought to be present in the U.S. These include expropriation of foreign-owned assets, confiscatory taxation, exchange controls, political and social instability, and the difficulty of enforcing obligations in other countries. See "Investing in Foreign Securities" in the SAI for a more detailed discussion of those risk factors.

GERMAN ECONOMIC RISK FACTORS

The following information is a brief summary of factors affecting the Fund and does not purport to be a complete description of such factors. The information is based primarily upon information derived from public documents relating to securities offerings of issuers of such German government obligations, from independent credit reports and historically reliable sources, but has not been independently verified by the Fund.

The Federal Republic of Germany, which comprises what was formerly the nations of East Germany and West Germany, is considered by the rating agencies and by the Fund's Advisers to be among the world's most creditworthy issuers of debt obligations. Both S&P and Moody's have assigned their highest ratings (AAA/Aaa) to obligations of the Federal Republic of Germany.

The German mark is considered to be the primary reserve currency of Europe and, along with the Japanese yen, has increasingly been used as a reserve currency worldwide, sharing the traditional role of the U.S. dollar. Because of Germany's strong record of economic growth and responsible fiscal and monetary policy, the mark has been among the strongest of the world's major currencies in the period dating back to the return of freely floating exchange rates in the early 1970s. Of course, there can be no assurance that the German mark will perform or be regarded in the future as it has in the past.

The Bundesbank (the German central bank) operates largely independently of Germany's political system and is charged with responsibility for protecting the international value of the German mark. In response to the high levels of unification-related public and private expenditures and the inflationary pressures arising from these expenditures, the Bundesbank has maintained a tight monetary policy in recent years, resulting in interest rates well above those in the U.S., Japan and other countries outside Europe. In mid-1992, German interest rates began to decline as continued tight monetary policy created expectations of economic slowing. This decline in German rates continued through the end of 1993 as the German economy suffered a significant recession and the Bundesbank accelerated the easing process. During the first quarter of 1994, German yields began to rise as signs of economic growth emerged in the German economy.

The unification of East Germany and West Germany and the ensuing efforts to raise living standards and modernize infrastructure in what was previously East Germany have been a costly undertaking for Germany. Much of the cost of unification has been financed through deficit spending, resulting in significantly increased public-sector borrowing requirements since 1989. The ongoing high levels of public sector borrowing and spending in Germany resulting from unification may cause German interest rates and inflation rates to be higher than would otherwise be the case. This, in turn, may adversely affect the total returns on German government obligations. Unification has placed great pressure on the German economy and, although progress has recently been made to improve German government finances, these pressures may adversely affect monetary policy as conducted by the Bundesbank as well as the credit quality of German government obligations.

In addition to unification, the disintegration of the Soviet Union and its sphere of influence also may have an adverse impact on the German economy. In particular, Germany may be subject to increased immigration pressures and social discord. Germany also faces uncertainty with respect to repayment of government-guaranteed loans made to former eastern bloc countries.

HOW YOU PARTICIPATE
IN THE RESULTS OF THE FUND'S ACTIVITIES

The assets of the Fund are invested in portfolio securities. If the securities owned by the Fund increase in value, either because their price appreciates in local currency terms or because the currency in which they are denominated appreciates relative to the U.S. dollar, the value of the shares of the Fund which you own will increase. If the securities owned by the Fund decrease in value, the value of your shares will also decline. In this way, you participate in any change in the value of the securities owned by the Fund.



Under normal market conditions, the Fund invests a significant portion of its assets in instruments denominated in German marks. Therefore, an individual shareholder's gains or losses on shares of the Fund will in large part be based on changes in the net asset value of such shares, expressed in U.S. dollars, attributable to fluctuations in the exchange rate between the U.S.
dollar and the German mark.

Changes in Germany's prevailing interest rates will likely affect the value of the Fund's holdings and thus the value of Fund shares. Increased rates of interest which frequently accompany higher inflation and/or a growing economy are likely to have negative effects on the value of Fund shares.

German interest rates and currency valuations have fluctuated unpredictably in the past and can be expected to do so in the future.

WHO MANAGES THE FUND?

The Board has the primary responsibility for the overall management of the Trust and for electing the officers of the Trust who are responsible for administering its day-to-day operations.

Adviser is a wholly-owned subsidiary of Resources, a publicly owned holding company, the principal shareholders of which are Charles B. Johnson and Rupert
H. Johnson, Jr., who own approximately 20% and 16%, respectively, of Resources' outstanding shares. Resources is engaged in various aspects of the financial services industry through its subsidiaries (the "Franklin Templeton Group"). Adviser acts as investment manager or administrator to 34 U.S. registered investment companies (117 separate series) with aggregate assets of over $79 billion.

TICI, the Subadviser, is an indirect subsidiary of Templeton Worldwide, Inc., which, operating through its subsidiaries, is a major investment management organization with approximately $51 billion of assets currently under management and a long history of global investing.

Pursuant to the management agreement and the sub-advisory agreement, the Manager supervises and implements the Fund's investment activities and provides certain administrative services and facilities which are necessary to conduct the Fund's business.

Pursuant to the subadvisory agreement between the Manager and TICI, and subject to the overall policies, control, direction and review of the Board and to the instructions and supervision of the Manager, TICI will provide day-to-day portfolio management for the Fund.

The team responsible for the day-to-day management of the Fund's portfolio is: Tom Latta and Neil S. Devlin since November 1993.

Thomas Latta
Vice President Templeton
Global Bond Managers and
Portfolio Manager of TICI

Mr. Latta attended the University of Missouri and New York University. Mr. Latta joined Templeton in 1991. Prior to joining Templeton, Mr. Latta worked as a portfolio manager with Forester and Hairston, a global fixed-income investment management firm, and prior thereto, he worked for Merrill Lynch as an investment adviser to a large mid-east central bank and then within the structured products group.

Neil S. Devlin
Executive Vice President
and Portfolio Manager
Templeton Investment Counsel, Inc.

Mr. Devlin holds a Bachelor of Arts degree in Economics and Philosophy from Brandeis University. Prior to joining Templeton in 1987, Mr. Devlin was a portfolio manager and bond analyst with Constitutional Capital Management of Boston and a bond trader and research analyst for the Bank of New England.

Donald P. Gould
Portfolio Manager
Franklin Advisers, Inc.

Mr. Gould holds a Master of Business Administration degree from the Harward Business School and a Bachelor of Arts degree in economics from Pomona College. He is the founder and President of the Franklin Templeton Global Trust, formerly the Huntington Funds of Pasadena. He joined Franklin Templeton in November 1993 upon its acquisition of certain assets of Huntington Advisers, Inc. He has been in the securities industry since 1981.

During the fiscal year ended October 31, 1995, management fees before any advance waiver totaled 0.55% of the average monthly net assets of the Fund. Total operating expenses, including management fees, before any advance waiver totaled 1.29% of the average monthly net assets of the Fund. Pursuant to an agreement by Adviser to waive its fees, the Fund paid management fees totaling 0.51% of the average net assets of the Fund and operating expenses totaling 1.25%.

Among the responsibilities of the Manager under the management agreement is the selection of brokers and dealers through whom transactions in the Fund's portfolio securities will be effected. The Manager tries to obtain the best execution on all such transactions. If it is felt that more than one broker is able to provide the best execution, the Manager will consider the furnishing of quotations and of other market services, research, statistical and other data for the Manager and its affiliates, as well as the sale of shares of the Fund, as factors in selecting a broker. Further information is included under "How Does the Fund Purchase Securities For Its Portfolio?" in the SAI.



Shareholder accounting and many of the clerical functions for the Fund are performed by Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), in its capacity as transfer agent and dividend-paying agent. Investor Services is a wholly-owned subsidiary of Resources.

PLAN OF DISTRIBUTION

A plan of distribution has been approved and adopted for the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund may reimburse Distributors or others for all expenses incurred by Distributors or others in the promotion and distribution of the Fund's shares. Such expenses may include, but are not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

The maximum amount which the Fund may reimburse to Distributors or others for such distribution expenses is 0.25% per annum of the average daily net assets of the Fund, payable on a quarterly basis. All expenses of distribution in excess of 0.25% per annum will be borne by Distributors, or others who have incurred them, without reimbursement from the Fund. The Plan also covers any payments to or by the Fund, Advisers, Distributors, or other parties on behalf of the Fund, Advisers or Distributors, to the extent such payments are deemed to be for the financing of any activity primarily intended to result in the sale of shares issued by the Fund within the context of Rule 12b-1. The payments under the Plan are included in the maximum operating expenses which may be borne by the Fund. For more information, please see "The Fund's Underwriter" in the SAI.

WHAT DISTRIBUTION MIGHT I RECEIVE FROM THE FUND?

You may receive two types of distributions from the Fund:


1. INCOME DIVIDENDS. The Fund receives income in the form of interest and other income derived from its investments. This income, less the expenses incurred in the Fund's operations, is its net investment income from which income dividends may be distributed. Thus, the amount of dividends paid per share may vary with each distribution.

2. CAPITAL GAIN DISTRIBUTIONS. The Fund may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Distributions by the Fund derived from net short-term and net long-term capital gains (after taking into account any net capital loss carryovers) may generally be made once a year in December to reflect any net short-term and net long-term capital gains realized by the Fund as of October 31 of the current fiscal year and any undistributed net capital gains from the prior fiscal year. These distributions, when made, will generally be fully taxable to the Fund's shareholders. The Fund may make more than one distribution derived from net short-term and net long-term capital gains in any year or adjust the timing of these distributions for operational or other reasons.

DISTRIBUTION DATE

Although subject to change by the Board without prior notice to or approval by shareholders, the Fund's current policy is to declare income dividends monthly for shareholders of record generally on the first business day preceding the 15th of the month, payable on or about the last business day of that month. The amount of income dividend payments by the Fund is dependent upon the amount of net income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. Fund shares are quoted ex-dividend on the first business day following the record date. THE FUND DOES NOT PAY "INTEREST" OR GUARANTEE ANY FIXED RATE OF RETURN ON AN INVESTMENT IN ITS SHARES.



In order to be entitled to a dividend, an investor must have acquired Fund shares prior to the close of business on the record date. An investor considering purchasing Fund shares shortly before the record date of a distribution should be aware that because the value of the Fund's shares is based directly on the amount of its net assets, rather than on the principle of supply and demand, any distribution of income or capital gain will result in a decrease in the value of the Fund's shares equal to the amount of the distribution. While a dividend or capital gain distribution received shortly after purchasing shares represents, in effect, a return of a portion of your investment, it may be taxable as dividend income or capital gain.

DIVIDEND REINVESTMENT

Unless otherwise requested, income dividends and capital gain distributions, if any, will be automatically reinvested in your account in the form of additional shares, valued at the closing net asset value (without sales charge) on the dividend reinvestment date. Dividend and capital gain distributions are only eligible for reinvestment at net asset value in the Fund or Class I shares of other Franklin Templeton Funds. Shareholders have the right to change their election with respect to the receipt of distributions by notifying the Fund, but any such change will be effective only as to distributions for which the record date is seven or more business days after the Fund has been notified. See the SAI for more information.

Many of the Fund's shareholders receive their distributions in the form of additional shares. This is a convenient way to accumulate additional shares and maintain or increase your earnings base. Of course, any shares so acquired remain at market risk.

DISTRIBUTIONS IN CASH

You may elect to receive income dividends, or both income dividends and capital gain distributions, in cash. By completing the "Special Payment Instructions for Distributions" section of the Shareholder Application included with this Prospectus, you may direct the selected distributions to another fund in the Franklin Group of Funds(r) or the Templeton Funds, to another person, or directly to a checking account. If the bank at which the account is maintained is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If this last option is requested, you should allow at least 15 days for initial processing. Dividends which may be paid in the interim will be sent to the address of record. Additional information regarding automated fund transfers may be obtained from Franklin's Shareholder Services Department.

HOW TAXATION AFFECTS YOU AND THE FUND

The following discussion reflects some of the tax considerations that affect mutual funds and their shareholders. For additional information on tax matters relating to the Fund and its shareholders, see "Additional Information Regarding Taxation" in the SAI.



The Fund intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Code. By distributing all of its income and meeting certain other requirements relating to the sources of its income and diversification of its assets, the Fund will not be liable for federal income or excise taxes.



Regular income dividends (which are generally distributed monthly) will be determined from the Fund's net investment income, excluding any realized net foreign currency gains and losses. Under U.S. Treasury regulations, net realized foreign currency gains and losses are required to be reported as ordinary income or loss to the Fund. Therefore, if in the course of a fiscal year, the Fund realizes net foreign currency losses, the Fund may be required to reclassify all or a portion of its income dividend distributions made during such fiscal year as a return-of-capital for federal income tax purposes. Net foreign currency gains, if any, will generally be distributed as a supplemental income dividend once each year in December to reflect any net foreign currency gain realized by the Fund as of October 31 for the current fiscal year, and may also reflect any undistributed foreign currency gains for the prior fiscal year. You will be informed of the tax status of all distributions shortly after the close of each calendar year.

For federal income tax purposes, any income dividends which you receive from the Fund, as well as any distributions derived from the excess of net short-term capital gain over net long-term capital loss, are treated as ordinary income whether you have elected to receive them in cash or in additional shares.

Distributions derived from the excess of net long-term capital gain over net short-term capital loss are treated as long-term capital gain regardless of the length of time you owned Fund shares and regardless of whether such distributions are received in cash or in additional shares.

Pursuant to the Code, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to you until the following January, will be treated for tax purposes as if received by you on December 31 of the calendar year in which they are declared.

Redemptions and exchanges of Fund shares are taxable events on which you may realize a gain or loss. Any loss incurred on sale or exchange of the Fund's shares, held for six months or less, will be treated as a long-term capital loss to the extent of capital gain dividends received with respect to such shares. All or a portion of the sales charge incurred in purchasing shares of the Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Fund or in another fund in the Franklin Templeton Group (defined under "How Do I Buy Shares?") and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. You should consult with your tax advisors concerning the tax rules applicable to the redemption or exchange of fund shares.

The Fund's investments in options, futures contracts and forward contracts may give rise to taxable income, gain or loss and will be subject to special tax treatment under certain market-to-market and straddle rules, the effect of which may be to accelerate income to the Fund, defer Fund losses and cause adjustments in the holding periods of Fund securities. These rules could therefore affect the amount, timing and character of distributions to shareholders. Certain elections may be available to the Fund to mitigate some of the unfavorable consequences of the provisions described in this paragraph. These investments and transactions are discussed in the SAI.


Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders. These rules are discussed in the SAI.



The Fund will inform you of the source of your dividends and distributions at the time they are paid and will, promptly after the close of each calendar year, advise them of the tax status for federal income tax purposes of such dividends and distributions.

If you are not U.S. persons for purposes of federal income taxation you should consult with your financial or tax advisors regarding the applicability of U.S. withholding or other taxes to distributions received by them from the Fund and the application of foreign tax laws to these distributions.

HOW DO I BUY SHARES?

Shares of the Fund are continuously offered through securities dealers which execute an agreement with Distributors. The use of the term "securities dealer" shall include other financial institutions, either directly or through affiliates, have an agreement with Distributors, to handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

The minimum initial investment is $100 and subsequent investments must be $25 or more. These minimums may be waived when the shares are purchased through retirement plans established by the Franklin Templeton Group. The Fund and Distributors reserve the right to refuse any order for the purchase of shares.


The Fund may impose a $10 charge for each returned item against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.

PURCHASE PRICE OF FUND SHARES

Shares of the Fund are offered at the public offering price, which is determined by adding the net asset value per share plus a front-end sales charge, next computed (1) after your securities dealer receives the order which is promptly transmitted to the Fund or (2) after receipt of an order by mail from you directly in proper form (which generally means a completed Shareholder Application accompanied by a negotiable check). The sales charge is a variable percentage of the offering price depending upon the amount of the sale. The offering price will be calculated to two decimal places using standard rounding criteria. A description of the method of calculating net asset value per share is included under "How are Fund Shares Valued?"

Set forth below is a table showing front-end sales charges and dealer concessions.


                                                            TOTAL SALES CHARGE
                                                                        DEALER
                                                           AS A       CONCESSION
                                             AS A      PERCENTAGE       AS A
                                           PERCENTAGE     OF NET      PERCENTAGE
          SIZE OF TRANSACTION            OF OFFERING     AMOUNT      OF OFFERING
           AT OFFERING PRICE                PRICE       INVESTED        PRICE
           -----------------                -----       --------        -----
Less than $50,000                           3.00%         3.09%         2.60%
$50,000 but less than $100,000              2.50%         2.56%         2.25%
$100,000 but less than $250,000             2.00%         2.04%         1.85%
$250,000 but less than $500,000             1.50%         1.52%         1.40%
$500,000 but less than $750,000             1.00%         1.00%         1.00%
$1,000,000 or more                           none         none       See below**

*Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated. Distributors may at times allow the entire sales charge to the securities dealer. A securities dealer who receives 90% or more of the sales commission may be deemed an underwriter under the Securities Act of 1933, as amended. **A contingent deferred sales charge of 1% may be imposed on certain redemptions of all or a part of an investment of $1 million or more. See "How Do I Sell Shares? - Contingent Deferred Sales Charge." ***Please see "General - Other Payments to Securities Dealers" below for a discussion of commissions Distributors may pay to securities dealers out of its own resources.

No front-end sales charge applies on investments of $1 million or more, but a contingent deferred sales charge of 1% is imposed on certain redemptions of all or a portion of investments of $1 million or more within the contingency period. See "How Do I Sell Shares? - Contingent Deferred Sales Charge."

The size of a transaction which determines the applicable sales charge on the purchase of Fund shares is determined by adding the amount of your current purchase plus the cost or current value (whichever is higher) of a your existing investment in one or more of the funds in the Franklin Group of Funds(r) and the Templeton Group of Funds. Included for these aggregation purposes are (a) the mutual funds in the Franklin Group of Funds except Franklin Valuemark Funds and Franklin Government Securities Trust (the "Franklin Funds"), (b) other investment products underwritten by Distributors or its affiliates and (c) the U.S. registered mutual funds in the Templeton Group of Funds except Templeton Capital Accumulator Fund, Inc., Templeton Variable Annuity Fund, and Templeton Variable Products Series Fund (the "Templeton Funds"). Franklin Funds and Templeton Funds are collectively referred to as the "Franklin Templeton Fund(s)". Sales charge reductions based upon aggregate holdings of (a), (b) and
(c) above may be effective only after notification to Distributors that the investment qualifies for a discount.

OTHER PAYMENTS TO SECURITIES DEALERS. Either Distributors or one of its affiliates may make payments, out of its own resources, of up to 1% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks ,certain designated retirement plans (excluding IRA and IRA rollovers), and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, and up to 0.75% of the amount purchased to securities dealers who initiate and are responsible for purchases made at net asset value by non-designated retirement plans. See "Description of Special Net Asset Value Purchases" below and "How Do I Buy and Sell Shares?" in the SAI.

Either Distributors or one of its affiliates, out of its own resources, may also provide additional compensation to securities dealers in connection with sales of shares of the Franklin Templeton Funds. Compensation may include financial assistance to securities dealers and payments made in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and/or shareholder services and programs regarding one or more of the Franklin Templeton Funds, and other dealer-sponsored programs or events. In some instances, this compensation may be made available only to certain securities dealers whose representatives have sold or are expected to sell significant amounts of shares of the Franklin Templeton Funds. Compensation may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Securities dealers may not use sales of the Fund's shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned additional compensation is paid for by the Fund or you.

Additional terms concerning the offering of the Fund's shares are included in the SAI under "How Do I Buy and Sell Shares?".


Certain officers and trustees of the Trust are also affiliated with Distributors. A detailed description is included in the SAI.

QUANTITY DISCOUNTS IN SALES CHARGES

Shares may be purchased under a variety of plans which provide for a reduced sales charge. To be certain to obtain the reduction of the sales charge, you or your securities dealer should notify Distributors at the time of each purchase of shares which qualifies for the reduction. In determining whether a purchase qualifies for a discount, an investment in any of the Franklin Templeton Investments may be combined with those of your spouse, children under the age of 21 and grandchildren under the age of 21. The value of Class II shares you own may also be included for this purpose.


In addition, an investment in the Fund may qualify for a reduction in the sales charge under the following programs:

1. RIGHTS OF ACCUMULATION. The cost or current value (whichever is higher) of existing investments in the Franklin Templeton Investments may be combined with the amount of the current purchase in determining the sales charge to be paid.



2. LETTER OF INTENT. You may immediately qualify for a reduced sales charge on a purchase of shares of the Fund by completing the Letter of Intent section of the Shareholder Application (the "Letter"). By completing the Letter, you (i) express an intention to invest during the next 13 months a specified amount which, if made at one time, would qualify for a reduced sales charge, (ii) grant to Distributors a security interest in the reserved shares discussed below, and
(iii) irrevocably appoint Distributors as attorney-in-fact with full power of substitution to surrender for redemption any or all shares for the purpose of paying any additional sales charge due. You or your dealer must inform Investor Services or Distributors that this Letter is in effect each time a purchase is made.

YOU ACKNOWLEDGE AND AGREE TO THE FOLLOWING PROVISIONS BY COMPLETING THE LETTER OF INTENT SECTION OF THE SHAREHOLDER APPLICATION: Five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund, registered in the your name, to assure that the full applicable sales charge will be paid if the intended purchase is not completed. The reserved shares will be included in the total shares owned as reflected on periodic statements. Income and capital gain distributions on the reserved shares will be paid as you have directed. You will not be able to liquidate the reserved shares until the Letter has been completed or the higher sales charge paid. This policy of reserving shares does not apply to certain benefit plans described under "Description of Special Net Asset Value Purchases." For more information, see "How Do I Buy and Sell Shares" in the SAI.

The value of Class II shares cannot be reduced through these programs, the value of Class II shares you own may be included in determining a reduced sales charge to be paid on shares of the Fund pursuant to the Letter of Intent and Rights of Accumulation programs.

GROUP PURCHASES

If your are a member of a qualified group you may purchase shares of the Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of shares previously purchased and still owned by the members of the group, plus the amount of the current purchase. For example, if members of the group had previously invested and still held $80,000 of Fund shares and now were investing $25,000, the sales charge would be 2.00%. Information concerning the current sales charge applicable to a group may be obtained by contacting Distributors.

A "qualified group" is one which (i) has been in existence for more than six months, (ii) has a purpose other than acquiring Fund shares at a discount, and
(iii) satisfies uniform criteria which enable Distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, be available to arrange for group meetings between representatives of the Fund or Distributors and the members, agree to include sales and other materials related to the Fund in its publications and mailings to members at reduced or no cost to Distributors, and seek to arrange for payroll deduction or other bulk transmission of investments to the Fund.

If you select a payroll deduction plan, subsequent investments will be automatic and will continue until such time as you notify the Fund and your employer to discontinue further investments. Due to the varying procedures used to prepare, process and forward the payroll deduction information to the Fund, there may be a delay between the time of the payroll deduction and the time the money reaches the Fund. The investment in the Fund will be made at the offering price per share determined on the day that both the check and payroll deduction data are received in required form by the Fund.

PURCHASES AT NET ASSET VALUE

Shares of the Fund may be purchased without the imposition of a front-end sales charge ("net asset value") or a contingent deferred sales charge by (1) officers, trustees, directors and full-time employees of the Fund, any of the Franklin Templeton Funds, or of the Franklin Templeton Group, and by their spouses and family members, including subsequent investments made by such parties after cessation of employment; (2) companies exchanging shares or selling assets pursuant to a merger, acquisition or exchange offer; (3) accounts managed by the Franklin Templeton Group; (4) certain unit investment trusts and unit holders of such trusts reinvesting their distributions from the trusts in the Fund; (5) registered securities dealers and their affiliates, for their investment account; (6) current employees of securities dealers and their affiliates and by their family members, in accordance with the internal policies and procedures of the employing securities dealer and affiliate; (7) insurance company separate accounts for pension plan contracts; and (8) shareholders of Templeton Institutional Funds, Inc. reinvesting redemption proceeds from that fund under an employee benefit plan qualified under Section 401 of the Code, in shares of the Fund.

Shares of the Fund may be purchased at net asset value by persons who have redeemed, within the previous 365 days, their shares of the Fund or another of the Class I Franklin Templeton Funds which were purchased with a front-end sales charge or assessed a contingent deferred sales charge on redemption. IF A DIFFERENT CLASS OF SHARES IS PURCHASED, THE FULL FRONT-END SALES CHARGE MUST BE PAID AT THE TIME OF PURCHASE OF THE NEW SHARES. Under this privilege, you may reinvest an amount not exceeding the redemption proceeds. While credit will be given for any contingent deferred sales charge paid on the shares redeemed and subsequently repurchased, a new contingency period will begin. Shares that were no longer subject to a contingent deferred sales charge will be reinvested at net asset value and will not be subject to a new contingent deferred sales charge. Shares of the Fund redeemed in connection with an exchange into another fund (see "What if My Investment Outlook Changes? - Exchange Privilege") are not considered "redeemed" for this privilege. In order to exercise this privilege, a written order for the purchase of shares of the Fund must be received by the Fund or the Fund's Shareholder Services Agent within 365 days after the redemption. The 365 days, however, do not begin to run on redemption proceeds placed immediately after redemption in a Franklin Bank Certificate of Deposit ("CD") until the CD (including any rollover) matures. Reinvestment at net asset value may also be handled by a securities dealer or other financial institution, who may charge you a fee for this service. The redemption is a taxable transaction but reinvestment without a sales charge may affect the amount of gain or loss recognized and the tax basis of the shares reinvested. If there has been a loss on the redemption, the loss may be disallowed if a reinvestment in the same fund is made within a 30-day period. Information regarding the possible tax consequences of such a reinvestment is included in the tax section of this Prospectus and under "Additional Information Regarding Taxation" in the SAI.

Shares of the Fund may be purchased at net asset value and without a contingent deferred sales charge by persons who have received dividends and capital gains distributions in cash from investments in the Fund or another Franklin Templeton Fund within 365 days of the payment date of such distribution. To exercise this privilege, a written request to reinvest the distribution must accompany the purchase order. Additional information may be obtained from Shareholder Services at 1-800/632-2301. See "Distribution Option" under "What Distributions Might I Receive from the Fund?"



Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by investors who have, within the past 60 days, redeemed an investment in a mutual fund which is not part of the Franklin Templeton Funds and which was subject to a front-end sales charge or a contingent deferred sales charge and which has investment objectives similar to those of the Fund.



Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by broker-dealers who have entered into a supplemental agreement with Distributors, or by registered investment advisors affiliated with such broker-dealers, on behalf of their clients who are participating in a comprehensive fee program (sometimes known as a wrap fee program).

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by anyone who has taken a distribution from an existing retirement plan already invested in the Franklin Templeton Funds, including former participants of the Franklin Templeton Profit Sharing 401(k) plan, to the extent of such distribution. In order to exercise this privilege a written order for the purchase of shares of the Fund must be received by Franklin Templeton Trust Company (the "Trust Company"), the Fund or Investor Services, within 365 days after the plan distribution.

Shares of the Fund may also be purchased at net asset value and without the imposition of a contingent deferred sales charge by any state, county, or city, or any instrumentality, department, authority or agency thereof which has determined that the Fund is a legally permissible investment and which is prohibited by applicable investment laws from paying a sales charge or commission in connection with the purchase of shares of any registered management investment company ("an eligible governmental authority"). SUCH INVESTORS SHOULD CONSULT THEIR OWN LEGAL ADVISORS TO DETERMINE WHETHER AND TO WHAT EXTENT THE SHARES OF THE FUND CONSTITUTE LEGAL INVESTMENTS FOR THEM. Municipal investors considering the investment of proceeds of bond offerings into the Fund should consult with expert counsel to determine the effect, if any, of various payments made by the Fund or its investment manager on arbitrage rebate calculations. In connection with investments eligible governmental authorities at net asset value made through a securities dealer who has executed a dealer agreement with Distributors, either Distributors or one of its affiliates may make a payment, out of its own resources, to such securities dealer in an amount not to exceed 0.25% of the amount invested. Contact the Franklin Templeton Institutional Services Department for additional information.


DESCRIPTION OF SPECIAL NET ASSET VALUE PURCHASES

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by certain designated retirement plans, including profit sharing, pension, 401(k) and simplified employee pension plans ("designated plans"), subject to minimum requirements with respect to number of employees or amount of purchase, which may be established by Distributors. Currently, those criteria require that the employer establishing the plan have 200 or more employees or that the amount invested or to be invested during the subsequent 13-month period in the Fund or in any of the Franklin Templeton Investments totals at least $1,000,000. Employee benefit plans not designated above or qualified under Section 401 of the Code ("non-designated plans") may be afforded the same privilege if they meet the above requirements as well as the uniform criteria for qualified groups previously described under "Group Purchases" which enable Distributors to realize economies of scale in its sales efforts and sales related expenses.

Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity. Such purchases are subject to minimum requirements with respect to the amount to be purchased, which may be established by Distributors. Currently, those criteria require that the amount invested or to be invested during the subsequent 13-month period in the Fund or any of the Franklin Templeton Investments must total at least $1,000,000. Orders for such accounts will be accepted by mail accompanied by a check or by telephone or other means of electronic data transfer directly from the bank or trust company, with payment by federal funds received by the close of business on the next business day following such order.


Shares of the Fund may be purchased at net asset value and without the imposition of a contingent deferred sales charge by trustees or other fiduciaries purchasing securities for certain retirement plans of organizations with collective retirement plan assets of $10 million or more, without regard to where such assets are currently invested.

Please see "How Do I Buy and Sell Shares?" in the SAI for further information regarding net asset value purchases.

PURCHASING WITH GERMAN MARKS

If you have other German mark-denominated assets you may wish to purchase Fund shares with German marks in order to avoid the cost and inconvenience of first converting their German marks into U.S. dollars. Investors wishing to purchase Fund shares with German marks normally must add to an existing Fund account. The minimum required Fund purchase that may be made in this manner is 10,000 German marks. New accounts may not be opened in this manner without the prior consent of Distributors. Investments in the Fund may not be made in currencies other than the U.S. dollar or the German mark without the prior consent of Distributors.



Provided that Distributors receives timely notice as described below, Fund shares will be purchased at the public offering price in U.S. dollars next determined after the Fund custodian's correspondent bank in Germany receives the German marks, using the same exchange rate used to convert the value of the Fund's German mark-denominated assets into U.S. dollars for portfolio valuation purposes.



The Fund does not charge a fee for receiving investments in this manner. Your bank, however, may impose wire and other fees.



To invest in the Fund with German marks, please follow the directions below:

1. Notify Distributors by phone at 1-800/632-2301 (or 1-415/312-3400) or by fax at 1-415/312-4175 by 1:00 p.m., Eastern time, at least two business days prior to the date on which funds are to be wired, that a purchase will be made with German marks. Alternatively, Distributors may be notified after 1:00 p.m., Eastern time, at least three business days prior to the date on which funds are to be wired. The following information must be included in the notice:

     Date of Wire (Value Date)
     Amount of Wire (in German marks)
     Name of Bank Wiring Funds
     Shareholder Name
     Shareholder Account
     Number Wire Control Number (to be assigned each time)

2. At least two/three business days after notifying Distributors that you intent to purchase Fund shares with German marks, you should request the bank to transmit, for value, immediately available funds (German marks) to:



    Bank                     Chase Bank A.G Alexanderstrasse 59 Postfach
                                  90-01-09 6000 Frankfurt/Main 90
                                  Frankfurt-Rodelheim Germany

     Account                  Chase Manhattan Bank, London 623 120 0079

    Further Credit           for Franklin Templeton German Government Bond
                                  Fund

HOW DO I BUY SHARES IN CONNECTION
WITH TAX-DEFERRED RETIREMENT PLANS

Shares of the Fund may be used for individual or employer-sponsored retirement plans involving tax-deferred investments. The Fund may be used as an investment vehicle for an existing retirement plan, or because the Trust Company can serve as custodian or trustee for retirement plans you may ask the Trust Company to provide the plan documents and serve as custodian or trustee. A plan document must be adopted in order for a retirement plan to be in existence. Brochures for Trust Company plans contain important information regarding eligibility, contribution and deferral limits and distribution requirements. Please note that an application other than the one contained in this Prospectus must be used to establish a retirement plan account with the Trust Company. To obtain a retirement plan brochure or application, call 1-800/DIAL BEN (1-800/342-5236).

Please see "How Do I Sell Shares?" for specific information regarding redemptions from retirement plan accounts. Specific forms are required to be completed for distributions from Trust Company retirement plans.


Individuals and plan sponsors should consult with legal, tax or benefits and pension plan consultants before choosing a retirement plan. In addition, retirement plan investors should consider consulting their investment representatives or advisors concerning investment decisions within their plans.


GENERAL


The Fund continuously offers it shares through securities dealers who have an agreement with Distributors. The Fund and Distributors may refuse any order for the purchase of shares.

Securities laws of states in which the Fund's shares are offered for sale may differ from federal law, and banks and financial institutions selling Fund shares may be required to register as dealers pursuant to state law.

OTHER PAYMENTS TO SECURITIES DEALERS. Distributors will pay the following commissions, out of its own resources, to securities dealers who initiate and are responsible for purchases of $1 million or more: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. Dealer concession breakpoints are reset every 12 months for purposes of additional purchases.

WHAT PROGRAMS AND PRIVILEGES ARE AVAILABLE TO ME AS A SHAREHOLDER?

CERTAIN OF THE PROGRAMS AND PRIVILEGES DESCRIBED IN THIS SECTION MAY NOT BE AVAILABLE DIRECTLY FROM THE FUND IF YOUR SHARES ARE HELD, OF RECORD, BY A FINANCIAL INSTITUTION OR IN A "STREET NAME" ACCOUNT OR NETWORKED ACCOUNT THROUGH THE NATIONAL SECURITIES CLEARING CORPORATION ("NSCC") (SEE THE SECTION CAPTIONED "ACCOUNT REGISTRATIONS" IN THIS PROSPECTUS).

SHARE CERTIFICATES

Shares from an initial investment, as well as subsequent investments, including the reinvestment of dividends and capital gain distributions, are generally credited to an account in your name on the books of the Fund, without the issuance of a share certificate. Maintaining shares in uncertificated form (also known as "plan balance") minimizes the risk of loss or theft of a share certificate. A lost, stolen or destroyed certificate cannot be replaced without obtaining a sufficient indemnity bond. The cost of such a bond, which is generally borne by you, can be 2% or more of the value of the lost, stolen or destroyed certificate. A certificate will be issued if requested by you or by your securities dealer.

CONFIRMATIONS

A confirmation statement will be sent to you quarterly to reflect the dividends reinvested during the period and after each other transaction which affects your account. This statement will also show the total number of shares you own, including the number of shares in "plan balance" for your account.

AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan offers a convenient way to invest in the Fund. Under the Plan you can arrange to have money transferred automatically from your checking account to the Fund each month to purchase additional shares. If you are interested in this program, please refer to the Automatic Investment Plan Application at the back of this Prospectus for requirements of the program or contact your investment representative. Of Course, the market value of the Fund's shares may fluctuate and a systematic investment plan such as this will not assure a profit or protect against a loss. You may terminate the program at any time by notifying Investor Services by mail or by phone.

SYSTEMATIC WITHDRAWAL PLAN

The Systematic Withdrawal Plan allows you to receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. To establish a Systematic Withdrawal Plan, the value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. Please keep in mind that $50 is merely the minimum amount and is not a recommended amount. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply.

If you would like to establish a Systematic Withdrawal Plan, please complete the Systematic Withdrawal Plan section of the Shareholder Application included with this Prospectus and indicate how you would like to receive your payments. You may choose to receive your payments in any of the following ways:

1. PURCHASE SHARES OF OTHER FRANKLIN TEMPLETON FUNDS - You may direct your payments to purchase the same class of shares of another Franklin Templeton Fund.

2. RECEIVE PAYMENTS IN CASH - You may choose to receive your payments in cash. You may have the money sent directly to you, to another person, or to a checking account. If you choose to have the money sent to a checking account, please see "Electronic Fund Transfers" below.

There are no service charges for establishing or maintaining a Systematic Withdrawal Plan. Once your plan is established, any distributions paid by the Fund will be automatically reinvested in your account. Payments under the plan will be made from the redemption of an equivalent amount of shares in your account, generally on the first business day of the month in which a payment is scheduled. You will generally receive your payments within three to five days after the shares are redeemed.

Redeeming shares through a Systematic Withdrawal Plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Redemptions under a Systematic Withdrawal Plan are considered a sale for federal income tax purposes. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

While a Systematic Withdrawal Plan is in effect, no share certificates will be issued. You should ordinarily not make additional investments in the Fund of less than $5,000 or three times the amount of annual withdrawals under the plan because of the sales charge on additional purchases. Shares redeemed under the plan may also be subject to a contingent deferred sales charge. Please see "Contingent Deferred Sales Charge" under "How Do I Sell Shares?"

You may terminate a Systematic Withdrawal Plan, change the amount and schedule of withdrawal payments, or suspend a payment by notifying Investor Services in writing at least seven business days prior to the end of the month preceding a scheduled payment. The Fund may also terminate a Systematic Withdrawal Plan by notifying you in writing and will automatically terminate a Systematic Withdrawal Plan if all shares in your account are withdrawn or if the Fund receives notification of the shareholder's death or incapacity.

ELECTRONIC FUND TRANSFERS

You may choose to have distributions from the Fund or payments under a Systematic Withdrawal Plan sent directly to a checking account. If the checking account is maintained at a bank that is a member of the Automated Clearing House, the payments may be made automatically by electronic funds transfer. If you choose this option, please allow at least fifteen days for initial processing. Any payments made during that time will be sent to the address of record on your account.



INSTITUTIONAL ACCOUNTS

There may be additional methods of purchasing, redeeming or exchanging shares of the Fund available to institutional accounts. For further information, contact the Franklin Templeton Institutional Services Department at 1-800/321-8563.

WHAT IF MY INVESTMENT OUTLOOK CHANGES? - EXCHANGE PRIVILEGE

The Franklin Templeton Funds consist of a number of mutual funds with various investment objectives and policies. The shares of most of these mutual funds are offered to the public with a sales charge. If your investment objective or outlook for the securities markets changes, Fund shares may be exchanged for the same class of shares of other Franklin Templeton Funds' which are eligible for sale in your state of residence and in conformity with such fund's stated eligibility requirements and investment minimums. No exchanges between different classes of shares will be allowed. Shareholders may choose to redeem shares of the Fund and purchase Class II shares of another Franklin Templeton Funds but such purchase will be subject to that fund's Class II front-end and contingent deferred sales charges.

Although there are no exchanges between different classes of shares, Class II shareholders of a Franklin Templeton Fund may elect to direct their dividends and capital gain distributions to the Fund at net asset value.

A contingent deferred sales charge will not be imposed on exchanges. If, however, the exchanged shares were subject to a contingent deferred sales charge in the original fund purchased and shares are subsequently redeemed within the contingency period, a contingent deferred sales charge will be imposed.

Before making an exchange, you should review the prospectus of the fund you wish to exchange from and the fund you wish to exchange into for all specific requirements or limitations on exercising the exchange privilege, for example, limitations on a fund's sale of its shares, minimum holding periods for exchanges at net asset value, or applicable sales charges.

You may exchange shares in any of the following ways:


BY MAIL

Send written instructions signed by all account owners and accompanied by any outstanding share certificates properly endorsed. The transaction will be effective upon receipt of the written instructions together with any outstanding share certificates.

BY TELEPHONE

YOU OR YOUR INVESTMENT REPRESENTATIVE OF RECORD, IF ANY, MAY EXCHANGE SHARES OF THE FUND BY TELEPHONE BY CALLING INVESTOR SERVICES AT 1-800/632-2301 OR THE AUTOMATED FRANKLIN TELEFACTS(R) SYSTEM (DAY OR NIGHT) AT 1-800/247-1753. IF YOU DO NOT WISH THIS PRIVILEGE EXTENDED TO A PARTICULAR ACCOUNT, YOU SHOULD NOTIFY THE FUND OR INVESTOR SERVICES.

The telephone exchange privilege allows you to effect exchanges from the Fund into an identically registered account of the same class of shares in one of the other available Franklin Templeton Funds. The telephone exchange privilege is available only for uncertificated shares or those which have previously been deposited in your account. The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Please see "Telephone Transactions - Verification Procedures."

During periods of drastic economic or market changes, it is possible that the telephone exchange privilege may be difficult to implement and the TeleFACTS option may not be available. In this event, you should follow the other exchange procedures discussed in this section, including the procedures for processing exchanges through securities dealers.

EXCHANGES THROUGH SECURITIES DEALERS

As is the case with all purchases and redemptions of the Fund's shares, Investor Services will accept exchange orders from securities dealers who execute a dealer or similar agreement with Distributors. See also "By Telephone" above. Such a dealer-ordered exchange will be effective only for uncertificated shares on deposit in your account or for which certificates have previously been deposited. A securities dealer may charge a fee for handling an exchange.

ADDITIONAL INFORMATION REGARDING EXCHANGES

Exchanges are made on the basis of the net asset value of the funds involved, except as set forth below. Exchanges of shares of the Fund which were purchased without a sales charge will be charged a sales charge in accordance with the terms of the prospectus of the fund being purchased, unless the original investment in the Franklin Templeton Funds was made pursuant to the privilege permitting purchases at net asset value, as discussed under "How Do I Buy Shares?" Exchanges of shares of the Fund which were purchased with a lower sales charge into a fund which has a higher sales charge will be charged the difference, unless the shares were held in the Fund for at least six months prior to executing the exchange.

The contingency period during which a contingent deferred sales charge may be assessed will be tolled (or stopped) for the period shares are exchanged into and held in a Franklin or Templeton money market fund. If your account has shares subject to a contingent deferred sales charge, shares will be exchanged into the new account on a "first-in, first-out" basis. See "How Do I Sell Shares? - Contingent Deferred Sales Charge" for a discussion of investments subject to a contingent deferred sales charge.

If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be transferred to the fund being exchanged into and will be invested at net asset value. Because the exchange is considered a redemption and purchase of shares, you may realize a gain or loss for federal income tax purposes. Backup withholding and information reporting may also apply. Information regarding the possible tax consequences of such an exchange is included in the tax section in this Prospectus and under "Additional Information Regarding Taxation" in the SAI.


If a substantial portion of the Fund's shareholders should, within a short period, elect to redeem their shares of the Fund pursuant to the exchange privilege, the Fund might have to liquidate portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this should occur, it is the general policy of the Fund to initially invest this money in short-term, interest-bearing money market instruments, unless it is felt that attractive investment opportunities consistent with the Fund's investment objectives exist immediately. Subsequently, this money will be withdrawn from such short-term money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The exchange privilege may be modified or discontinued by the Fund at any time upon 60 days' written notice to shareholders.

RETIREMENT PLAN ACCOUNTS

Franklin Templeton IRA and 403(b) retirement plan accounts may exchange shares directly. Certain restrictions may apply, however, to other types of retirement plans. See "Restricted Accounts" under "Telephone Transactions."

TIMING ACCOUNTS

Accounts which are administered by allocation or market timing services to exchange shares based on predetermined market indicators ("Timing Accounts") will be charged a $5.00 administrative service fee per each such exchange. All other exchanges are without charge.


RESTRICTIONS ON EXCHANGES

In accordance with the terms of their respective prospectuses, certain funds do not accept or may place differing limitations than those below on exchanges by Timing Accounts.

The Fund reserves the right to temporarily or permanently terminate the exchange privilege or reject any specific purchase order for any Timing Account or any person whose transactions seem to follow a timing pattern who: (i) makes an exchange request out of the Fund within two weeks of an earlier exchange request out of the Fund, or (ii) makes more than two exchanges out of the Fund per calendar quarter, or (iii) exchanges shares equal in value to at least $5 million, or more than 1% of the Fund's net assets. Accounts under common ownership or control, including accounts administered so as to redeem or purchase shares based upon certain predetermined market indicators, will be aggregated for purposes of the exchange limits.

The Fund also reserves the right to refuse the purchase side of an exchange request by any Timing Account, person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. Your purchase exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges that coincide with a "market timing" strategy may be disruptive to the Fund and therefore may be refused.

The Fund and Distributors, as indicated under "How Do I Buy Shares?", reserve the right to refuse any order for the purchase of shares.

HOW DO I SELL SHARES?

You may liquidate your shares at any time and receive from the Fund the value of the shares. You may redeem shares in any of the following ways:

BY MAIL

Send a written request, signed by all registered owners, to Investor Services, at the address shown on the back cover of this Prospectus, and any share certificates which have been issued for the shares being redeemed, properly endorsed and in order for transfer. You will then receive from the Fund the value of the shares redeemed based upon the net asset value per share (less a contingent deferred sales charge, if applicable) next computed after the written request in proper form is received by Investor Services. Redemption requests received after the time at which the net asset value is calculated will receive the price calculated on the following business day. The net asset value per share is determined as of the scheduled closed of the New York Stock Exchange (the "Exchange") (generally 1:00 p.m. Pacific time) each day that the exchange is open for trading. You are requested to provide a telephone number where you can be reached during business hours, or in the evening if preferred. Investor Services' ability to contact you promptly when necessary will speed the processing of the redemption.

TO BE CONSIDERED IN PROPER FORM, SIGNATURE(S) MUST BE GUARANTEED IF THE REDEMPTION REQUEST INVOLVES ANY OF THE FOLLOWING:

(1) the proceeds of the redemption are over $50,000;

(2) the proceeds (in any amount) are to be paid to someone other than the registered owners of the account;

(3) the proceeds (in any amount) are to be sent to any address other than the address of record, preauthorized bank account or brokerage firm account;


(4) share certificates, if the redemption proceeds are in excess of $50,000;
     or

(5) the Fund or Investor Services believes that a signature guarantee would protect against potential claims based on the transfer instructions, including, for example, when (a) the current address of one or more joint owners of an account cannot be confirmed, (b) multiple owners have a dispute or give inconsistent instructions to the Fund, (c) the Fund has been notified of an adverse claim, (d) the instructions received by the Fund are given by an agent, not the actual registered owner, (e) the Fund determines that joint owners who are married to each other are separated or may be the subject of divorce proceedings, or (f) the authority of a representative of a corporation, partnership, association, or other entity has not been established to the satisfaction of the Fund.

Signatures must be guaranteed by an "eligible guarantor institution" as defined under Rule 17Ad-15 under the Securities Exchange Act of 1934. Generally, eligible guarantor institutions include (1) national or state banks, savings associations, savings and loan associations, trust companies, savings banks, industrial loan companies and credit unions; (2) national securities exchanges, registered securities associations and clearing agencies; (3) securities dealers which are members of a national securities exchange or a clearing agency or which have minimum net capital of $100,000; or (4) institutions that participate in the Securities Transfer Agent Medallion Program ("STAMP") or other recognized signature guarantee medallion program. A notarized signature will not be sufficient for the request to be in proper form.

Where shares to be redeemed are represented by share certificates, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered owners exactly as the account is registered, with the signatures guaranteed as referenced above. You are advised, for their own protection, to send the share certificate and assignment form in separate envelopes if they are being mailed in for redemption.

Liquidation requests of corporate, partnership, trust and custodianship accounts, and accounts under court jurisdiction require the following documentation to be in proper form:



Corporation - (1) Signature guaranteed letter of instruction from the authorized officers of the corporation, and (2) a corporate resolution.



Partnership - (1) Signature guaranteed letter of instruction from a general partner and (2) pertinent pages from the partnership agreement identifying the general partners or a certification for a partnership agreement.

Trust - (1) Signature guaranteed letter of instruction from the trustees and (2) a copy of the pertinent pages of the trust document listing the trustees or a Certification for Trust if the trustees are not listed on the account registration.

Custodial (other than a retirement account) - Signature guaranteed letter of instruction from the custodian.

Accounts under court jurisdiction - Check court documents and the applicable state law since these accounts have varying requirements, depending upon the state of residence.



Payment for redeemed shares will be sent to you within seven days after receipt of the request in proper form.

BY TELEPHONE

If you complete the Franklin Templeton Telephone Redemption Authorization Agreement (the "Agreement"), included with this Prospectus, you may redeem shares of the Fund by telephone, subject to the Restricted Account exception noted under "Telephone Transactions - Restricted Accounts." You may obtain additional information by writing to the Fund or Investor Services at the address shown on the cover or by calling 1-800/632-2301. THE FUND AND INVESTOR SERVICES WILL EMPLOY REASONABLE PROCEDURES TO CONFIRM THAT INSTRUCTIONS GIVEN BY TELEPHONE ARE GENUINE. YOU, HOWEVER, BEAR THE RISK OF LOSS IN CERTAIN CASES AS DESCRIBED UNDER "TELEPHONE TRANSACTIONS - Verification Procedures."

If your account has a completed Agreement on file, redemptions of uncertificated shares or shares which have previously been deposited with the Fund or Investor Services may be made for up to $50,000 per day per Fund account. Telephone redemption requests received before the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) on any business day will be processed that same day. The redemption check will be sent within seven days, made payable to all the registered owners on the account, and will be sent only to the address of record.

Redemption requests by telephone will not be accepted within 30 days following an address change by telephone. In that case, you should follow the other redemption procedures set forth in this Prospectus. Institutional accounts (certain corporations, bank trust departments, government entities, and qualified retirement plans which qualify to purchase shares at net asset value pursuant to the terms of this Prospectus) that wish to execute redemptions in excess of $50,000 must complete an Institutional Telephone Privileges Agreement, which is available from the Franklin Templeton Institutional Services Department by calling 1-800/321-8563.

THROUGH SECURITIES DEALERS

The Fund will accept redemption orders from securities dealers who have entered into an agreement with Distributors. This is known as a repurchase. The only difference between a normal redemption and a repurchase is that if you redeem shares through a dealer, the redemption price will be the net asset value next calculated after your dealer receives the order which is promptly transmitted to the Fund, rather than on the day the Fund receives your written request in proper form. The documents described under " By Mail" above, as well as a signed letter of instruction, are required regardless of whether the you redeem shares directly or submits such shares to a securities dealer for repurchase. Your letter should reference the Fund, the account number, the fact that the repurchase was ordered by a dealer and the dealer's name. Details of the dealer-ordered trade, such as trade date, confirmation number, and the amount of shares or dollars, will help speed processing of the redemption. The seven-day period within which the proceeds of your redemption will be sent will begin when the Fund receives all documents required to complete ("settle") the repurchase in proper form. The redemption proceeds will not earn dividends or interest during the time between receipt of the dealer's repurchase order and the date the redemption is processed upon receipt of all documents necessary to settle the repurchase. Thus, it is in your best interest to have the required documentation completed and forwarded to the Fund as soon as possible. Your dealer may charge a fee for handling the order. See "How Do I Buy and Sell Shares?" in the SAI for more information on the redemption of shares.

CONTINGENT DEFERRED SALES CHARGE

In order to recover commissions paid to securities dealers, all or a portion of investments of $1 million or more, redeemed within the contingency period of 12 months of the calendar month of such investment will be assessed a contingent deferred sales charge, unless one of the exceptions described below applies. The charge is 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the net asset value at the time of purchase of such shares, and is retained by Distributors. The contingent deferred sales charge is waived in certain instances.

In determining whether a contingent deferred sales charge applies, shares not subject to a contingent deferred sales charge are deemed to be redeemed first, in the following order: (i) a calculated number of shares representing amounts attributable to capital appreciation on shares held less than the contingency period; (ii) shares purchased with reinvested dividends and capital gain distributions; and (iii) other shares held longer than the contingency period. Shares subject to a contingent deferred sales charge will then be redeemed on a "first-in, first-out" basis. For tax purposes, a contingent deferred sales charge is treated as either a reduction in redemption proceeds or an adjustment to the cost basis of the shares redeemed.

The contingent deferred sales charge is waived, as applicable, for: exchanges; any account fees; distributions from an individual retirement plan account due to death or disability or based upon life expectancy; tax-free returns of excess contributions from employee benefit plans; distributions from employee benefit plans, including those due to termination or plan transfer; redemptions initiated by the Fund due to an account falling below the minimum specified account size; redemptions following the death of the shareholder or beneficial owner; redemptions through a Systematic Withdrawal Plan set up for shares prior to February 1, 1995, and for Systematic Withdrawal Plans set up thereafter, redemptions of up to 1% monthly of an account's net asset value (3% quarterly, 6% semiannually or 12% annually). For example, if an account maintained an annual balance of $1,000,000, only $120,000 could be withdrawn through a once-yearly Systematic Withdrawal Plan free of charge. Any amount over that $120,000 would be assessed a 1% contingent deferred sales charge.

All investments made during a calendar month, regardless of when during the month the investment occurred, will age one month on the last day of that month and each subsequent month.

Unless otherwise specified, requests for redemptions of a SPECIFIED DOLLAR AMOUNT, will result in additional shares being redeemed to cover any applicable contingent deferred sales charge, while requests for redemption of a SPECIFIC NUMBER of shares will result in the applicable contingent deferred sales charge being deducted from the total dollar amount redeemed.

RECEIVING REDEMPTION PROCEEDS IN GERMAN MARKS

You may elect to have the proceeds of a redemption of Fund shares paid to them in German marks. To use this service, shareholders must first complete and return a Foreign Currency Redemption Authorization Form. To request this form, please call Distributors at 1-800/632-2301 (or 1-415/312-3400) or fax your request to 1-415/312-4175. As explained more fully in the instructions accompanying the form, shareholders must have established a German mark-denominated bank account before using this service. Redemption proceeds paid in German marks will be calculated using the net asset value per share and the U.S. dollar-German mark exchange rate next determined after receipt of the redemption request in proper form.

To receive redemption proceeds in German marks, you must redeem shares valued at a minimum of $5,000.

ADDITIONAL INFORMATION REGARDING REDEMPTIONS

The Fund may delay the mailing of the redemption check, or a portion thereof, until the clearance of the check used to purchase Fund shares, which may take up to 15 days or more. Although the use of a certified or cashier's check will generally reduce this delay, shares purchased with these checks will also be held pending clearance. Shares purchased by federal funds wire are available for immediate redemption.

The right of redemption may be suspended or the date of payment postponed if the Exchange is closed (other than customary closing) or upon the determination of the SEC that trading on the Exchange is restricted or an emergency exists, or if the SEC permits it, by order, for your protection. Of course, the amount received may be more or less than the amount invested you invested, depending on fluctuations in the market value of securities owned by the Fund.

RETIREMENT PLAN ACCOUNTS

Retirement plan account liquidations require the completion of certain additional forms to ensure compliance with IRS regulations. To liquidate a retirement plan account, you or your securities dealer may call Franklin's Retirement Plans Department to obtain the necessary forms.

Tax penalties will generally apply to any distribution from such plans to a participant under age 59 1/2, unless the distribution meets one of the exceptions set forth in the Code.

OTHER INFORMATION

Distribution or redemption checks sent to you do not earn interest or any other income during the time such checks remain uncashed and neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks.



"Cash" payments to or from the Fund may be made by check, draft or wire. The Fund has no facility to receive, or pay out, cash in the form of currency.

For any information required about a proposed liquidation, a you may call Franklin's Shareholder Services Department. Securities dealers may call Franklin's Dealer Services Department.

TELEPHONE TRANSACTIONS

By calling Investor Services at 1-800/632-2301, you or your investment representative of record, if any, may be able to execute various telephone transactions, including to: (i) effect a change in address, (ii) change a dividend option (see "Restricted Accounts" below), (iii) transfer Fund shares in one account to another identically registered account in the Fund, (iv) request the issuance of certificates, to be sent to the address of record only, and (v) exchange Fund shares as described in this Prospectus by telephone. In addition, if you complete and file an Agreement as described under "How Do I Sell Shares?
- By Telephone" you will be able to redeem shares of the Fund.

VERIFICATION PROCEDURES

The Fund and Investor Services will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. These will include: recording all telephone calls requesting account activity by telephone, requiring that the caller provide certain personal and/or account information requested by the telephone service agent at the time of the call for the purpose of establishing the caller's identification, and sending a confirmation statement on redemptions to the address of record each time account activity is initiated by telephone. So long as the Fund and Investor Services follow instructions communicated by telephone which were reasonably believed to be genuine at the time of their receipt, neither they nor their affiliates will be liable for any loss to you caused by an unauthorized transaction. The Fund and Investor Services may be liable for any losses due to unauthorized or fraudulent instructions in the event such reasonable procedures are not followed. You are, of course, under no obligation to apply for or accept telephone transaction privileges. In any instance where the Fund or Investor Services is not reasonably satisfied that instructions received by telephone are genuine, the requested transaction will not be executed, and neither the Fund nor Investor Services will be liable for any losses which may occur because of a delay in implementing a transaction.

RESTRICTED ACCOUNTS

Telephone redemptions and dividend option changes may not be accepted on Franklin Templeton retirement accounts. To assure compliance with all applicable regulations, special forms are required for any redemption, distribution or dividend payment changes. While the telephone exchange privilege is extended to Franklin Templeton IRA and 403(b) retirement accounts, certain restrictions may apply to other types of retirement plans.

To obtain further information regarding distribution or transfer procedures, including any required forms, retirement account you may call to speak to a Retirement Plan Specialist at 1-800/527-2020.

GENERAL

During periods of drastic economic or market changes, it is possible that the telephone transaction privileges will be difficult to execute because of heavy telephone volume. In such situations, you may wish to contact your investment representative for assistance, or send written instructions to the Fund as detailed elsewhere in this Prospectus.

Neither the Fund nor Investor Services will be liable for any losses resulting from your inability to execute a telephone transaction.

HOW ARE FUND SHARES VALUED?

The net asset value per share of the Fund is determined as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. Many newspapers carry daily quotations of the prior trading day's closing "bid" (net asset value) and "ask" (offering price, which includes the maximum front-end sales charge of the Fund).

The net asset value per share of the Fund is determined by deducting the aggregate gross value of all liabilities from the aggregate gross value of all assets, and then dividing the difference by the number of shares outstanding. Assets in the Fund's portfolio are valued as described under "How Are Fund Shares Valued?" in the SAI.

HOW DO I GET MORE INFORMATION
ABOUT MY INVESTMENT?

Any questions or communications regarding your account should be directed to Investor Services at the address shown on the back cover of this Prospectus.

From a touch-tone phone, you may access an automated system (day or night) which offers the following features.

By calling the Franklin TeleFACTS(r) system at 1-800/247-1753, you may obtain account information, current price and, if available, yield or other performance information specific to the Fund or any Franklin Templeton Fund. In addition, you may process an exchange, within the same class, into an identically registered Franklin account; and request duplicate confirmation or year-end statements and deposit slips.

The Fund Code, which will be needed to access system information is 210. The system's automated operator will prompt you with easy to follow step-by-step instructions from the main menu. Other features may be added in the future.

To assist you and securities dealers wishing to speak directly with a representative, the following list of Franklin departments, telephone numbers and hours of operation is provided. The same numbers may be used when calling from a rotary phone.

                                                     HOURS OF OPERATION
                                                       (MONDAY THROUGH
DEPARTMENT NAME                   TELEPHONE NO.               FRIDAY)
Shareholder Services              1-800/632-2301     5:30a.m. to 5:00p.m.
Dealer Services                   1-800/524-4040     5:30a.m. to 5:00p.m.
Fund Information                  1-800/DIAL BEN     5:30a.m. to 8:00p.m.
                                                     8:30a.m. to 5:00p.m.
                                                       (Saturday)
Retirement Plans                  1-800/527-0637     5:30a.m. to 5:00p.m.
TDD (hearing impaired)            1-800/851-0637     5:30a.m. to 5:00p.m.

In order to ensure that the highest quality of service is being provided, telephone calls placed to or by representatives in Franklin's service departments may be accessed, recorded and monitored. These calls can be determined by the presence of a regular beeping tone.

PERFORMANCE

Advertisements, sales literature and communications to you may contain several measures of the Fund's performance, including current yield, various expressions of total return, and current distribution rate. They may also occasionally cite statistics to reflect the Fund's volatility or risk.

Average annual total return figures as prescribed by the SEC represent the average annual percentage change in value of $1,000 invested at the maximum public offering price (offering price includes sales charge) for one-, five- and ten-year periods, or portion thereof, to the extent applicable, through the end of the most recent calendar quarter, assuming reinvestment of all distributions. The Fund may also furnish total return quotations for other periods, or based on investments at various sales charge levels or at net asset value. For such purposes, total return equals the total of all income and capital gain paid to you, assuming reinvestment of all distributions, plus (or minus) the change in the value of the original investment, expressed as a percentage of the purchase price.

Current yield reflects the income per share earned by the Fund's portfolio investments. It is calculated by dividing the Fund's net investment income per share during a recent 30-day period by the maximum public offering price on the last day of that period and annualizing the result.

Yield, which is calculated according to a formula prescribed by the SEC (see "General Information" in the SAI), is not indicative of the dividends or distributions which were or will be paid to you. Dividends or distributions paid to shareholders of the Fund are reflected in the current distribution rate, which may be quoted to you. The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid during the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gain, and is calculated over a different period of time.

In each case, performance figures are based upon past performance, reflect all recurring charges against Fund income and will assume the payment of the maximum sales charge on the purchase of shares. When there has been a change in the sales charge structure, the historical performance figures will be restated to reflect the new rate. The investment results of the Fund, like all other investment companies, will fluctuate over time; thus, performance figures should not be considered to represent what an investment may earn in the future or what the Fund's total return, current yield or distribution may be in any future period.

GENERAL INFORMATION

REPORTS TO SHAREHOLDERS

The Fund's fiscal year ends October 31. Annual Reports containing audited financial statements of the Trust, including the auditors' report, and Semi-Annual Reports containing unaudited financial statements are automatically sent to shareholders. To reduce the volume of mail sent to one household as well as to reduce Fund expenses, Investor Services will attempt to identify related shareholders within each household, and send only one copy of the report. Additional copies may be obtained, without charge, upon request to the Fund at the telephone number or address set forth on the cover page of this Prospectus.

Additional information on Fund performance is included in the Trust's Annual Report to Shareholders and under "General Information" in the SAI.

ORGANIZATION AND VOTING RIGHTS

The Agreement and Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest of $.01 par value, which may be issued in any number of series and classes. Shares issued will be fully paid and non-assessable and will have no preemptive, conversion, or sinking rights. Shares of each series have equal and exclusive rights as to dividends and distributions as declared by such series and the net assets of such series upon liquidation or dissolution. Additional series or classes may be added in the future by the Board.

Voting rights are noncumulative, so that in any election of trustees, the holders of more than 50% of the shares voting can elect all of the trustees, if they choose to do so, and in such event the holders of the remaining shares voting will not be able to elect any person or persons to the Board.

The Trust does no intend to hold annual shareholders meetings. The Trust may, however, hold a special shareholders meeting of a series for such purpose as changing fundamental investment restrictions, approving new management agreements or any other matters which are required to be acted on by shareholders under the 1940 Act. A meeting may also be called by the trustees in their discretion holding at least ten percent of the shares outstanding shares of the Trust. Shareholders will receive assistance in communicating with other shareholders in connection with the election or removal of trustees, such as that provided in Section 16(c) of the 1940 Act.

REDEMPTIONS BY THE FUND

The Fund reserves the right to redeem your shares, at net asset value, if your account has a value of less than $50, but only where the value of your account has been reduced by the prior voluntary redemption of shares and has been inactive (except for the reinvestment of distributions) for a period of at least six months, you are given advance notice. For more information, see "How Do I Buy and Sell Shares?" in the SAI.

ACCOUNT REGISTRATIONS

An account registration should reflect your intentions as to ownership. Where there are two co-owners on the account, the account will be registered as "Owner 1" AND "Owner 2"; the "or" designation is not used EXCEPT for money market fund accounts. If co-owners wish to have the ability to redeem or convert on the signature of only one owner, a limited power of attorney may be used.



Accounts should not be registered in the name of a minor, either as sole or co-owner of the account. Transfer or redemption for such an account may require court action to obtain release of the funds until the minor reaches the legal age of majority. The account should be registered in the name of one "Adult" as custodian for the benefit of the "Minor" under the Uniform Transfer or Gifts to Minors Act.

A trust designation such as "trustee" or "in trust for" should only be used if the account is being established pursuant to a legal, valid trust document. Use of such a designation in the absence of a legal trust document may cause difficulties and require court action for transfer or redemption of the funds.

Shares, whether in certificate form or not, registered as joint tenants or "Jt Ten" shall mean "as joint tenants with rights of survivorship" and not "as tenants in common."



Except as indicated, you may transfer an account in the Fund carried in "street" or "nominee" name by your securities dealer to a comparably registered Fund account maintained by another securities dealer. Both the delivering and receiving securities dealers must have executed dealer agreements on file with Distributors. Unless a dealer agreement has been executed and is on file with Distributors, the Fund will not process the transfer and will so inform your delivering securities dealer. To effect the transfer, you should instruct the securities dealer to transfer the account to a receiving securities dealer and sign any documents required by the securities dealers to evidence consent to the transfer. Under current procedures, the account transfer may be processed by the delivering securities dealer and the Fund after the Fund receives authorization in proper form from your delivering securities dealer. Account transfers may be effected electronically through the services of the NSCC.

The Fund may conclusively accept instructions from you or your nominee listed in publicly available nominee lists, regardless of whether the account was initially registered in the name of or you, your nominee, or both. If a securities dealer or other representative is of record on an your account, you will be deemed to have authorized the use of electronic instructions on the account, including, without limitation, those initiated through the services of the NSCC, to have adopted as instruction and signature any such electronic instructions received by the Fund and the Investor Services, and to have authorized them to execute the instructions without further inquiry. At the present time, such services which are available include the NSCC's "Networking," "Fund/SERV," and "ACATS" systems.



Any questions regarding an intended registration should be answered by the securities dealer handling the investment, or by calling Franklin's Fund Information Department.

IMPORTANT NOTICE REGARDING
TAXPAYER IRS CERTIFICATIONS

Pursuant to the Code and U.S. Treasury regulations, the Fund may be required to report to the Internal Revenue Service ("IRS") any taxable dividend, capital gain distribution, or other reportable payment (including share redemption proceeds) and withhold 31% of any such payments made to individuals and other non-exempt shareholders who have not provided a correct taxpayer identification number ("TIN") and made certain required certifications that appear in the Shareholder Application. You may also be subject to backup withholding if the IRS or a securities dealer notifies the Fund that the number furnished by you is incorrect or that you are subject to backup withholding for previous under-reporting of interest or dividend income.

The Fund reserves the right to (1) refuse to open an account for any person failing to provide a TIN along with the required certifications and (2) close an account by redeeming its shares in full at the then-current net asset value upon receipt of notice from the IRS that the TIN certified as correct by the shareholder is in fact incorrect or upon the failure of a shareholder who has completed an "awaiting TIN" certification to provide the Fund with a certified TIN within 60 days after opening the account.




FRANKLIN TEMPLETON
INTERNATIONAL CURRENCY FUNDS

FRANKLIN TEMPLETON GLOBAL CURRENCY FUND
FRANKLIN TEMPLETON HIGH INCOME CURRENCY FUND
FRANKLIN TEMPLETON HARD CURRENCY FUND



STATEMENT OF
ADDITIONAL INFORMATION

777 MARINERS ISLAND BLVD.,
P.O. BOX 7777
SAN MATEO, CA 94403-7777
1-800/DIAL BEN

MARCH 1, 1996

This Statement of Additional Information pertains only to the Franklin Templeton Global Currency Fund ("Global Currency Fund"), the Franklin Templeton Hard Currency Fund (the "Hard Currency Fund") and the Franklin Templeton High Income Currency Fund (the "High Income Fund") (individually or collectively, the "Funds"), each a separate non-diversified series of the Franklin Templeton Global Trust (the "Trust"), formerly known as the Huntington Funds, an open-end management investment company consisting of four separate series. The Trust was organized as a Massachusetts business trust on November 6, 1985, and has registered with the Securities and Exchange Commission ("SEC") as a management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). Each Fund represents a separate and distinct series of the Trust's shares of beneficial interest. The Trust and its series are also referred to in this document and from time to time in other communications as The Franklin Templeton International Currency Funds. Each series of the Trust in effect represents a separate fund with its own investment objective and policies, with various possibilities for income or capital appreciation, and subject to various market risks. Through the different series, the Trust attempts to satisfy different investment objectives.

This SAI relates only to the Global Currency Fund, the Hard Currency Fund and the High Income Currency Fund. The Funds are managed by Franklin Advisers, Inc. (the "Manager" or "Adviser"). Templeton Investment Counsel, Inc. ("TICI" or the "Subadviser") serves as the subadviser under a contract with the Manager (together, the "Trust's Advisers"). TICI is an indirect subsidiary of Templeton Worldwide, Inc. which is a direct, wholly-owned subsidiary of Franklin Resources, Inc. (See "Investment Advisory and Other Services.")

The Global Currency Fund invests in high-quality money market instruments denominated in three or more of the world's Major Currencies (as defined in the Prospectus under "What Is the Franklin Templeton Global Trust?"), with the objective of maximizing total return.



The Hard Currency Fund invests in high-quality money market instruments (and forward contracts) denominated in foreign Major Currencies which historically have experienced low rates of inflation and which, in the view of the Trust's Advisers, are pursuing economic policies conducive to continued low rates of inflation in the future and currency appreciation versus the U.S. dollar over the long-term, with the objective of protection against depreciation of the U.S. dollar relative to other currencies. The Hard Currency Fund endeavors, to the maximum extent practicable, to maintain foreign currency (non-U.S. dollar) exposure with respect to 100% of its net assets at all times.



The High Income Fund invests primarily in high-quality money market instruments denominated in three or more of the ten highest yielding Major Currencies, with the objective of high current income at a level significantly above that available on U.S. dollar money market funds. Consistent with this objective, the High Income Fund may invest up to 25% of its total assets in instruments denominated in Non-Major Currencies (as defined in the Prospectus under "What Is the Franklin Templeton Global Trust?").

A Prospectus for the Funds, dated March 1, 1996, as may be amended from time to time, provides the basic information you should know before investing in one of the Funds and may be obtained without charge from the Trust or the Funds' principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors"), at the address or telephone number shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS SAI IS INTENDED TO PROVIDE YOU WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUNDS, AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS.

CONTENTS                                                    PAGE

How Do the Funds Invest Their Assets?

Investment Restrictions

Officers and Trustees

Investment Advisory and Other Services
E
How Do the Funds Purchase Securities
 For Their Portfolios?

How Do I Buy and Sell Shares?

How Are the Funds' Shares Valued?

Additional Information
ERegarding Taxation

The Funds' Underwriter



General Information



HOW DO THE FUNDS INVEST THEIR ASSETS?

The following information supplements and should be read in conjunction with the sections in the Funds' Prospectus entitled "What Is the Franklin Templeton Global Trust?" and "Investment Objectives and Policies of the Funds."



FLOATING AND VARIABLE RATE NOTES. Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. These obligations typically have a stated maturity in excess of one year. The interest rate on such notes is based on an identified interest rate index and is adjusted automatically at specified intervals, generally not less frequently than semi-annually.

COMMERCIAL PAPER. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

CONCENTRATION IN FINANCIAL SERVICES OBLIGATIONS. Under normal market conditions, each Fund invests at least 25% of its net assets in obligations of companies engaged in the financial services industry. Such investments include obligations of the character described below.

CERTIFICATES OF DEPOSIT. Certificates of deposit are certificates representing the obligation of a bank or a foreign branch of such bank to repay funds deposited with it for a specified period of time at a stated interest rate.

TIME DEPOSITS. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.

BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments bearing interest at a stated interest rate and evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity.

U.S. BANKS. Commercial banks organized under U.S. federal law are supervised and examined by the U.S. Comptroller of the Currency and are required to be members of the U.S. Federal Reserve System and to be insured by the U.S. Federal Deposit Insurance Corporation (the "FDIC"). U.S. banks organized under state law are supervised and examined by state banking authorities but are members of the U.S. Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to the Funds depending upon the principal amount of the certificates of deposit of each bank held by the Funds) and are subject to U.S. federal examination and to a substantial body of U.S. federal law and regulation. As a result of U.S. federal and state laws and regulations, domestic branches of U.S. banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

NON-U.S. BANKS AND NON-U.S. BRANCHES OF U.S. BANKS. Obligations of non-U.S. branches of U.S. banks and of non-U.S. banks, such as certificates of deposit and time deposits, may be general obligations of the parent banks in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations are subject to different risks than are those of domestic U.S. banks or U.S. branches of non-U.S. banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Non-U.S. branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a non-U.S. branch of a U.S. bank or about a non-U.S. bank than about a U.S. bank.

Obligations of U.S. branches of non-U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by U.S. federal and state regulation as well as governmental action in the country in which the non-U.S. bank has its head office. A U.S. branch of a non-U.S. bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the U.S. Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, a branch licensed by the U.S. Comptroller of the Currency or a branch licensed by certain states may or may not be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (2) maintain assets with the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of branches licensed by states may not necessarily be insured by the FDIC.

INVESTING IN NON-U.S. SECURITIES. Non-U.S. securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of prices can be greater than in the United States. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities (e.g., non-U.S. money market instruments) are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when a Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Furthermore, some of these securities may be subject to transaction taxes levied by foreign governments, which would have the effect of increasing the cost of such investments and which would reduce the realized gain or increase the realized loss on such securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have, in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. In such event, it may be necessary for a Fund to invest temporarily all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate a Fund.

CURRENCY TRANSACTIONS. Generally, the currency exchange transactions of the Funds are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. However, the Funds have authority and intend to enter into forward currency contracts as a hedge against possible variations in the exchange rates between the currencies in which their investments are denominated and other currencies, including the U.S. dollar, or in conjunction with money market instruments for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

When using forward contracts for hedging purposes, the Funds may enter into forward contracts with respect to either specific transactions ("transaction hedging") or portfolio positions ("position hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of a Fund generally owing in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward contract on a particular currency with respect to portfolio security positions denominated or quoted in such currency. The Funds will not speculate in forward contracts; however, the Funds will utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Funds' normal hedging activities as described above (i.e., to obtain an investment result that is substantially equivalent to a direct investment in a foreign currency denominated instrument).

If a Fund enters into a position hedging transaction, its custodian bank will place cash or readily marketable liquid securities in a segregated account of a Fund in an amount equal to the value of its total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of a Fund's commitment with respect to such contracts.

A Fund may attempt to hedge up to 100% of its portfolio positions, but will enter into such transactions only to the extent, if any, deemed appropriate by the Trust's Advisers. A Fund may not enter into a position hedging forward contract if, as a result thereof, it would have more than 10% of the value of its total assets committed to such contracts. A Fund may not enter into a forward contract with a term of more than one year. A Fund may not engage in position hedging with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time the hedging transaction is entered into) of its portfolio securities denominated in (or quoted in or currently convertible into or directly related through the use of forward contracts in conjunction with money market instruments to) that particular currency.

It may not be possible for a given Fund to hedge against a devaluation that is so generally anticipated that a Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, one or more Funds may have to limit currency transactions to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

At or before the maturity of a forward contract, a Fund that entered into the contract may either sell a portfolio security and make delivery of the currency, or it may retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If a Fund entering into a forward contract retains the portfolio security and engages in an offsetting transaction, a Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If a Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between a Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, a Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, a Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts by any of the Funds will be limited to the transactions described above. Of course, no Fund is required to enter into such contracts, and none will do so unless deemed appropriate by the Trust's Advisers. Investors should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Such contracts simply establish a rate of exchange that a Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

Because the Funds invest primarily in money market instruments denominated in non-U.S. currencies, each may hold foreign currencies pending their investment in such instruments or their conversion into U.S. dollars. Although the Funds value their assets daily (as described in the Prospectuses) in terms of U.S. dollars, they do not convert their holdings of foreign currencies into U.S. dollars on a daily basis. They will do so from time to time, however, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, which is known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell the currency to the dealer.

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. INFLATION. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.

2. TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

3. INTEREST RATES. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. However, since high interest rates are often the result of high inflation, the opposite is often true in the longer run.

4. BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation.

Also, budget deficits can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate actual policies with an exchange rate target as the goal.

INVESTMENT RESTRICTIONS

Each of the Funds has adopted the following restrictions as fundamental policies, which means that they may not be changed without approval of a majority of such Fund's shareholders. In order to change any of these restrictions, the lesser of (i) 67% or more of the voting securities of such Fund present at a meeting of shareholders if the holders of more than 50% of the voting securities of the Fund are represented at that meeting or (ii) more than 50% of the outstanding voting securities of such Fund must vote to make the change.

Each Fund WILL NOT:

 1. Purchase common stocks, preferred stocks, warrants or other equity securities, or purchase municipal bonds or industrial revenue bonds.


 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of that Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of a Fund's total assets, the Fund will not make any additional investments.



 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its total assets, but only to secure borrowings for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin hereunder.

 5. Underwrite the securities of other issuers or invest more than 10% of its net assets in (a) securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities"), (b) repurchase agreements providing for settlement in more than seven days, (c) options which are traded in the over-the-counter market and investments hedged by such options, or (d) securities which are not readily marketable. No Fund may enter into time deposits maturing in more than seven days and any Fund's investment in time deposits with maturities of three days or more may not exceed 10% of the net assets of such Fund.

 6. Purchase or sell real estate, securities of real estate investment trusts, commodities, or oil and gas interests, except that a Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 7. Make loans to others except through the purchase of debt obligations referred to in the Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 8. Invest less than 25% of its assets in securities issued by companies primarily engaged in the financial services industry or invest more than 25% of its assets in the securities of issuers in any other industry, provided that there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. Notwithstanding the foregoing, for temporary defensive purposes, a Fund may invest less than 25% of its assets in the obligations of companies primarily engaged in the financial services industry.

 9. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the
Code) (a) more than 25% of its total assets in the securities of any one issuer, or (b) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

10. Invest in companies for the purpose of exercising control.

11. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

12. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

Securities issued by a foreign government, its agencies and instrumentalities, as well as supra-national organizations are considered as one industry for concentration purposes.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in values or assets will not constitute a violation of that restriction.



PORTFOLIO TURNOVER. The portfolio turnover of the Funds for the fiscal year ended October 31, 1995, the six-month period ended October 31, 1994 and the fiscal year ended April 30, 1994, respectively, were 46.05%, 50.82% (annualized) and 37.16% (Global Currency Fund); 15.72%, 55.91% (annualized) and 0% (Hard Currency Fund); and 129.50%, 1,588.38% (annualized) and 0% (High Income Fund).

OFFICERS AND TRUSTEES

The Board of Trustees (the "Board") has the responsibility for the overall management of the Trust and each Fund, including general supervision and review of each Fund's investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).


                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME, AGE AND ADDRESS      WITH THE TRUST             DURING PAST FIVE YEARS


Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

David K. Eiteman (66)
HC2, Box 8076
Frazier Park, CA 93225

Trustee

Since 1959, Professor of Finance in the John E. Anderson Graduate School of Management, University of California, Los Angeles. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Donald P. Gould (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

From February 1992 to present, independent consultant to the Trust and from February 1992 to June 1993, independent consultant to Huntington Investment Trust. From December 1985 to February 1992, Chairman of the board of the Trust. From 1988 to June 1993, President and Trustee, from 1988 to February 1992, Chairman of the Board, Huntington Investment Trust. From October 1985 to February 1992, President and Director of Huntington Advisers, Inc., a mutual fund investment adviser, and President of Huntington Investments, Inc., a mutual fund underwriter.

Gerald R. Healy (54)
5917 Cleveland Street
Morton Grove, IL 60053

Trustee

Since April 1994, a private consultant. From July 1993 to March 1994, Director of Corporate Management Resources of Alliance Imaging, Inc. From 1989, Executive Vice President of Capital Health services Corp. Prior to that time, a private investor. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (39)
Bet Tzedek Legal Services
145 South Fairfax Ave., Suite 200
Los Angeles, CA 90036-2166

Trustee

Since 1981, an attorney with various private law firms in Los Angeles. Also, since October 1995, an attorney with Bet Tzedek Legal Services.

Frank W. T. LaHaye (66)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson (39)

777 Mariners Island Blvd.
San Mateo CA 94404

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.


The preceding table indicates those officers and trustees who are also affiliated persons of Distributors and the investment manager. Trustees not affiliated with the investment manager ("nonaffiliated trustees") are currently paid fees of $800 per month plus $800 per meeting attended. As indicated above, certain of the Trust's nonaffiliated trustees also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated trustees by the Trust and by other funds in the Franklin Templeton Group of Funds.

 .
                                                             NUMBER OF BOARDS IN
                                                             THE  FRANKLIN
                                         TOTAL FEES RECEIVED TEMPLETON GROUP OF
                                         FROM THE FRANKLIN   FUNDS ON WHICH EACH
                          TOTAL FEES     TEMPLETON GROUP OF  SERVES***
                          RECEIVED FROM  FUNDS**
NAME                      FUND*
Frank H. Abbott, III      $5,000         $176,870                 31
Harris J. Ashton           5,000          318,125                 56
David K. Eiteman           3,400            5,000                 1
S. Joseph Fortunato        5,000          334,265                 58
David Garbellano           5,000          153,300                 30
Gerald R. Healy            4,200            5,800                 1
David P. Kraus             5,000            6,600                 1
Frank W.T. LaHaye          5,000          150,817                 26
Gordon S. Macklin          5,000          301,885                 53

*   For the fiscal year ended October 31.
**  For the calendar year ended December 31, 1995.
*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the trustees are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162 U.S. based funds or series.

Nonaffiliated trustees are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or trustee received any other compensation directly from the Funds. Certain officers or trustees who are shareholders of Franklin Resources, Inc. ("Resources") may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

As of December 7, 1995, the trustees and officers, as a group, owned of record and beneficially approximately 61 shares of the Global Currency Fund, 280 shares of the Hard Currency Fund and 73 shares of the High Income Currency Fund, each amount of which is less than 1% of the total outstanding shares of each Fund. Many of the Trust's trustees also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Charles E. Johnson.

From time to time, the number of each Fund's shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of this Trust, no other person holds beneficially or of record more than 5% of any of these Funds' outstanding shares.

INVESTMENT ADVISORY AND OTHER SERVICES

The investment manager of the Funds is Franklin Advisers, Inc. ("Advisers" or "Manager"). Advisers is a wholly-owned subsidiary of Resources, a publicly owned holding company whose shares are listed on the New York Stock Exchange ( the "Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services.

Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for each Fund to purchase, hold or sell and the selection of brokers through whom each Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Board to whom the Manager renders periodic reports of each Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of each Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. Each Fund bears all of its expenses not assumed by the Manager. Please see the Statement of Operations in the financial statements included in the Funds' Annual Report to Shareholders dated October 31, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Funds. Similarly, with respect to the Funds, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Funds or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Trust's Code of Ethics.



Pursuant to the management agreement, each Fund is obligated to pay the Manager a fee computed at the close of business on the first business day of each month equal to an annual rate of 0.65% of the value of the average daily net assets of each Fund.



The management agreement specifies that the management fee will be reduced to the extent necessary to comply with the most stringent limits on the expenses which may be borne by each Fund as prescribed by any state in which each Fund's shares are offered for sale. The most stringent current limit requires the Manager to reduce or eliminate its fee to the extent that aggregate operating expenses of each Fund (excluding interest, taxes, brokerage commissions and extraordinary expenses such as litigation cots) would otherwise exceed in any fiscal year 2.5% of the first $30 million of average net assets of each Fund, 2.0% of the next $70 million of average net assets of each Fund and 1.5% of average net assets of each Fund in excess of $100 million. Expense reductions have not been necessary based on state requirements.

The Manager has agreed in advance to waive a portion of its management fees and make certain payments to reduce expenses. This arrangement may be terminated by the Manager at any time upon notice to the Board. For the fiscal year ended October 31, 1995, the Global Currency Fund and the High Currency Fund paid the Manager their respective contractual management fees, but the High Income Fund only paid management fees of $57,812 instead of the contractual amount of $82,819. For the period May 1, 1994 to October 31, 1994, the management fees the Funds were contractually obligated to pay the Manager were $173,619, $179,397 and $56,657 for the Global Currency Fund, the Hard Currency Fund and the High Income Fund, respectively, and the management fees actually paid to the Manager by the Funds for the same period were $6,878, $12,025 and $0, respectively. For the period November 15, 1993 to April 30, 1994, the management fees the Funds were contractually obligated to pay the Manager were $165,435, $104,552 and $55,225, for the Global Currency Fund, the Hard Currency Fund and the High Income Fund, respectively, and the management fees actually paid to the Manager by the Funds for the same period were $48,533, $12,229 and $7,093, respectively.

The management agreement is in effect until February 29, 1996. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Board or by a vote of the holders of a majority of such Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Board or by a vote of the holders of a majority of each Fund's outstanding voting securities, or by the Manager on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.



As stated in the Prospectus, prior to November 12, 1993, Huntington Advisers, Inc., 251 South Lake Avenue, Suite 600, Pasadena, California 91101, an indirect wholly-owned subsidiary of Long Beach Bank, served as the Trust's manager; and Bankers Trust Company, 280 Park Avenue, New York, New York 10015, a wholly-owned subsidiary of Bankers Trust New York Corporation, served as each Fund's investment adviser. For the fiscal years ended April 30, 1992 and 1993 and for the period May 1, 1993 to November 15, 1993 investment advisory fees and management and administration fees paid by the Funds were as follows:

                                          GLOBAL      HIGH        HARD
                                          CURRENCY    INCOME      CURRENCY
                                          FUND        FUND        FUND
MANAGEMENT AND ADMINISTRATION FEES PAID TO HUNTINGTON ADVISERS
May 1, 1993 to November 15, 1993         $139,768     $ 61,738     $ 93,886
Fiscal Year 1993                          254,010      180,302      162,142
Fiscal Year 1992                          272,850      211,912      150,626

ADVISORY FEES PAID TO BANKERS TRUST COMPANY
May 1, 1993 to November 15, 1993         $ 85,126     $ 37,844     $ 57,239
Fiscal Year 1993                          158,756      112,688      101,339
Fiscal Year 1992                          170,531      132,445      94,141

As stated in the Prospectus, Templeton Investment Counsel, Inc., an affiliate of Templeton Worldwide, Inc. and an indirect wholly-owned subsidiary of Resources will serve as the subadviser under a contract with the Manager. Pursuant to the subadvisory agreement between the Manager and TICI, and subject to the overall policies, control, direction and review of the Board of Trustees and to the instructions and supervision of the Manager, TICI will provide a continuous investment program for each Fund, including allocation of each Fund's assets among the various securities markets of the world and, investment research and advice with respect to securities and investments and cash equivalents in the Funds.

Under the subadvisory agreement with the Manager, TICI receives a fee from the Manager equal to an annual rate of 0.25% of the value of the average daily net assets of each of the Funds.



Franklin/Templeton Investor Services, Inc. ("Investor Services"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for each Fund and acts as each Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Prior to November 12, 1993, Fund/Plan Services, Inc., Two Elm Street, Conshohochken, Pennsylvania 19428, served as the Trust's transfer and dividend-disbursing agent.



Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of certain of the securities and other assets of each Fund. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, also acts as custodian of certain securities and other assets of each Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities. Prior to November 12, 1993, Bankers Trust Company 280 Park Avenue, New York, New York 10015, served as the Trust's custodian.



Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Trust's independent auditors. During the fiscal year ended October 31, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Funds included in the Trust's Annual Report dated October 31, 1995. Prior to the fiscal year ended April 30, 1994, the Funds were audited by other independent auditors.

HOW DO THE FUNDS PURCHASE SECURITIES FOR THEIR PORTFOLIOS?



Under the current management agreement with Adviser, the selection of brokers and dealers to execute transactions in each Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Trust's Board of Trustees may give. Under the subadvisory agreement Adviser may delegate to TICI the authority to select securities dealers to execute portfolio transactions for the Funds.



When placing a portfolio transaction, the Trust's Advisers attempt to obtain the best net price and execution of the transaction. On portfolio transactions done on a securities exchange, the amount of commission paid by the Funds is negotiated between the Trust's Advisers and the broker executing the transaction. The Trust's Advisers seek to obtain the lowest commission rate available from brokers that are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Trust's Advisers will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Trust's Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. Each Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in a Fund's best interests, the Trust's Advisers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Funds will pay a higher commission than if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Trust's Advisers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Funds or assist the Trust's Advisers in carrying out their responsibilities to the Funds, or when it is otherwise in the best interest of the Funds to do so, whether or not such services may also be useful to the Trust's Advisers in advising other clients.



When it is felt that several brokers are equally able to provide the best net price and execution, the Trust's Advisers may decide to execute transactions through brokers who provide quotations and other services to the Funds, specifically including the quotations necessary to determine the value of each Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Funds and the Trust's Advisers in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Trust's Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Trust's Advisers to supplement their own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Trust's Advisers and their affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of broker-dealers to execute each Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when a Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of a Fund, any portfolio securities tendered by a Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Adviser under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of a Fund and one or more other investment companies or clients supervised by the Trust's Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Trust's Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as a Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to a Fund.



During the fiscal year ended October 31, 1995, the six-month period ended October 31, 1994 and the fiscal years ended April 30, 1992 and 1993 , the Funds paid no brokerage commissions. As of October 31, 1995, the Funds did not own securities of any of their regular broker-dealers.

As of October 31, 1995, the Funds did not own securities of their regular broker-dealers.

HOW DO I BUY AND SELL SHARES?

All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Funds must be denominated in U.S. dollars. Each Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.

In connection with exchanges, it should be noted that since the proceeds from the sale of shares of an investment company are generally not available until the fifth business day following the redemption, the funds into which you are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of a Fund to complete an exchange will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective. Please see "What If My Investment Outlook Changes? - Exchange Privilege" in the Prospectus.

If, in connection with the purchase of a Fund's shares, you submit a check or a draft that is returned unpaid to a Fund, that Fund may impose a $10 charge against your account for each returned item.

Dividend checks returned to a Fund marked "unable to forward" by the postal service will be deemed to be a request to change your dividend option to reinvest all distributions and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

Each Fund may deduct from your account the costs of its efforts to locate you if mail is returned as undeliverable or a Fund is otherwise unable to locate you or verify your current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Under agreements with certain banks in Taiwan, Republic of China, each Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.



Shares of the Funds may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Funds will be offered with the following schedule of sales charges:

                                                    SALES
SIZE OF PURCHASE IN U.S. DOLLARS                    CHARGE
Up to $100,000                                        3%
$100,000 to $1,000,000                                2%
Over $1,000,000                                       1%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS



Orders for the purchase of shares of the Funds received in proper form prior to the scheduled close of the Exchange (generally 1:00 p.m. Pacific time any business day that the Exchange is open for trading and promptly transmitted to a Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after the scheduled close of the Exchange will be effected at the applicable Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, either directly or through affiliates, have an agreement with Distributors to handle customer orders and accounts with a Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to you resulting from the failure to do so must be settled between you and the securities dealer.

OTHER PAYMENTS TO SECURITIES DEALERS

As discussed in the Prospectus under "How Do I Buy Shares? - General," either Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain trust companies and trust departments of banks, certain designated retirement plans (excluding IRA and IRA rollovers), certain non-designated plans, and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, as described below. Distributors may make these payments in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the securities dealer in the event shares are redeemed within 12 months of the calendar month of purchase. Other conditions may apply. All terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

Either Distributors or one of its affiliates may pay the following amounts, out of its own resources, to securities dealers who initiate and are responsible for purchases made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) for purchases of most taxable income Franklin Templeton Funds made at net asset value by certain non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, either Distributors or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT. You may qualify for a reduced sales charge on the purchase of shares of a Fund, as described in the Prospectus. At any time within 90 days after the first investment which you want to qualify for a reduced sales charge, you may file with a Fund a signed Shareholder Application with the Letter of Intent ("Letter") section completed. After the Letter is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. Your holdings in the Franklin Templeton Funds, including Class II shares, acquired more than 90 days before the Letter is filed, will be counted towards completion of the Letter but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions you make, unless by a designated retirement plan, during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter have been completed. If the Letter is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated retirement plans. If you execute a Letter prior to a change in the sales charge structure for a Fund, you will be entitled to complete the Letter at the lower of the new sales charge structure or the sales charge structure in effect at the time the Letter was filed.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of a Fund registered in your name. This policy of reserving shares does not apply to a designated retirement plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in your name or delivered to you or your order. If the total purchases, less redemptions, exceed the amount specified under the Letter and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, you will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge that would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for your account will be deposited to your account or delivered to you or your order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize the difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to you.

If a Letter is executed on behalf of a designated retirement plan, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter. These plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are these plans entitled to receive retroactive adjustments in price for investments made before executing the Letter.

REDEMPTIONS IN KIND

Each Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of a Fund's net assets at the beginning of such period. This commitment is irrevocable without the prior approval of the Securities and Exchange Commission ("SEC"). In the case of redemption requests in excess of these amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of a Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of a Fund. In such circumstances, the securities distributed would be valued at the price used to compute a Fund's net assets. Should a Fund do so, you may incur brokerage fees in converting the securities to cash. The Funds do not intend to redeem illiquid securities in kind. Should it happen, however, you may not be able to timely recover your investment in a timely manner and you may also incur brokerage costs in selling the securities.

REDEMPTIONS BY A FUND

Due to the relatively high cost of handling small investments, the Trust reserves the right to involuntarily redeem your shares at net asset value if your account has a value of less than one-half of your initial required minimum investment, but only where the value of your account has been reduced by the prior voluntary redemption of shares. Until further notice, it is the present policy of the Trust not to exercise this right if your account has a value of $50 or more. In any event, before a Fund redeems your shares and sends you the proceeds, it will notify you that the value of the shares in your account is less than the minimum amount and allow you 30 days to make an additional investment in an amount which will increase the value of your account to at least $100 in that Fund.



REINVESTMENT DATE

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.



REPORTS TO SHAREHOLDERS

The Trust sends annual and semiannual reports regarding its performance and portfolio holding to shareholders. If you would like to receive an interim quarterly report, you may phone Fund Information at 1-88/DIAL BEN.

SPECIAL SERVICES

The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Funds. The cost of these services is not borne by the Funds.

Investor Services may pay certain financial institutions that maintain omnibus accounts with the Funds on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such owners. For each beneficial owner in the omnibus account, each Fund may reimburse Investor Services an amount not to exceed the per account fee which a Fund normally pays Investor Services. These financial institutions may also charge a fee for their services directly to their clients.

HOW ARE THE FUNDS' SHARES VALUED?

As noted in the Prospectus, each Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, each Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of each Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask prices. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by a Fund is its last sales price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sales price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Funds may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Securities denominated in foreign currencies and traded on foreign exchanges or in foreign markets will be valued in a similar manner and their value will then be converted into their U.S. dollars equivalent to the foreign exchange rate in effect at 9:00 a.m. Pacific time or, if no such quotation is available, at the rate of exchange determined in accordance with policies established in good faith by the Board. Because the value of securities denominated in foreign currencies must be translated into U.S. dollars, fluctuations in the value of such currencies in relation to the U.S. dollar will affect the net asset value of a Fund's shares even though there has not been a change in the values of such securities.

Trading in European or Far Eastern currencies generally, or in a particular country or countries, may not take place on every Exchange business day. Furthermore, trading takes place in various foreign markets on days that are not business days for the Exchange and on which a Fund's net asset value is not calculated. Each Fund calculates net asset value per share, and therefore effects sales and redemptions of its shares, as of the scheduled close of the Exchange each day that the Exchange is open for trading. This calculation does not take place contemporaneously with the determination of the prices of many of the portfolio securities used in the calculation and, if events occur which materially affect the values of these foreign securities, they will be valued at fair value as determined by management and approved in good faith by the Board.

Generally, trading in U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled close of the Exchange. The value of these securities used in computing the net asset value of a Fund's shares is determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled close of the Exchange which will not be reflected in the computation of a Fund's assets. If such events materially affecting the values of these securities occur during such period, then the securities will be valued at their fair value as determined in good faith by the Board.



ADDITIONAL INFORMATION REGARDING TAXATION

As stated in the Prospectus, each Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. The trustees reserve the right not to maintain the qualification of a Fund as a regulated investment company if they determine such course of action to be beneficial to shareholders. In such case, a Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be taxable to the extent of a Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to a Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by a Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Funds intend as a matter of policy to declare such dividends, if any, in December or January to avoid the imposition of this tax, but do not guarantee that their distributions will be sufficient to avoid any or all federal excise taxes.

For corporate shareholders, none of the distributions paid by a Fund for the six-month period ended October 31, 1994 qualified for the corporate dividends-received deduction and it is not anticipated that any of the current year's dividends will qualify.

Redemptions and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. For most shareholders, gain or loss will be recognized in an amount equal to the difference between the shareholder's basis in the shares and the amount received, subject to the rules described below. If such shares are a capital asset in the hands of the shareholder, gain or loss will be capital gain or loss and will be long-term for federal income tax purposes if the shares have been held for more than one year.

All or a portion of the sales charge incurred in purchasing shares of each Fund will not be included in the federal tax basis of such shares sold or exchanged within ninety (90) days of their purchase (for purposes of determining gain or loss with respect to such shares) if the sales proceeds are reinvested in the Funds or in another fund in the Franklin Group of Funds and the Templeton Group and a sales charge which would otherwise apply to the reinvestment is reduced or eliminated. Any portion of such sales charge excluded from the tax basis of the shares sold will be added to the tax basis of the shares acquired in the reinvestment. Shareholders should consult with their tax advisors concerning the tax rules applicable to the redemption or exchange of fund shares.

The Funds will inform their shareholders of the source of their dividends and distributions at the time they are paid, and will promptly after the close of each calendar year advise them of the tax status for federal income tax purposes of such dividends and distributions.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

A Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, a Fund's treatment of options on futures contracts, regulated futures contracts, and certain foreign currency forward contracts and options thereon is generally governed by Section 1256 of the Code. Absent a tax election to the contrary, each such Section 1256 position held by a Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of a Fund's fiscal year, and all gain or loss associated with mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within a Fund. The acceleration of income on Section 1256 positions may require a Fund to recognize taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and timing of income distributed to shareholders by a Fund.

When a Fund holds an option or contract which substantially diminishes a Fund's risk of loss with respect to another position of a Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, each Fund is also subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit a Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within a Fund, resulting in additional short-short income for a Fund.

The Funds will monitor their transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a regulated investment company under Subchapter M of the Code.

Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of a Fund's income or loss from such transactions and in turn its distributions to shareholders.

In order for a Fund to qualify as a regulated investment company, at least 90% of a Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities or certain other instruments held for less than three months. Foreign exchange gains, derived by the Funds with respect to a Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities, constitute qualifying income for purposes of the 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not directly related to a Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly-related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining a Fund's compliance with the 30% limitation. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The Funds may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Funds at the end of its fiscal year are invested in securities of foreign corporations, the Funds may elect to pass-through to its shareholders the pro rata share of foreign taxes paid by the Funds. If this election is made, shareholders will be
(i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Funds), and (ii) entitled to either deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Funds at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by a Fund) to be included on their income tax returns.



THE FUNDS' UNDERWRITER



Pursuant to an underwriting agreement dated November 12, 1993, in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of each Fund. Prior to that date, Huntington Investments, Inc., an indirect wholly-owned subsidiary of Long Beach Bank and an affiliate of Huntington Advisers, Inc., each Fund's former manager, served as each Fund's principal underwriter.



The underwriting agreement will continue in effect for successive annual periods provided that its continuance is specifically approved at least annually by a vote of the Board, or, as to each Fund, by a vote of the holders of a majority of such Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.

Distributors pays the expenses of distribution of each Fund's shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. Each Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment is at net asset value.

In connection with the offering of the Funds' shares, aggregate underwriting commissions for the fiscal year ended October 31, 1995, the six-month period ended October 31, 1994 and the fiscal years ended April 30, 1994 and 1993 were $1,765,383, $461,923, $280,011, and $495,391, respectively. After allowances to dealers, Distributors retained $199,595 for the fiscal year ended October 31, 1995, $5,455 for the six-month period ended October 31, 1994 and $10,779 for the period from November 15, 1993 to April 30, 1994. After allowances to dealers, Huntington Investments, Inc., retained $22,148, $58,393 and $96,086, for the period May 1, 1993 to November 15, 1993 and the fiscal years ended April 30, 1993 and 1992, respectively. Distributors may be entitled to reimbursement under each Fund's Distribution Plan, as discussed below. Huntington Investment, Inc. and Distributors received no other compensation from the Funds for acting as underwriter.



DISTRIBUTION PLAN



Each of the Funds has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby each Fund may pay up to a maximum of 0.45% per annum of its average daily net assets, payable quarterly, for expenses incurred in the promotion and distribution of its shares.



Pursuant to the Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum stated above) for actual expenses incurred in the distribution and promotion of each Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with a Fund, Distributors or their affiliates.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent a Fund, the Manager or Distributors or other parties on behalf of a Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of a Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.



To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If you are a customer of a bank that is prohibited from providing such services, you would be permitted to remain a shareholder of a Fund, and alternate means for continuing the servicing would be sought. In such an event, changes in the services provided might occur and you might no longer be able to avail yourself of any automatic investment or other services then being provided by the bank. It is not expected that you would suffer any adverse financial consequences as a result of any of these changes.

The Board has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities of portfolio securities without having to make unwarranted liquidations of other portfolio securities. The Board, therefore, felt that it would benefit each Fund to have monies available for the direct distribution activities of Distributors or others in promoting the sale of its shares. The Board, including the non-interested trustees, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit each Fund and its shareholders.

The Plan has been approved in accordance with the provisions of Rule 12b-1. The Plan is effective through February 29, 1996, and renewable annually by a vote of the Board, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees.



The Plan and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or the Underwriting Agreement with Distributors, or by vote of a majority of the Funds' outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.



The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Funds' outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board with such other information as may reasonably be requested in order to enable the Board to make an informed determination of whether the Plan should be continued.

For the fiscal year ended October 31, 1995, the total amount paid by each Fund, pursuant to the Plan was $132,583 (Global Currency Fund), $349,101 (Hard Currency Fund), and $34,722 (High Income Fund), all of which was paid to underwriters.



GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectus, each Fund may from time to time quote various performance figures to illustrate a Fund's past performance. The Funds may occasionally cite statistics to reflect their volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by a Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Funds are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by each Fund to compute or express performance follows.

TOTAL RETURN



The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum front-end sales charge is deducted from the initial $1,000 purchase order, and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period and the deduction of all applicable charges and fees. If a change is made on the sales charge structure, historical performance information will be restated to reflect the maximum front-end sales charge currently in effect.

In considering the quotations of total return by each Fund, investors should remember that the maximum sales charge reflected in each quotation is a one time fee (charged on all direct purchases), which will have its greatest impact during the early stages of your investment in a Fund. This charge will affect actual performance less the longer you retain your investment in a Fund. The average annual compounded rates of return for each Fund for the indicated periods ended on October 31 were as follows:

                                   ONE-YEAR        FIVE-YEAR
                                    PERIOD           PERIOD
                                    ENDING           ENDING          FROM
FUND NAME                         (10/31/95)       (10/31/95)      INCEPTION
Global Currency                      2.85%           5.52%           8.09%
  Fund                                                             (6-27-86)

Hard Currency                        3.51%            7.06          10.43%
  Fund                                                            (11-17-89)

High Income                          5.72%            4.40           7.33%
  Fund                                                            (11-17-89)



These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)



As discussed in the Prospectus, each Fund may quote total rates of return in addition to its average annual total return. These quotations are computed in the same manner as a Fund's average annual compounded rate, except they will be based on a Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods, or fractional portion thereof. The total rates of return for each Currency Fund for the indicated periods ended on October 31 was as follows:

                                   ONE-YEAR        FIVE-YEAR
                                    PERIOD           PERIOD
                                    ENDING           ENDING          FROM
FUND NAME                         (10/31/95)       (10/31/95)      INCEPTION
Global Currency                      2.85%           30.84%         107.04%
  Fund

Hard Currency                        3.51%           40.62%         80.57%
  Fund

High Income                          5.72%           24.04%         52.40%
  Fund

CURRENT YIELD

Current yield reflects the income per share earned by a Fund's portfolio investments and is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for each Fund for the 30-day period ended on October 31 was as follows:

                                FUND NAME
Global Currency Fund            4.14%
Hard Currency Fund              4.43
High Income Fund                4.93



These figures were obtained using the following SEC formula:

                                               6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd
where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE



Current yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to a Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by a Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains, and is calculated over a different period of time.



VOLATILITY



Occasionally, statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.



OTHER PERFORMANCE QUOTATIONS



For investors who are permitted to purchase shares of the Funds at net asset value, sales literature pertaining to the Funds may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.



Sales literature referring to the use of the Fund(s) as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

Each Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS



To help you better evaluate how an investment in the Fund(s) may satisfy your investment objective, advertisements and other materials regarding the Fund(s) may discuss certain measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:



a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.



c) The New York Stock Exchange composite or component indices - an unmanaged index of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.



d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.



e) Lipper - Mutual Fund Performance Analysis, Lipper - Fixed Income Fund Performance Analysis and Lipper - Mutual Fund Yield Survey -- measure total return and average current yield for the mutual fund industry and rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.



f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. - analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines - provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates - historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.



l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue-chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller, more flexible index for options trading.



From time to time, advertisements or information for a Fund may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.



Advertisements or information may also compare a Fund's performance to the return on certificates of deposit or other investments. You should be aware, however, that an investment in a Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of a Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of a Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in a Fund is not insured by any federal, state or private entity.

In assessing comparisons of performance, you should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolio, the indices and averages are generally unmanaged, and the items included in the calculations of the averages may not be identical to the formula used by a Fund to calculate its figures. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.



OTHER FEATURES AND BENEFITS



Each Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist you in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads you through the steps to start a retirement savings program. Of course, an investment in a Fund cannot guarantee that such goals will be met.



MISCELLANEOUS INFORMATION



The Funds of the Trust are members of the Franklin Templeton Group of Funds, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 47 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than
3.9 million U.S.-based mutual fund shareholder and other accounts. The Franklin Group of Funds and the Templeton Group of Funds offer to the public offers 115 U.S.-based mutual funds. A Fund may identify itself by its NASDAQ symbol or CUSIP number.

The Dalbar Surveys, Inc. broker-dealer survey has ranked Franklin number one in service quality by Dalbar for five of the past six years.

Employees of Resources or its subsidiaries who are access persons under the 1940 Act are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (i) the trade must receive advance clearance from a compliance officer and must be completed within 24 hours after clearance; (ii) copies of all brokerage confirmations must be sent to a compliance officer and, within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the compliance officer; and (iii) access persons involved in preparing and making investment decisions must, in addition to (i) and (ii) above, file annual reports of their securities holdings each January and inform the compliance officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.



OWNERSHIP AND AUTHORITY DISPUTES



In the event of disputes involving multiple claims of ownership or authority to control your account, each Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.





FRANKLIN TEMPLETON
GERMAN GOVERNMENT
BOND FUND

STATEMENT OF
ADDITIONAL INFORMATION
777 MARINERS ISLAND BLVD., P.O. BOX 7777
SAN MATEO, CA 94403-7777  1-800/DIAL BEN
MARCH 1, 1996


This Statement of Additional Information pertains to the Franklin Templeton German Government Bond Fund (the "Fund"), a separate non-diversified series of the Franklin Templeton Global Trust (the "Trust"), formerly known as the Huntington Funds, an open-end management investment company.

The Fund seeks, over the long term, total return through investment in a managed portfolio of German government bonds. Total return consists of a combination of interest income, capital appreciation and currency gains.

A Prospectus for the Fund dated March 1, 1996, as may be amended from time to time, provides the basic information an investor should know before investing in the Fund and may be obtained without charge from the Fund or from its principal underwriter, Franklin/Templeton Distributors, Inc. ("Distributors") at the address shown above.

THIS STATEMENT OF ADDITIONAL INFORMATION (THE "SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO AND IN MORE DETAIL THAN SET FORTH IN THE PROSPECTUS. THIS STATEMENT IS INTENDED TO PROVIDE INVESTORS WITH ADDITIONAL INFORMATION REGARDING THE ACTIVITIES AND OPERATIONS OF THE FUND, AND SHOULD BE READ IN CONJUNCTION WITH THE FUNDS' PROSPECTUS.

CONTENTS                                 PAGE


How Does the Fund Invest It's Assets?

Potential Benefits of Investing
  in German Government Obligations

Officers and Trustees

Investment Advisory and Other Services

How Does the Fund Purchase Securities For It's Portfolio?

How are Fund Shares Valued?


Additional Information
  Regarding Taxation

The Fund's Underwriter

General Information

Financial Statements


HOW DOES THE FUND INVEST IT'S ASSETS?

The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "How Does the Fund Invest It's
Assets?"

INVESTING IN FOREIGN SECURITIES

Foreign securities markets generally are not as developed or efficient as those in the United States ("U.S."). Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the U.S. and, at times, volatility of prices can be greater than in the U.S. In addition, there may be less publicly available information about a non-U.S. issuer, and non-U.S. issuers are not generally subject to uniform accounting and financial reporting standards, practices and requirements comparable to those applicable to U.S. issuers.

Because foreign securities are purchased with and payable in currencies of foreign countries, the value of these assets as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations. Currency exchange costs may be incurred when the Fund sells instruments denominated in one currency and purchases instruments denominated in another.

Furthermore, some of these securities may be subject to transaction taxes levied by foreign governments, which would have the effect of increasing the cost of such investments and which would reduce the realized gain or increase the realized loss on such securities at the time of sale. Transaction costs and custodial expenses for a portfolio of non-U.S. securities generally are higher than for a portfolio of U.S. securities. Interest payments from certain foreign securities may be subject to foreign withholding taxes on interest income payable on the securities.

U.S. government policies have in the past, through taxation and other restrictions, discouraged certain investments abroad by U.S. investors. While no such restrictions are currently in effect, they could be reinstituted. In such event, it may be necessary for the Fund to invest temporarily all or substantially all of its assets in U.S. money market instruments, or it may become necessary to liquidate the Fund.

The German government obligations in which the Fund invests are denominated in the German mark and are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as Standard & Poor's Corporation ("S&P") or Moody's Investors Service ("Moody's"), or, if unrated, are considered by the Fund's Advisers to be of a quality comparable to a triple A rated instrument.

Consistent with its investment objective, the Fund may also invest up to 25% of its total assets in (i) German mark-denominated bonds and other debt instruments issued by sovereign governments other than the Federal Republic of Germany and by supranational organizations (such as the World Bank) which are rated at time of purchase triple A by a U.S. nationally recognized rating service, such as S&P or Moody's, or which, if unrated, are considered by the Fund's Advisers to be of a quality comparable to a triple A rated instrument; and (ii) cash and money market instruments denominated in the German mark which are rated at time of purchase A-1+ by S&P and/or P-1 by Moody's, or which, if unrated, are considered by the Fund's Advisers to be of comparable high quality.

CURRENCY TRANSACTIONS

Generally, the currency exchange transactions of the Fund are conducted on a spot (i.e., cash) basis at the spot rate prevailing in the currency exchange market for purchasing or selling currency. The Fund does not engage in hedging strategies to protect against possible variations in the exchange rates between the U.S. dollar and the German mark. However, the Fund may enter into forward currency contracts in conjunction with money market instruments for the purpose of obtaining an investment result that is substantially equivalent to a direct investment in a foreign currency-denominated instrument. A forward currency contract is an agreement to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund may not enter into a forward contract with a term of more than one year.

When using forward contracts for hedging purposes, the Fund may enter into forward contracts with respect to specific transactions ("transaction hedging"). Transaction hedging is the purchase or sale of forward contracts with respect to specific receivables or payables of the Fund generally owing in connection with the purchase and sale of portfolio securities. The Fund will not speculate in forward contracts; the Fund will, however, utilize forward contracts in conjunction with money market instruments in a manner which is unrelated to the Fund's normal transaction hedging activities as described above (i.e., to obtain an investment result that is substantially equivalent to a direct investment in a foreign currency-denominated instrument).

When the Fund enters into a hedging transaction, its custodian bank will place cash or high-quality readily marketable liquid debt securities in a segregated account of the Fund in an amount equal to the value of its total assets committed to the consummation of such forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

It may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. It is possible that, under certain circumstances, the Fund may have to limit currency transactions to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

At or before the maturity of a forward contract, the Fund may either sell a portfolio security and make delivery of the currency, or it may retain the security and terminate its contractual obligation to deliver the currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the currency.

If the Fund enters into a forward contract, retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent that the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

Transactions in forward contracts by the Fund will be limited to the transactions described above. Of course, the Fund is not required to enter into such contracts, and will not do so unless deemed appropriate by the Fund's Advisers. Investors should realize that the use of forward contracts does not eliminate fluctuations in the underlying prices of the securities. Such contracts simply establish a rate of exchange that the Fund can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to fluctuations in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the change in the value of such currency.

Because the Fund invests primarily in debt securities denominated in German marks, it may hold German marks pending their investment in such instruments or their conversion into U.S. dollars. Although the Fund values its assets daily (as described in its Prospectus) in terms of U.S. dollars, the Fund does not convert its holdings of German marks into U.S. dollars on a daily basis. It will do so from time to time, however, and investors should be aware of the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference, which is known as the spread, between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell the currency to the dealer.

CURRENCY MOVEMENTS

Exchange rates fluctuate for a number of reasons. Depending on the currency in question and the point in time, some factors may outweigh others in determining the course of exchange rate movements.

1. INFLATION. The most fundamental reason exchange rates change is to reflect changes in currencies' purchasing power. Different countries experience different inflation rates due to different monetary and fiscal policies, different product and labor market conditions and a host of other factors.

2. TRADE DEFICITS. Countries with trade deficits tend to experience a depreciating currency. Often, inflation is the cause of a trade deficit, making a country's goods more expensive and less competitive and so reducing demand for its currency.

3. INTEREST RATES. High interest rates tend to boost currency values in the short run by making such currencies more attractive to investors. Since high interest rates are often the result of high inflation, however, long-term results may be the opposite.

4. BUDGET DEFICITS AND LOW SAVINGS RATES. Countries that run large budget deficits and save little of their national income tend to suffer a depreciating currency because they are forced to borrow abroad to finance their deficits. Payments of interest on this debt can "flood" the currency markets with the currency of the debtor nation.

Also, budget deficits can indirectly contribute to currency depreciation if a government chooses to cope with its deficits and debt by means of inflation.

5. POLITICAL FACTORS. Political instability in a country can cause a currency to depreciate. If the country appears a less desirable place in which to invest and do business, demand for the currency is likely to fall.

6. GOVERNMENT CONTROL. Through their own buying and selling of currencies, the world's central banks sometimes manipulate exchange rate movements. In addition, governments occasionally issue statements to influence people's expectations about the direction of exchange rates, or they may instigate policies with an exchange rate target as the goal.

INVESTMENT RESTRICTIONS

The Fund has adopted the following restrictions as fundamental policies, which means that they may not be changed without approval of a majority of the Fund's shareholders. In order to change any of these restrictions, the lesser of (i) 67% or more of the voting securities of the Fund present at a meeting of shareholders if the holders of more than 50% of the voting securities of the Fund are represented at that meeting or (ii) more than 50% of the outstanding voting securities of the Fund must vote to make the change.

The Fund may not:

 1. Purchase common stocks, preferred stocks, warrants or other equity securities.

 2. Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the Fund's total assets, the Fund will not make any additional investments.

 3. Pledge, hypothecate, mortgage or otherwise encumber its assets, except in an amount up to 33 1/3% of the value of its total assets, but only to secure borrowing for temporary or emergency purposes provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as a pledge of assets hereunder.

 4. Sell securities short or purchase securities on margin, provided that the deposit or payment of initial or variation margin in connection with transactions in options and futures shall not be treated as the purchase of securities on margin thereunder, provided such transactions are effected in compliance with investment restriction no. 6 below.

 5. Underwrite the securities of other issuers, purchase interests in oil, gas or other mineral exploration or development programs, including mineral leases, or purchase or sell real estate or securities issued by real estate limited partnerships, real estate investment trusts, or by companies that invest in real estate or interests therein.

 6. Invest more than 10% of its net assets in (i) securities subject to restrictions on disposition under the Securities Act of 1933 ("restricted securities") or other illiquid securities, (ii) repurchase agreements providing for settlement in more than seven days, (iii) options which are traded in the over-the-counter market and investments hedged by such options, and (iv) other securities which are not readily marketable, provided that the Fund may invest up to 15% of its net assets in time deposits of over seven days duration. The Fund may not write put or call options on securities, but the Fund may buy and sell put and call options on securities, financial futures contracts and options thereon, provided that (A) the aggregate premiums paid on all such options which are held at any time by the Fund do not exceed 20% of the Fund's net assets, and
(B) the aggregate margin deposits required on all such futures contracts or options thereon do not exceed 5% of the Fund's total assets.

 7. Purchase or sell commodities, except that the Fund may purchase or sell currencies, may enter into futures contracts on securities, currencies, securities and other indices or any other financial instruments, and may purchase and sell options on such futures contracts.

 8. Make loans to others except through the purchase of debt obligations referred to in its Prospectus and the entry into repurchase agreements and portfolio lending agreements, provided that the value of securities subject to such lending agreements may not exceed 30% of the value of the Fund's total assets. Any loans of portfolio securities will be made according to guidelines established by the SEC and the Trust's Board of Trustees, including maintenance of collateral of the borrower equal at all times to at least the current market value of the securities loaned.

 9. Invest more than 25% of its assets in the securities of issuers in any single industry (or in the securities of any single governmental issuer), provided that (i) there shall be no limitation on the purchase of securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) the Fund will invest more than 25% of its assets in debt obligations issued or guaranteed by the Federal Republic of Germany, its agencies, instrumentalities or political subdivisions.

10. Have invested as of the last day of any fiscal quarter (or other measuring period used for purposes of determining compliance with Subchapter M of the
Code) (i) more than 25% of its total assets in the securities of any one issuer, or (ii) with respect to 50% of the Fund's total assets, more than 5% of its total assets in the obligations of any one issuer, except for cash and cash items and securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, provided that for purposes of this restriction debt securities issued by different agencies, instrumentalities or political subdivisions of a national government other than the U.S. Government that are not guaranteed by the full faith and credit of such national government may be deemed to have been issued by different issuers.

11. Invest in companies for the purpose of exercising control.

12. Invest in securities of other investment companies.

13. Purchase the securities of any issuer having less than three years' continuous operations (or any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

14. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making any otherwise permitted borrowing, mortgages or pledges, or (ii) entering into option contracts, futures contracts, forward contracts or repurchase transactions.

15. Purchase or retain securities of any issuer if the officers, directors or trustees of the Fund, its investment manager or investment adviser who own beneficially more than 1/2 of 1% of such securities outstanding together own beneficially more than 5% of such securities.

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values or assets will not constitute a violation of that restriction. The Fund has no current intention of investing in the securities of other investment companies.

POTENTIAL BENEFITS OF INVESTING
IN GERMAN GOVERNMENT OBLIGATIONS

The following information supplements and should be read in conjunction with the Sections in the Fund's Prospectus entitled "Investment Objective and Policies of the Fund" and "Investing in German Government Obligations."

As a general principle, the Fund's Advisers believe that investing outside of the U.S. may be beneficial for any investor over a long term. Through diversification into German government obligations, U.S. dollar-based investors may seek to achieve a number of different potential benefits, as discussed below.

HIGHER CURRENT YIELDS. German government obligations may, from time to time, pay higher current yields than U.S. government bonds of comparable maturity. U.S. investors may wish to take advantage of these higher yields when available by investing in the Fund. Primarily because of interest rate and currency risk, the total return on German government obligations may be higher or lower than the total return on U.S. government bonds, regardless of which market offers higher yields at the time of investment. However, when available, the higher current yields on German government obligations will provide a margin of protection against adverse movements of currency exchange rates and/or relative interest rates.

CAPITAL APPRECIATION. When German market interest rates decline, German government obligation prices (expressed in German marks) generally will increase. Investors anticipating a general decline in German interest rates may wish to invest in the Fund for the opportunity to participate in such capital gains, should interest rates eventually decline. U.S. investors should recognize, however, that adverse movements in currency exchange rates could partially or completely offset any such price appreciation.

CURRENCY GAINS. When the German mark appreciates relative to the U.S. dollar (i.e., the dollar declines), the U.S. dollar price of securities denominated in German marks, such as German government obligations, will appreciate, other things being equal. Investors anticipating appreciation of the German mark against the U.S. dollar may wish to invest in the Fund for the opportunity to participate in such currency gains, should such favorable exchange rate movement materialize. U.S. investors should recognize, however, that an increase in German interest rates would cause depreciation in German government obligation prices (expressed in German marks) with a similar effect on the Fund's net asset value, which could partially or completely offset any such currency gains.

SAFETY OF PRINCIPAL. U.S. investors may wish to invest in the Fund for safety of principal due to the high credit quality of German government obligations. Of course, the total return on German government obligations and on the Fund will also be affected positively or negatively by German interest rate and currency exchange rate movements.

U.S. investors may also wish to broaden the degree of credit diversification in their portfolios by including obligations of foreign issuers, such as German government obligations, through an investment in the Fund. In general, by increasing credit diversification within a portfolio of fixed-income securities, an investor may lessen portfolio exposure to adverse developments affecting any one particular issuer.

PORTFOLIO DIVERSIFICATION. Returns on non-U.S. investments such as German government obligations tend not to reflect a high degree of correlation with returns on U.S. financial assets such as U.S. stocks and bonds. This lack of correlation arises from the fact that at any particular point in time, countries are likely to differ with respect to: a) the status of their economy within the overall business cycle; b) the level and direction of inflation and interest rates; c) the mix of fiscal and monetary policy, d) the strength or weakness of their domestic currency on foreign exchange markets; and e) the degree to which one-time events (such as German unification) may have a material impact on the economy.

In general, combining assets the returns on which are not highly correlated can be expected to reduce the variability of portfolio returns over time, as weak performance in one asset class is, from time to time, offset by the strong performance of another asset class. In general, it can be shown that, up to a point, international diversification of a U.S. portfolio has reduced overall portfolio volatility in the past. There can be no assurance, however, that this will be the case in the future.

Protection of Global Purchasing Power. Depreciation of the U.S. dollar relative to other major foreign currencies over time reduces the global purchasing power of U.S. investors, i.e., it increases the amount of dollars required to buy any given basket of goods and services from around the world. U.S. dollar depreciation may cause the dollar price to rise both on imports as well as on domestic output for which there is foreign competition, such as automobiles. Given the increasing role of imports in U.S. consumption patterns in recent years, finding ways to protect global purchasing power may be of increasing importance to Americans now and in the future.

Investments in foreign currency-denominated securities, such as German government obligations, through an investment in the Fund may help maintain the global purchasing power of a U.S. investor's portfolio, in the event that the U.S. dollar depreciates relative to the German mark in the future. Of course, such currency diversification of an investor's portfolio can work to the investor's benefit or detriment, depending on the future movement of currency exchange rates, among other things.

OFFICERS AND TRUSTEES

The Board of Trustees has the responsibility for the overall management of the Trust and the Fund, including general supervision and review of it's investment activities. The trustees, in turn, elect the officers of the Trust who are responsible for administering the day-to-day operations of the Trust. The affiliations of the officers and trustees and their principal occupations for the past five years are listed below. Trustees who are deemed to be "interested persons" of the Trust, as defined in the 1940 Act, are indicated by an asterisk (*).

                           POSITIONS AND OFFICES      PRINCIPAL OCCUPATION
NAME AND ADDRESS           WITH THE FUND              DURING PAST FIVE YEARS


Frank H. Abbott, III (74)
1045 Sansome St.
San Francisco, CA 94111

Trustee

President and Director, Abbott Corporation (an investment company); and director, trustee or managing general partner, as the case may be, of 31 of the investment companies in the Franklin Group of Funds.

Harris J. Ashton (63)
General Host Corporation
Metro Center, 1 Station Place
Stamford, CT 06904-2045

Trustee

President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers); Director, RBC Holdings, Inc. (a bank holding company) and Bar-S Foods; and director, trustee or managing general partner, as the case may be, of 56 of the investment companies in the Franklin Templeton Group of Funds.

David K. Eiteman (66)
HC2, Box 8076
Frazier Park, CA 93225

Trustee

Since 1959, Professor of Finance in the John E. Anderson Graduate School of Management, University of California, Los Angeles. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

S. Joseph Fortunato (63)
Park Avenue at Morris County
P. O. Box 1945
Morristown, NJ 07962-1945

Trustee

Member of the law firm of Pitney, Hardin, Kipp & Szuch; Director of General Host Corporation; director, trustee or managing general partner, as the case may be, of 58 of the investment companies in the Franklin Templeton Group of Funds.

David W. Garbellano (81)
111 New Montgomery St., #402
San Francisco, CA 94105

Trustee

Private Investor; Assistant Secretary/Treasurer and Director, Berkeley Science Corporation (a venture capital company); and director, trustee or managing general partner, as the case may be, of 30 of the investment companies in the Franklin Group of Funds.

*Donald P. Gould (37)
777 Mariners Island Blvd.
San Mateo, CA 94404

President and Trustee

From February 1992 to present, independent consultant to the Trust and from February 1992 to June 1993, independent consultant to Huntington Investment Trust. From December 1985 to February 1992, Chairman of the board of the Trust. From 1988 to June 1993, President and Trustee, from 1988 to February 1992, Chairman of the Board, Huntington Investment Trust. From October 1985 to February 1992, President and Director of Huntington Advisers, Inc., a mutual fund investment adviser, and President of Huntington Investments, Inc., a mutual fund underwriter.

Gerald R. Healy (54)
5917 Cleveland Street
Morton Grove, IL 60053

Trustee

Since April 1994, a private consultant. From July 1993 to March 1994, Director of Corporate Management Resources of Alliance Imaging, Inc. From 1989, Executive Vice President of Capital Health services Corp. Prior to that time, a private investor. From 1988 to June 1993, a Trustee of the Huntington Investment Trust.

*Charles B. Johnson (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Chairman of the Board and Trustee

President and Director, Franklin Resources, Inc.; Chairman of the Board and Director, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Director, Franklin/Templeton Investor Services, Inc. and General Host Corporation; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 57 of the investment companies in the Franklin Templeton Group of Funds.

*Rupert H. Johnson, Jr. (55)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Trustee

Executive Vice President and Director, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; President and Director, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; and officer and/or director, trustee or managing general partner, as the case may be, of most other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in the Franklin Templeton Group of Funds.

David P. Kraus (39)
Bet Tzedek Legal Services
145 South Fairfax Ave., Suite 200
Los Angeles, CA 90036-2166

Trustee

Since 1981, an attorney with various private law firms in Los Angeles. Also, since October 1995, an attorney with Bet Tzedek Legal Services.

Frank W. T. LaHaye (66)
20833 Stevens Creek Blvd.
Suite 102
Cupertino, CA 95014

Trustee

General Partner, Peregrine Associates and Miller & LaHaye, which are General Partners of Peregrine Ventures and Peregrine Ventures II (venture capital firms); Chairman of the Board and Director, Quarterdeck Office Systems, Inc.; Director, FischerImaging Corporation; and director or trustee, as the case may be, of 26 of the investment companies in the Franklin Group of Funds.

Gordon S. Macklin (67)
8212 Burning Tree Road
Bethesda, MD 20817

Trustee

Chairman, White River Corporation (information services); Director, Fund American Enterprises Holdings, Inc., Lockheed Martin Corporation, MCI Communications Corporation, MedImmune, Inc. (biotechnology), InfoVest Corporation (information services), and Fusion Systems Corporation (industrial technology); and director, trustee or managing general partner, as the case may be, of 53 of the investment companies in the Franklin Templeton Group of Funds; and formerly held the following positions: Chairman, Hambrecht and Quist Group; Director, H & Q Healthcare Investors; and President, National Association of Securities Dealers, Inc.

Harmon E. Burns (51)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Executive Vice President, Secretary and Director, Franklin Resources, Inc.; Executive Vice President and Director, Franklin Templeton Distributors, Inc.; Executive Vice President, Franklin Advisers, Inc.; Director, Franklin/Templeton Investor Services, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or director or trustee of 43 of the investment companies in the Franklin Templeton Group of Funds.

Kenneth V. Domingues (63)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President - Financial Reporting and Accounting Standards

Senior Vice President, Franklin Resources, Inc., Franklin Advisers, Inc., and Franklin Templeton Distributors, Inc.; officer and/or director, as the case may be, of other subsidiaries of Franklin Resources, Inc.; and officer and/or managing general partner, as the case may be, of 37 of the investment companies in the Franklin Group of Funds.

Martin L. Flanagan (35)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Chief Financial Officer

Senior Vice President, Chief Financial Officer and Treasurer, Franklin Resources, Inc.; Executive Vice President, Templeton Worldwide, Inc.; Senior Vice President and Treasurer, Franklin Advisers, Inc. and Franklin Templeton Distributors, Inc.; Senior Vice President, Franklin/Templeton Investor Services, Inc.; officer of most other subsidiaries of Franklin Resources, Inc.; and officer of 61 of the investment companies in the Franklin Templeton Group of Funds.

Deborah R. Gatzek (47)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President and Secretary

Senior Vice President - Legal, Franklin Resources, Inc. and Franklin Templeton Distributors, Inc.; Vice President, Franklin Advisers, Inc. and officer of 37 of the investment companies in the Franklin Group of Funds.

Charles E. Johnson (39)
777 Mariners Island Blvd.
San Mateo CA 94404

Vice President

Senior Vice President and Director, Franklin Resources, Inc.; Senior Vice President, Franklin Templeton Distributors, Inc.; President and Director, Templeton Worldwide, Inc. and Franklin Institutional Services Corporation; officer and/or director, as the case may be, of some of the subsidiaries of Franklin Resources, Inc. and officer and/or director or trustee, as the case may be, of 26 of the investment companies in the Franklin Templeton Group of Funds.

Diomedes Loo-Tam (57)
777 Mariners Island Blvd.
San Mateo, CA 94404

Treasurer and Principal Accounting Officer

Employee of Franklin Advisers, Inc.; and officer of 37 of the investment companies in the Franklin Group of Funds.

Edward V. McVey (58)
777 Mariners Island Blvd.
San Mateo, CA 94404

Vice President

Senior Vice President/National Sales Manager, Franklin Templeton Distributors, Inc.; and officer of 32 of the investment companies in the Franklin Group of Funds.


The preceding table indicates those officers and directors who are also affiliated persons of Distributors and Advisers. Directors not affiliated with the investment manager ("nonaffiliated directors") are currently paid fees of $800 per month plus $800 per meeting attended. As indicated above, certain of the Fund's nonaffiliated directors also serve as directors, trustees or managing general partners of other investment companies in the Franklin Group of Funds(R) and the Templeton Group of Funds (the "Franklin Templeton Group of Funds") from which they may receive fees for their services. The following table indicates the total fees paid to nonaffiliated directors by the Fund and by other funds in the Franklin Templeton Group of Funds.


                                                                  NUMBER OF BOARDS IN
                                                                   THE  FRANKLIN
                                             TOTAL FEES RECEIVED  TEMPLETON GROUP OF
                                             FROM THE FRANKLIN    FUNDS ON WHICH EACH
                            TOTAL FEES       TEMPLETON GROUP OF   SERVES***
                            RECEIVED FROM    FUNDS**
NAME                        FUND*
Frank H. Abbott, III        5,000            $176,870                      31
Harris J. Ashton            5,000             318,125                      56
David K. Eiteman            3,400               5,000                      1
S. Joseph Fortunato         5,000             334,265                      58
David Garbellano            5,000             153,300                      30
Gerald R. Healy             4,200               5,800                      1
David P. Kraus              5,000               6,600                      1
Frank W.T. LaHaye           5,000             150,817                      26
Gordon S. Macklin           5,000             301,885                      53

*   For the fiscal year ended October 31, 1995.
**  For the calendar year ended December 31, 1994.
*** The number of boards is based on the number of registered investment companies in the Franklin Templeton Group of Funds and does not include the total number of series or funds within each investment company for which the directors are responsible. The Franklin Templeton Group of Funds currently includes 61 registered investment companies, consisting of approximately 162
U.S. based funds or series.

Nonaffiliated directors are reimbursed for expenses incurred in connection with attending board meetings, paid pro rata by each fund in the Franklin Templeton Group of Funds for which they serve as director, trustee or managing general partner. No officer or director received any other compensation directly from the Fund. Certain officers or directors who are shareholders of Franklin Resources, Inc. may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries. For additional information concerning director compensation and expenses, please see the Fund's Annual Report to Shareholders.

As of December 7, 1995 the directors and officers, as a group, owned of record and beneficially approximately 59.505 shares, or less than 1% of the total outstanding shares of the Fund. Many of the Fund's directors also own shares in various of the other funds in the Franklin Templeton Group of Funds. Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the Fund's outstanding shares.


INVESTMENT ADVISORY AND OTHER SERVICES

Resources, the parent company of Adviser and TICI, is a publicly owned holding company whose shares are listed on the New York Stock Exchange ("Exchange"). Resources owns several other subsidiaries which are involved in investment management and shareholder services. Such subsidiary companies, together with Adviser and TICI, currently manage over $114 billion in assets for over 3.7 million shareholders. The preceding table indicates those officers and trustees who are also affiliated persons of Distributors, Adviser and TICI.

Adviser serves as the Fund's investment adviser pursuant to a management agreement dated November 12, 1993, which was approved by the trustees of the Trust and by majority vote of the Fund's shares at a special meeting of shareholders held on November 5, 1993. Pursuant to the management agreement, the Fund is obligated to pay Adviser a fee computed at the close of business on the first business day of each month equal to an annual rate of 0.55% of the value of the average daily net assets of the Fund.

The Manager has agreed in advance to waive a portion of its management fees and make certain payments to reduce expenses. This arrangement may be terminated by the Manager at any time upon notice to the Board. For the fiscal year ended April 30, 1994, for the period ended October 31, 1994 and for the fiscal year ended October 31, 1995, management fees, before any advance waiver, were $35,400, $35,908, and $97,759, respectively. However, after allowances by the Manager, the Fund paid no fees for the fiscal year ended April 30, 1994 and for the period ended October 31, 1994. Management fees paid by the Fund for the fiscal year ended October 31, 1995 was 91,422.


The management agreement is in effect until February 29, 1997. Thereafter, it may continue in effect for successive annual periods providing such continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or, as to the Fund, by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the management agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The management agreement may be terminated without penalty at any time by the Fund or by the Manager on behalf of the Fund on 60 days' written notice and will automatically terminate in the event of its assignment, as defined in the 1940 Act.

TICI acts as subadviser to the Fund pursuant to a contract between TICI and the Manager on behalf of the Fund. Pursuant to the subadvisory agreement between the Manager and Subadviser, and subject to the overall policies, control, direction and review of the Board of Trustees and to the instructions and supervision of the Manager, Subadviser will provide the day-to-day portfolio management of the Fund, including investment research and advice with respect to securities and investments and cash equivalents in the Fund.


Pursuant to the management agreement, the Manager provides investment research and portfolio management services, including the selection of securities for the Fund to purchase, hold or sell and the selection of brokers through whom the Fund's portfolio transactions are executed. The Manager's activities are subject to the review and supervision of the Trust's Board of Trustees to whom the Manager renders periodic reports of the Fund's investment activities. Under the terms of the management agreement, the Manager provides office space and office furnishings, facilities and equipment required for managing the business affairs of the Fund; maintains all internal bookkeeping, clerical, secretarial and administrative personnel and services; and provides certain telephone and other mechanical services. The Manager is covered by fidelity insurance on its officers, directors and employees for the protection of the Trust. The Fund bears all of its expenses not assumed by the Manager. See the Statement of Operations in the financial statements included in the Fund's Annual Report to Shareholders dated October 31, 1995.

The Manager also provides management services to numerous other investment companies or funds pursuant to management agreements with each fund. The Manager may give advice and take action with respect to any of the other funds it manages, or for its own account, which may differ from action taken by the Manager on behalf of the Fund. Similarly, with respect to the Fund, the Manager is not obligated to recommend, purchase or sell, or to refrain from recommending, purchasing or selling any security that the Manager and access persons, as defined by the 1940 Act, may purchase or sell for its or their own account or for the accounts of any other fund. Furthermore, the Manager is not obligated to refrain from investing in securities held by the Fund or other funds which it manages or administers. Of course, any transactions for the accounts of the Manager and other access persons will be made in compliance with the Fund's Code of Ethics.


Prior to November 12, 1993 Huntington Advisers, Inc., 251 South Lake Avenue, Suite 600, Pasadena, California 91101, an indirect wholly-owned subsidiary of Long Beach Bank, served as the Trust's manager and Bankers Trust Company, 280 Park Avenue, New York, New York 10015, a wholly-owned subsidiary of Bankers Trust New York Corporation, served as the Fund's investment adviser. Under its separate agreements, the Fund was obligated to pay its manager and investment adviser fees totaling $6,560 and $5,467, respectively, for the Fund's initial period ended April 30, 1993 and $21,167 and $17,639, respectively, for the period May 1, 1993 to November 15, 1993. However, after allowances by the manager and investment adviser, the Fund paid no management fees or advisory fees.

Under the subadvisory agreement with the Manager, Subadviser will receive a fee from the Manager equal to an annual rate of 0.25% of the value of the average daily net assets of the Fund. TICI's fee will not be paid by the Fund.

Franklin/Templeton Investor Services, Inc. ("Investor Services" or "Shareholder Services Agent"), a wholly-owned subsidiary of Resources, is the shareholder servicing agent for the Fund and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is compensated on the basis of a fixed fee per account. Prior to November 12, 1993, Fund/Plan Services, Inc., Two Elm Street, Conshohochken, Pennsylvania 19428, served as the Trust's transfer and dividend disbursing agent.

Bank of America NT & SA, 555 California Street, 4th Floor, San Francisco, California 94104, acts as custodian of certain of the securities and other assets of the Fund. Chase Manhattan Bank, Global Securities Service, Chase MetroTech Center, Brooklyn, New York 11245, also acts as custodian of certain securities and other assets of the Fund. Citibank Delaware, One Penn's Way, New Castle, Delaware 19720, acts as custodian in connection with transfer services through bank automated clearing houses. The custodians do not participate in decisions relating to the purchase and sale of portfolio securities. Prior to November 12, 1993, Bankers Trust Company, 280 Park Avenue, New York, New York 10015, served as the Trust's custodian.

Coopers & Lybrand L.L.P., 333 Market Street, San Francisco, California 94105, are the Fund's independent auditors. During the fiscal year ended April 30, 1995, their auditing services consisted of rendering an opinion on the financial statements of the Fund included in the Fund's Annual Report and this SAI. Previous fiscal years of the Fund were audited by other independent auditors.

HOW DOES THE FUND PURCHASE SECURITIES FOR IT'S PORTFOLIO?


Under the current management agreement with Adviser, the selection of brokers and dealers to execute transactions in the Fund's portfolio is made by the Manager in accordance with criteria set forth in the management agreement and any directions which the Trust's Board of Trustees may give. Under the subadvisory agreement, Adviser may delegate to TICI the authority to select securities dealers to execute portfolio transactions for the Fund.

When placing a portfolio transaction, the Fund's Advisers attempt to obtain the best net price and execution of the transaction. On portfolio transactions which are done on a securities exchange, the amount of commission paid by the Fund is negotiated between the Fund's Advisers and the broker executing the transaction. The Fund's Advisers seek to obtain the lowest commission rate available from brokers which are felt to be capable of efficient execution of the transactions. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions are based to a large degree on the professional opinions of the persons responsible for the placement and review of such transactions. These opinions are formed on the basis of, among other things, the experience of these individuals in the securities industry and information available to them concerning the level of commissions being paid by other institutional investors of comparable size. The Fund's Advisers will ordinarily place orders for the purchase and sale of over-the-counter securities on a principal rather than agency basis with a principal market maker unless, in the opinion of the Fund's Advisers, a better price and execution can otherwise be obtained. Purchases of portfolio securities from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include a spread between the bid and ask price. As a general rule, the Fund does not purchase bonds in underwritings where it is not given any choice, or only limited choice, in the designation of dealers to receive the commission. The Fund seeks to obtain prompt execution of orders at the most favorable net price.

The amount of commission is not the only relevant factor to be considered in the selection of a broker to execute a trade. If it is felt to be in the Fund's best interests, the Fund's Advisers may place portfolio transactions with brokers who provide the types of services described below, even if it means the Fund will have to pay a higher commission than would be the case if no weight were given to the broker's furnishing of these services. This will be done only if, in the opinion of the Fund's Advisers, the amount of any additional commission is reasonable in relation to the value of the services. Higher commissions will be paid only when the brokerage and research services received are bona fide and produce a direct benefit to the Fund or assist the Fund's Advisers in carrying out their responsibilities to the Fund, or when it is otherwise in the best interest of the Fund to do so, whether or not such data may also be useful to the Fund's Advisers in advising other clients.

When it is felt that several brokers are equally able to provide the best net price and execution, the Fund's Advisers may decide to execute transactions through brokers who provide quotations and other services to the Fund, specifically including the quotations necessary to determine the value of the Fund's net assets, in such amount of total brokerage as may reasonably be required in light of such services, and through brokers who supply research, statistical and other data to the Fund and the Fund's Advisers in such amount of total brokerage as may reasonably be required.

It is not possible to place a dollar value on the special executions or on the research services received by the Fund's Advisers from dealers effecting transactions in portfolio securities. The allocation of transactions in order to obtain additional research services permits the Fund's Advisers to supplement its own research and analysis activities and to receive the views and information of individuals and research staff of other securities firms. As long as it is lawful and appropriate to do so, the Fund's Advisers and their affiliates may use this research and data in their investment advisory capacities with other clients. Provided that the Trust's officers are satisfied that the best execution is obtained, the sale of Fund shares may also be considered as a factor in the selection of securities dealers to execute the Fund's portfolio transactions.

Because Distributors is a member of the National Association of Securities Dealers, it is sometimes entitled to obtain certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. As a means of recapturing brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to Adviser under the management agreement will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection therewith.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the Fund's Advisers are considered at or about the same time, transactions in such securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the Fund's Advisers, taking into account the respective sizes of the funds and the amount of securities to be purchased or sold. It is recognized that in some cases this procedure could possibly have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund.


During the fiscal year ended April 30, 1994, the period ended October 31, 1994, and the fiscal year ended October 31, 1995 the Fund paid no brokerage commissions. As of October 31, 1995, the Fund did not own securities of its regular broker-dealers.

HOW DO I BUY AND SELL SHARES?


All checks, drafts, wires and other payment mediums used for purchasing or redeeming shares of the Fund must be denominated in U.S. dollars. The Fund reserves the right, in its sole discretion, to either (a) reject any order for the purchase or sale of shares denominated in any other currency, or (b) honor the transaction or make adjustments to a shareholder's account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank.



In connection with exchanges (see Prospectus "What If My Investment Outlook Changes - Exchange Privilege"), it should be noted that since the proceeds from the sale of shares of an investment company generally are not available until the fifth business day following the redemption, the funds into which the Fund shareholders are seeking to exchange reserve the right to delay issuing shares pursuant to an exchange until said fifth business day. The redemption of shares of the Fund to complete an exchange for shares of any of the investment companies will be effected at the close of business on the day the request for exchange is received in proper form at the net asset value then effective.

The Fund may impose a $10 charge for each returned item , against any shareholder account which, in connection with the purchase of Fund shares, submits a check or a draft which is returned unpaid to the Fund.


Dividend checks which are returned to the Fund marked "unable to forward" by the postal service will be deemed to be a request by the shareholder to change the dividend option and the proceeds will be reinvested in additional shares at net asset value until new instructions are received.

The Fund may deduct from a shareholder's account the costs of its efforts to locate a shareholder if mail is returned as undeliverable or the Fund is otherwise unable to locate the shareholder or verify the current mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to such banks' discretionary trust funds at net asset value. The banks may charge service fees to their customers who participate in the discretionary trusts. Pursuant to agreements, a portion of such service fees may be paid to Distributors, or an affiliate of Distributors, to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

Shares of the Fund may be offered to investors in Taiwan through securities firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, shares of the Fund will be offered with the following schedule of sales charges:

SIZE OF PURCHASE                            SALES CHARGE
----------------                            ------------
Up to U.S. $100,000                                3%
U.S. $100,000 to U.S. $1,000,000                   2%
Over U.S. $1,000,000                               1%

PURCHASES AND REDEMPTIONS
THROUGH SECURITIES DEALERS

Orders for the purchase of shares of the Fund received in proper form prior to 1:00 p.m. Pacific time any business day that the Exchange is open for trading and promptly transmitted to the Fund will be based upon the public offering price determined that day. Purchase orders received by securities dealers or other financial institutions after 1:00 p.m. Pacific time will be effected at the Fund's public offering price on the day it is next calculated. The use of the term "securities dealer" herein shall include other financial institutions which, pursuant to an agreement with Distributors (directly or through affiliates), handle customer orders and accounts with the Fund. Such reference, however, is for convenience only and does not indicate a legal conclusion of capacity.

Orders for the redemption of shares are effected at net asset value subject to the same conditions concerning time of receipt in proper form. It is the securities dealer's responsibility to transmit the order in a timely fashion and any loss to the customer resulting from failure to do so must be settled between the customer and the securities dealer.

SPECIAL NET ASSET VALUE PURCHASES.

As discussed in the Prospectus under "How To Buy Shares of the Fund Description of Special Net Asset Value Purchases," certain categories of investors may purchase shares of the Fund without a front-end sales charge ("net asset value") or a contingent deferred sales charge. Distributors or one of its affiliates may make payments, out of its own resources, to securities dealers who initiate and are responsible for such purchases, as indicated below. As a condition for these payments, Distributors or its affiliates may require reimbursement from the securities dealers with respect to certain redemptions made within 12 months of the calendar month following purchase, as well as other conditions, all of which may be imposed by an agreement between Distributors, or its affiliates, and the securities dealer.

The following amounts may be paid by Distributors or one of its affiliates, out of its own resources, to securities dealers who initiate and are responsible for
(i) purchases of most equity and taxable-income Franklin Templeton Funds made at net asset value by certain designated retirement plans (excluding IRA and IRA rollovers): 1.00% on sales of $1 million but less than $2 million, plus 0.80% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more; and (ii) purchases of most taxable income Franklin Templeton Funds made at net asset value by non-designated retirement plans: 0.75% on sales of $1 million but less than $2 million, plus 0.60% on sales of $2 million but less than $3 million, plus 0.50% on sales of $3 million but less than $50 million, plus 0.25% on sales of $50 million but less than $100 million, plus 0.15% on sales of $100 million or more. These payment breakpoints are reset every 12 months for purposes of additional purchases. With respect to purchases made at net asset value by certain trust companies and trust departments of banks and certain retirement plans of organizations with collective retirement plan assets of $10 million or more, Distributors, or one of its affiliates, out of its own resources, may pay up to 1% of the amount invested.

LETTER OF INTENT.

An investor may qualify for a reduced sales charge on the purchase of shares of the Fund, as described in the Prospectus. At any time within 90 days after the first investment which the investor wants to qualify for the reduced sales charge, a signed Shareholder Application, with the Letter of Intent section completed, may be filed with the Fund. After the Letter of Intent is filed, each additional investment will be entitled to the sales charge applicable to the level of investment indicated on the Letter. Sales charge reductions based upon purchases in more than one of the Franklin Templeton Funds will be effective only after notification to Distributors that the investment qualifies for a discount. The shareholder's holdings in the Franklin Templeton Funds acquired more than 90 days before the Letter of Intent is filed will be counted towards completion of the Letter of Intent but will not be entitled to a retroactive downward adjustment in the sales charge. Any redemptions made by the shareholder, other than by a designated benefit plan during the 13-month period will be subtracted from the amount of the purchases for purposes of determining whether the terms of the Letter of Intent have been completed. If the Letter of Intent is not completed within the 13-month period, there will be an upward adjustment of the sales charge, depending upon the amount actually purchased (less redemptions) during the period. The upward adjustment does not apply to designated benefit plans. An investor who executes a Letter of Intent prior to a change in the sales charge structure for the Fund will be entitled to complete the Letter of Intent at the lower of (i) the new sales charge structure; or (ii) the sales charge structure in effect at the time the Letter of Intent was filed with the Fund.

As mentioned in the Prospectus, five percent (5%) of the amount of the total intended purchase will be reserved in shares of the Fund registered in the investor's name, unless the investor is a designated benefit plan. If the total purchases, less redemptions, equal the amount specified under the Letter, the reserved shares will be deposited to an account in the name of the investor or delivered to the investor or the investor's order. If the total purchases, less redemptions, exceed the amount specified under the Letter of Intent and is an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Distributors and the securities dealer through whom purchases were made pursuant to the Letter of Intent (to reflect such further quantity discount) on purchases made within 90 days before and on those made after filing the Letter. The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase or the dollar amount of the total purchases. If the total purchases, less redemptions, are less than the amount specified under the Letter, the investor will remit to Distributors an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the reserved shares held for the investor's account will be deposited to an account in the name of the investor or delivered to the investor or to the investor's order. If within 20 days after written request such difference in sales charge is not paid, the redemption of an appropriate number of reserved shares to realize such difference will be made. In the event of a total redemption of the account prior to fulfillment of the Letter of Intent, the additional sales charge due will be deducted from the proceeds of the redemption, and the balance will be forwarded to the investor.

If a Letter of Intent is executed on behalf of a benefit plan (such plans are described under "Purchases at Net Asset Value" in the Prospectus), the level and any reduction in sales charge for these designated benefit plans will be based on actual plan participation and the projected investments in the Franklin Templeton Funds under the Letter of Intent. Benefit plans are not subject to the requirement to reserve 5% of the total intended purchase, or to any penalty as a result of the early termination of a plan, nor are benefit plans entitled to receive retroactive adjustments in price for investments made before executing the Letter of Intent.

REDEMPTIONS IN KIND

The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the Securities and Exchange Commission. In the case of requests for redemption in excess of such amounts, the trustees reserve the right to make payments in whole or in part in securities or other assets of the Fund from which the shareholder is redeeming, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In such circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets. Should the Fund do so, a shareholder may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind; however, should it happen, shareholders may not be able to timely recover their investment and may also incur brokerage costs in selling such securities.

REDEMPTIONS BY THE FUND

Due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, involuntarily, at net asset value, the shares of any shareholder whose account has a value of less than one-half of the initial minimum investment required for that shareholder, but only where the value of such account has been reduced by the shareholder's prior voluntary redemption of shares. Until further notice, it is the present policy of the Fund not to exercise this right with respect to any shareholder whose account has a value of $50 or more. In any event, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and allow the shareholder 30 days to make an additional investment in an amount which will increase the value of the account to at least $100.



HOW ARE FUND SHARES VALUED?

As noted in the Prospectus, the Fund calculates net asset value as of the scheduled close of the Exchange (generally 1:00 p.m. Pacific time) each day that the Exchange is open for trading. As of the date of this SAI, the Fund is informed that the Exchange observes the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

For the purpose of determining the aggregate net assets of the Fund, cash and receivables are valued at their realizable amounts. Interest is recorded as accrued and dividends are recorded on the ex-dividend date. Portfolio securities listed on a securities exchange or on the NASDAQ National Market System for which market quotations are readily available are valued at the last quoted sale price of the day or, if there is no such reported sale, within the range of the most recent quoted bid and ask prices. The value of a foreign security is determined as of the close of trading on the foreign exchange on which it is traded or as of the scheduled close of trading on the Exchange, if that is earlier, and that value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at noon, New York time, on the day the value of the foreign security is determined. If no sale is reported at that time, the mean between the current bid and ask price is used. Occasionally, events which affect the values of foreign securities and foreign exchange rates may occur between the times at which they are determined and the close of the exchange and will, therefore, not be reflected in the computation of the Fund's net asset value. If events materially affect the value of these foreign securities occur during such period, then these securities will be valued in accordance with procedures established by the Board.

Portfolio securities underlying actively traded call options are valued at their market price as determined above. The current market value of any option held by the Fund is its last sale price on the relevant exchange prior to the time when assets are valued. Lacking any sales that day or if the last sale price is outside the bid and ask prices, the options are valued within the range of the current closing bid and ask prices if such valuation is believed to fairly reflect the contract's market value.

Over-the-counter portfolio securities are valued within the range of the most recent quoted bid and ask price. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market as determined by the Manager. With the approval of directors, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the scheduled closing of the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the scheduled closing of the Exchange which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Board of Trustees.

Other securities for which market quotations are readily available are valued at the current market price, which may be obtained from a pricing service, based on a variety of factors including recent trades, institutional size trading in similar types of securities (considering yield, risk and maturity) and/or developments related to specific issues. Securities and other assets for which market prices are not readily available are valued at fair value as determined following procedures approved by the Board. With the approval of trustees, the Fund may utilize a pricing service, bank or securities dealer to perform any of the above described functions.


REINVESTMENT DATE

Shares acquired through the reinvestment of dividends will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as "ex-dividend date"). The processing date for the reinvestment of dividends may vary from month to month, and does not affect the amount or value of the shares acquired.


REPORTS TO SHAREHOLDERS

The Fund sends annual and semiannual reports to its shareholders regarding the Fund's performance and its portfolio holdings. Shareholders who would like to receive an interim quarterly report may phone Fund Information at 1-800 DIAL BEN.

SPECIAL SERVICES


The Franklin Templeton Institutional Services Department provides specialized services, including recordkeeping, for institutional investors of the Fund. The cost of these services is not borne by the Fund.

Investor Services may pay certain financial institutions which maintain omnibus accounts with the Fund on behalf of numerous beneficial owners for recordkeeping operations performed with respect to such beneficial owners. For each beneficial owner in the omnibus account, the Fund may reimburse Investor Services an amount not to exceed the per account fee which the Fund normally pays Investor Services. Such financial institutions may also charge a fee for their services directly to their clients.

ADDITIONAL INFORMATION REGARDING TAXATION

The following information is a supplement to and should be read in conjunction with the section in the Fund's Prospectus entitled "Taxation of the Fund and Its Shareholders."

Under Subchapter M of the Code, the Fund is to be treated as a separate entity for U.S. federal income tax purposes. As stated in the Prospectus, the Fund has elected to be treated as a regulated investment company under Subchapter M of the Code, qualified as such, and intends to continue to so qualify. The Trustees reserve the right not to maintain the qualification of the Fund as a regulated investment company if they determine such course of action to be beneficial to the shareholders. In such case, the Fund will be subject to federal and possibly state corporate taxes on its taxable income and gains, and distributions to shareholders will be ordinary dividend income to the extent of the Fund's available earnings and profits.

The Code requires all funds to distribute at least 98% of their taxable ordinary income earned during the calendar year and at least 98% of their capital gain net income earned during the twelve month period ending October 31 of each year (in addition to amounts from the prior year that were neither distributed nor taxed to the Fund) to shareholders by December 31 of each year in order to avoid the imposition of a federal excise tax. Under these rules, certain distributions which are declared in October, November or December but which, for operational reasons, may not be paid to the shareholder until the following January, will be treated for tax purposes as if paid by the Fund and received by the shareholder on December 31 of the calendar year in which they are declared. The Fund intends as a matter of policy to declare and pay such dividends, if any, in December to avoid the imposition of this tax, but does not guarantee that its distributions will be sufficient to avoid any or all federal excise taxes.

All or a portion of a loss realized upon a redemption of shares will be disallowed to the extent other shares of the Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after such redemption. Any loss disallowed under these rules will be added to the tax basis of the shares purchased.

The Fund's investment in options, futures contracts and forward contracts, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over-the-counter options on debt securities and equity options, including options on stock and on narrow-based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing a long-term or short-term capital gain or loss upon exercise, lapse, or closing out of the option or sale of the underlying stock or security. By contrast, the Fund treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include listed options on debt securities, options on broad-based stock indexes, options on securities indexes, options on futures contracts, regulated futures contracts and certain foreign currency contracts and options thereon.

Absent a tax election to the contrary, each such Section 1256 position held by the Fund will be marked-to-market (i.e., treated as if it were sold for fair market value) on the last business day of the Fund's fiscal year, and all gain or loss associated with fiscal year transactions and mark-to-market positions at fiscal year end (except certain foreign currency gain or loss covered by Section 988 of the Code, which is treated as ordinary income or loss) will generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The effect of Section 1256 mark-to-market rules may be to accelerate income or to convert what otherwise would have been long-term capital gains into short-term capital gains or short-term capital losses into long-term capital losses within the Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, the Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Fund shares. In these ways, any or all of these rules may affect both the amount, character and time of income distributed to shareholders by the Fund.

When the Fund holds an option or contract which substantially diminishes the Fund's risk of loss with respect to another position of the Fund (as might occur in some hedging transactions), this combination of positions could be treated as a "straddle" for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of Fund securities and conversion of short-term capital losses into long-term capital losses. Certain tax elections exist for mixed straddles (i.e., straddles comprised of at least one Section 1256 position and at least one non-Section 1256 position) which may reduce or eliminate the operation of these straddle rules.

As a regulated investment company, the Fund is subject to the requirement that less than 30% of its annual gross income be derived from the sale or other disposition of securities and certain other investments held for less than three months ("short-short income"). This requirement may limit the Fund's ability to engage in options, straddles, hedging transactions and forward or futures contracts because these transactions are often consummated in less than three months, may require the sale of portfolio securities held less than three months and may, as in the case of short sales of portfolio securities reduce the holding periods of certain securities within the Fund, resulting in additional short-short income for the Fund.

The Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a regulated investment company under Subchapter M of the Code.


The Fund may be subject to foreign withholding taxes on income from certain of its foreign securities. If more than 50% of the total assets of the Fund at the end of its fiscal year are invested in securities of foreign corporations, the Fund may elect to pass through to its shareholders the pro rata share of foreign taxes paid by the Fund. If this election is made, shareholders will be (i) required to include in their gross income their pro rata share of foreign source income (including any foreign taxes paid by the Fund), and (ii) entitled to either deduct their share of such foreign taxes in computing their taxable income or to claim a credit for such taxes against their U.S. income tax, subject to certain limitations under the Code. Shareholders will be informed by the Fund at the end of each calendar year regarding the availability of any credits and the amount of foreign source income (including any foreign taxes paid by the Fund) to be included on their income tax returns.


Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currencies, foreign currency payables or receivables, foreign currency-denominated debt securities, foreign currency forward contracts, and options or futures contracts on foreign currencies are subject to special tax rules which may cause such gains and losses to be treated as ordinary income and losses rather than capital gains and losses and may affect the amount and timing of the Fund's income or loss from such transactions and in turn its distributions to shareholders. Additionally, investments in foreign securities pose special issues to the Fund in meeting its asset diversification and income tests as a regulated investment company. The Fund will limit its investments in foreign securities to the extent necessary to comply with these requirements.

In order for the Fund to qualify as a regulated investment company, at least 90% of the Fund's annual gross income must consist of dividends, interest and certain other types of qualifying income, and no more than 30% of its annual gross income may be derived from the sale or other disposition of securities on certain other instruments held for less than three months. Foreign exchange gains derived by a Fund with respect to the Fund's business of investing in stock or securities, or options or futures with respect to such stock or securities is qualifying income for purposes of this 90% limitation.

Currency speculation or the use of currency forward contracts or other currency instruments for non-hedging purposes may generate gains deemed to be not derived with respect to the Fund's principal business of investing in stock or securities and related options or futures. Under current law, non-directly related gains arising from foreign currency positions or instruments held for less than three months are treated as derived from the disposition of securities held less than three months in determining the Fund's compliance with the 30% limitation. The Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with these requirements.

The foregoing discussion and related discussion in the Prospectus have been prepared by the management of the Trust and do not purport to be a complete description of all tax implications of an investment in the Fund. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in shares of the Fund.

THE FUND'S UNDERWRITER

Pursuant to an underwriting agreement dated November 12, 1993 in effect until February 29, 1996, Distributors acts as principal underwriter in a continuous public offering for shares of the Fund. Prior to that date Huntington Investments, Inc., an indirect wholly-owned subsidiary of Long Beach Bank and an affiliate of Huntington Advisers, Inc., the Fund's former manager, served as the Fund's principal underwriter.

The underwriting agreement will continue in effect for successive annual periods thereafter provided that its continuance is specifically approved at least annually by a vote of the Trust's Board of Trustees or by a vote of the holders of a majority of the Fund's outstanding voting securities, and in either event by a majority vote of the Trust's trustees who are not parties to the underwriting agreement or interested persons of any such party (other than as trustees of the Trust), cast in person at a meeting called for that purpose. The underwriting agreement terminates automatically in the event of its assignment and may be terminated by either party on 90 days' written notice.


Distributors pays the expenses of distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Until April 30, 1994, income dividends were reinvested at the offering price (which includes the sales charge) and Distributors allowed 50% of the entire commission to the securities dealer of record, if any, on an account. Starting with any income dividends paid after April 30, 1994, such reinvestment is at net asset value.

In connection with the offering of shares of all four of the Trust's series, including the Fund, aggregate underwriting commissions for the fiscal year ended April 30, 1994, the period ended October 31, 1994 and the fiscal year ended October 31, 1995 were $442,640, $30,522, and $256,910 respectively. After allowances to dealers, Huntington Investments, Inc. retained $37,000 for the fiscal year ended April 30, 1994, and Distributors retained $14,854, $232 and $28,562 for the fiscal year ended April 30, 1994, the period ended October 31, 1994 and for the fiscal year ended October 31, 1995 respectively. Huntington Investments, Inc. and Distributors received no other compensation from the Funds for acting as underwriter.


DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") whereby the Fund may pay up to a maximum of 0.25% per annum of its average daily net assets for expenses incurred in the promotion and distribution of its shares.

Pursuant to the Plan, Distributors or others will be entitled to be reimbursed each quarter (up to the maximum as stated above) for actual expenses incurred in the distribution and promotion of the Fund's shares, including, but not limited to, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a prorated portion of Distributors' overhead expenses attributable to the distribution of Fund shares, as well as any distribution or service fees paid to securities dealers or their firms or others who have executed a servicing agreement with the Fund, Distributors or its affiliates.

In addition to the payments to which Distributors or others are entitled under the Plan, the Plan also provides that to the extent the Fund, the Manager or Distributors or other parties on behalf of the Fund, the Manager or Distributors, make payments that are deemed to be payments for the financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to have been made pursuant to the Plan.

In no event shall the aggregate asset-based sales charges which include payments made under the Plan, plus any other payments deemed to be made pursuant to the Plan, exceed the amount permitted to be paid pursuant to the Rules of Fair Practice of the National Association of Securities Dealers, Inc., Article III,
Section 26(d)4.

The terms and provisions of the Plan relating to required reports, term, and approval are consistent with Rule 12b-1. The Plan does not permit unreimbursed expenses incurred in a particular year to be carried over to or reimbursed in subsequent years.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks will not be entitled to participate in the Plan as a result of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. Such banking institutions, however, are permitted to receive fees under the Plan for administrative servicing or for agency transactions. If a bank were prohibited from providing such services, its customers who are shareholders would be permitted to remain shareholders of the Fund, and alternate means for continuing the servicing of such shareholders would be sought. In such an event, changes in the services provided might occur and such shareholders might no longer be able to avail themselves of any automatic investment or other services then being provided by the bank. It is not expected that shareholders would suffer any adverse financial consequences as a result of any of these changes. Securities laws of states in which the Fund's shares are offered for sale may differ from the interpretations of federal law expressed herein, and banks and financial institutions selling shares of the Fund may be required to register as dealers pursuant to state law.

The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet redemptions and to take advantage of buying opportunities of portfolio securities without having to make unwarranted liquidations of other portfolio securities. The Board of Trustees, therefore, felt that it would benefit the Fund to have monies available for the direct distribution activities of Distributors or others in promoting the sale of its shares. The Board of Trustees, including the non-interested trustees, concluded that, in the exercise of their reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders.

The Plan has been approved by the trustees of the Trust, including those trustees who are not interested persons, as defined in the 1940 Act and by a majority vote of the Fund's shares at a special meeting of shareholders held on November 5, 1993. The Plan is effective through February 29, 1996 and renewable annually by a vote of the Trust's Board of Trustees, including a majority vote of the trustees who are non-interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, cast in person at a meeting called for that purpose. It is also required that the selection and nomination of such trustees be done by the non-interested trustees. The Plan and any related agreement may be terminated at any time, without any penalty, by vote of a majority of the non-interested trustees on not more than 60 days' written notice, by Distributors, on not more than 60 days' written notice, by any act that constitutes an assignment of the management agreement with the Manager or the Underwriting Agreement with Distributors, or by vote of a majority of the Fund's outstanding shares. Distributors or any dealer or other firm may also terminate their respective distribution or service agreement at any time upon written notice.

The Plan and any related agreements may not be amended to increase materially the amount to be spent for distribution expenses without approval by a majority of the Fund's outstanding shares, and all material amendments to the Plan or any related agreements shall be approved by a vote of the non-interested trustees, cast in person at a meeting called for the purpose of voting on any such amendment.

Distributors is required to report in writing to the Board of Trustees at least quarterly on the amounts and purpose of any payment made under the Plan and any related agreements, as well as to furnish the Board of Trustees with such other information as may reasonably be requested in order to enable the Board of Trustees to make an informed determination of whether the Plan should be continued.


For the fiscal year ended October 31, 1995, the Fund paid $32,842 to Distributors or others pursuant to the Plan, all of which was paid to dealers.


GENERAL INFORMATION

PERFORMANCE

As noted in the Prospectus, the Fund may from time to time quote various performance figures to illustrate the Fund's past performance. It may occasionally cite statistics to reflect its volatility or risk.

Performance quotations by investment companies are subject to rules adopted by the SEC. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Current yield and average annual compounded total return quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of those and other methods used by the Fund to compute or express performance follows.

TOTAL RETURN

The average annual total return is determined by finding the average annual compounded rates of return over one-, five- and ten-year periods, or fractional portion thereof, that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes the maximum sales charge is deducted from the initial $1,000 purchase order and income dividends and capital gains are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each one-, five- and ten-year period (or fractional portion thereof) and the deduction of all applicable charges and fees. The average annual compounded rate of return for the Fund for the one-year period ended October 31, 1995 was 14.72% and for the period from inception of the Fund (12/31/92) to October 31, 1995 was 11.42%.


These figures were calculated according to the SEC formula:

                                       n
                                 P(1+T) = ERV

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one-, five- or ten-year periods at the end of the one-, five- or ten-year periods (or fractional portion thereof)

As discussed in the Prospectus, in the future the Fund may quote total rates of return in addition to its average annual total return. Such quotations are computed in the same manner as the Fund's average annual compounded rate, except that such quotations will be based on the Fund's actual return for a specified period rather than on its average return over one-, five- and ten-year periods (or fractional portion thereof). The total rate of return for the Fund for the one-year period ended October 31, 1995 was 14.72% and for the period from inception of the Fund to October 31, 1995 was 35.89%.


In considering the quotations of total return by the Fund, investors should remember that the 3.00% maximum sales charge reflected in each quotation is a one time fee (charged on all direct purchases which will have its greatest impact during the early stages of an investor's investment in the Fund. The actual performance of an investment will be affected less by this charge the longer an investor retains the investment in the Fund.

YIELD

Current yield reflects the income per share earned by the Fund's portfolio investments.

Current yield is determined by dividing the net investment income per share earned during a 30-day base period by the maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders during the base period. The yield for the Fund for the 30-day period ended on the date of the financial statements included herein was 4.34%.


These figures were obtained using the following SEC formula:

                                                                              6
                         Yield = 2 [( a-b + 1 ) - 1]
                                      ----
                                       cd

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

CURRENT DISTRIBUTION RATE

Yield which is calculated according to a formula prescribed by the SEC is not indicative of the amounts which were or will be paid to the Fund's shareholders. Amounts paid to shareholders are reflected in the quoted "current distribution rate." The current distribution rate is computed by dividing the total amount of dividends per share paid by the Fund during the past 12 months by a current maximum offering price. Under certain circumstances, such as when there has been a change in the amount of dividend payout, or a fundamental change in investment policies, it might be appropriate to annualize the dividends paid over the period such policies were in effect, rather than using the dividends during the past 12 months. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as premium income from option writing and short-term capital gains and is calculated over a different period of time.

VOLATILITY

Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare Fund net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

OTHER PERFORMANCE QUOTATIONS

With respect to those categories of investors who are permitted to purchase shares of the Fund at net asset value, sales literature pertaining to the Fund may quote a current distribution rate, yield, total return, average annual total return and other measures of performance as described elsewhere in this SAI with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund(s) as a potential investment for Individual Retirement Accounts (IRAs), Business Retirement Plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

Regardless of the method used, past performance is not necessarily indicative of future results, but is an indication of the return to shareholders only for the limited historical period used.

The Fund may include in its advertising or sales material information relating to investment objectives and performance results of funds belonging to the Templeton Group of Funds. Resources is the parent company of the advisers and underwriter of both the Franklin Group of Funds and Templeton Group of Funds.

COMPARISONS

To help investors better evaluate how an investment in the Fund(s) might satisfy their investment objective, advertisements and other materials regarding the Fund(s) may discuss various measures of Fund performance as reported by various financial publications. Materials may also compare performance (as calculated above) to performance as reported by other investments, indices, and averages. Such comparisons may include, but are not limited to, the following examples:

a) Dow Jones Composite Average or its component averages - an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks (Dow Jones Utilities Average), and 20 transportation company stocks. Comparisons of performance assume reinvestment of dividends.

b) Standard & Poor's 500 Stock Index or its component indices - an unmanaged index composed of 400 industrial stocks, 40 financial stocks, 40 utilities stocks, and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

c) The New York Stock Exchange composite or component indices - unmanaged indices of all industrial, utilities, transportation, and finance stocks listed on the New York Stock Exchange.

d) Wilshire 5000 Equity Index - represents the return on the market value of all common equity - securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.


e) Lipper - Mutual Fund Performance Analysis and Lipper - Fixed Income Fund Performance Analysis and Lipper - Mutual Fund Yield Survey - measure total return and average current yield for the mutual fund industry. Rank individual mutual fund performance over specified time periods, assuming reinvestment of all distributions, exclusive of any applicable sales charges.


f) CDA Mutual Fund Report, published by CDA Investment Technologies, Inc. analyzes price, current yield, risk, total return, and average rate of return (average annual compounded growth rate) over specified time periods for the mutual fund industry.

g) Mutual Fund Source Book, published by Morningstar, Inc. - analyzes price, yield, risk, and total return for equity funds.

h) Financial publications: The Wall Street Journal and Business Week, Changing Times, Financial World, Forbes, Fortune, and Money magazines provide performance statistics over specified time periods.

i) Consumer Price Index (or Cost of Living Index), published by the U.S. Bureau of Labor Statistics - a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

j) Stocks, Bonds, Bills, and Inflation, published by Ibbotson Associates historical measure of yield, price, and total return for common and small company stock, long-term government bonds, Treasury bills, and inflation.

k) Savings and Loan Historical Interest Rates - as published in the U.S. Savings & Loan League Fact Book.

l) Historical data supplied by the research departments of First Boston Corporation, the J. P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Lehman Brothers and Bloomberg L.P.

m) Standard & Poor's 100 Stock Index - an unmanaged index based on the prices of 100 blue- chip stocks, including 92 industrials, one utility, two transportation companies, and 5 financial institutions. The S&P 100 Stock Index is a smaller more flexible index for options trading.


From time to time, advertisements or information for the Fund may include a discussion of certain attributes or benefits to be derived by an investment in the Fund. Such advertisements or information may include symbols, headlines, or other material which highlight or summarize the information discussed in more detail in the communication.

Advertisements or information may also compare the Fund's performance to the return on certificates of deposit or other investments. Investors should be aware, however, that an investment in the Fund involves the risk of fluctuation of principal value, a risk generally not present in an investment in a certificate of deposit issued by a bank. For example, as the general level of interest rates rise, the value of the Fund's fixed-income investments, as well as the value of its shares which are based upon the value of such portfolio investments, can be expected to decrease. Conversely, when interest rates decrease, the value of the Fund's shares can be expected to increase. Certificates of deposit are frequently insured by an agency of the U.S. government. An investment in the Fund is not insured by any federal, state or private entity.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to the Fund's portfolio, that the indices and averages are generally unmanaged, and that the items included in the calculations of such averages may not be identical to the formula used by the Fund to calculate its figures. In addition, there can be no assurance that the Fund will continue this performance as compared to such other averages.

OTHER FEATURES AND BENEFITS

The Fund may help investors achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college cost and/or other long-term goals. The Franklin College Costs Planner may assist an investor in determining how much money must be invested on a monthly basis in order to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Planning Guide leads an investor through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that such goals will be met.

MISCELLANEOUS INFORMATION


The Funds of the Trust are members of the Franklin Templeton Group, one of the largest mutual fund organizations in the United States and may be considered in a program for diversification of assets. Founded in 1947, Franklin, one of the oldest mutual fund organizations, has managed mutual funds for over 45 years and now services more than 2.5 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton Worldwide, Inc., a pioneer in international investing. Together, the Franklin Templeton Group has over $130 billion in assets under management for more than 3.9 million shareholder accounts and offers 117 U.S.-based mutual funds. The Fund may identify itself by its NASDAQ or CUSIP number.

The Dalbar Surveys, Inc. dealer survey has ranked Franklin number one in service quality for five of the past seven years.


Access persons of the Franklin Templeton Group, as defined in SEC Rule 17(j) under the 1940 Act, who are employees of Franklin Resources, Inc. or their subsidiaries, are permitted to engage in personal securities transactions subject to the following general restrictions and procedures: (1) The trade must receive advance clearance from a Compliance Officer and must be completed within 24 hours after this clearance; (2) Copies of all brokerage confirmations must be sent to the Compliance Officer and within 10 days after the end of each calendar quarter, a report of all securities transactions must be provided to the Compliance Officer; (3) In addition to items (1) and (2), access persons involved in preparing and making investment decisions must file annual reports of their securities holdings each January and also inform the Compliance Officer (or other designated personnel) if they own a security that is being considered for a fund or other client transaction or if they are recommending a security in which they have an ownership interest for purchase or sale by a fund or other client.

OWNERSHIP AND AUTHORITY DISPUTES

In the event of disputes involving multiple claims of ownership or authority to control a shareholder's account, the Fund has the right (but has no obligation) to: (a) freeze the account and require the written agreement of all persons deemed by the Fund to have a potential property interest in the account, prior to executing instructions regarding the account; (b) interplead disputed funds or accounts with a court of competent jurisdiction; or (c) surrender ownership of all or a portion of the account to the Internal Revenue Service in response to a Notice of Levy.

FINANCIAL STATEMENTS

The audited financial statements contained in the Annual Report to Shareholders of the Trust dated October 31, 1995, including the auditors' report, are incorporated herein by reference.




                              File Nos. 33-01212
                                   811-4450
                                  FORM N-1A

                                    PART C
                              Other Information

Item 24  Financial Statements and Exhibits

a) Financial Statements incorporated herein by reference to the Registrant's Annual Report to Shareholders dated October 31, 1995 as filed with the SEC electronically on form type N-30D on December 27, 1995.

  (1)   (i)  Report of Independent Auditors -November 30, 1995

        (ii) Statement of Investments in Securities and Net Assets-October 31, 1995

        (iii)Statement of Assets and Liabilities-October 31, 1995

        (iv) Statements of Operations-for the fiscal year ended October 31,
             1995

        (v) Statements of Changes in Net Assets-for the fiscal year ended October 31, 1995 and for the six month period ended October 31, 1994

        (vi) Notes to Financial Statements

b)  Exhibits:

     The following exhibits, where applicable, are filed herewith, with the exceptions of Exhibit 14(i) which is incorporated herein by reference.

 (1)   Copies of the charter as now in effect;

          (i)  Declaration of Trust dated November 6, 1985

          (ii) Certificate of Amendment of Agreement and declaration of Trust of International Cash Portfolios dated April 26, 1991

          (iii)Certificate of Amendment of Agreement and Declaration of Trust of International Currency Portfolios dated October 23, 1992

          (iv) Certificate of Amendment of Agreement and Declaration of Trust of Huntington Funds dated November 16, 1993

          (v) Certificate of Amendment of Agreement and Declaration of Trust of Franklin Templeton Global Trust dated March 21, 1995

(2)   copies of the existing By-Laws or instruments corresponding thereto;

          (i)  By-Laws dated April 25, 1986

(3) copies of any voting trust agreement with respect to more than five percent of any class of equity securities of the Registrant;

               Not Applicable

(4) specimens or copies of each security issued by the Registrant, including copies of all constituent instruments, defining the rights of the holders of such securities, and copies of each security being registered;

               Not applicable

(5) copies of all investment advisory contracts relating to the management of the assets of the Registrant;

          (i) Management agreement between Registrant and Franklin Advisers, Inc., dated November 12, 1993

          (ii) Subadvisory agreement between Franklin Advisers, Inc. and Templeton Investment Counsel, Inc., dated November 12, 1993

          (iii)Subadvisory agreement between Templeton Investment Counsel, Inc. and Franklin Advisers Inc., dated June 27, 1994

          (iv) Amendment to management agreement between Franklin Advisers, Inc. and Registrant dated August 1, 1995

(6) copies of each underwriting or distribution contract between the Registrant and a principal underwriter, and specimens or copies of all agreements between principal underwriters and dealers;

          (i) Amended and Restated Distribution Agreement between Registrant and Franklin/Templeton Distributors, Inc., dated April 23, 1995

          (ii) Form of Dealer Agreements between Franklin/Templeton Distributors, Inc., and securities dealers

(7) copies of all bonus, profit sharing, pension or other similar contracts or arrangements wholly or partly for the benefit of Trustees or officers of the Registrant in their capacity as such; any such plan that is not set forth in a formal document, furnish a reasonably detailed description thereof;

               Not Applicable

(8)   copies of all custodian agreements and depository contracts under
      Section 17(f) of the Investment Company Act of 1940 (the "1940 Act"), with respect to securities and similar investments of the Registrant, including the schedule of remuneration;

          (i) Custody agreement between Registrant and Bank of America NT & SA dated November 12, 1993

          (ii) Custody agreement between THE CHASE MANHATTAN BANK, N.A. and Franklin/Templeton Global Trust dated November 15, 1993

          (iii)Supplement to custody agreement between Bank of America and Franklin/Templeton Global Trust dated April 12, 1995

(9) copies of all other material contracts not made in the ordinary course of business which are to be performed in whole or in part at or after the date of filing the Registration Statement;

               Not Applicable

(10) an opinion and consent of counsel as to the legality of the securities being registered, indicating whether they will when sold be legally issued, fully paid and nonassessable;

               Not Applicable

(11) Copies of any other opinions, appraisals or rulings and consents to the use thereof relied on in the preparation of this registration statement and required by Section 7 of the 1933 Act;

          (i)  Consent of Independent Auditors dated December 27, 1995

(12)  all financial statements omitted from Item 23;

               Not Applicable

(13) Copies of any agreements or understandings made in consideration for providing the initial capital between or among the Registrant, the underwriter, adviser, promoter or initial stockholders and written assurances from promoters or initial stockholders that their purchases were made for investment purposes without any present intention of redeeming or reselling;

               Not Applicable

(14) Copies of the model plan used in the establishment of any retirement plan in conjunction with which Registrant offers its securities, any instructions thereto and any other documents making up the model plan. Such form(s) should disclose the costs and fees charged in connection therewith;

          (i)  copy of model retirement plan:
               Registrant: AGE High Income Fund, Inc.
               Filing: Post-effective Amendment No. 26 to Registration Statement on Form N-1A
               File No. 2-30203
               Filing Date: August 1, 1989

(15) copies of any plan entered into by Registrant pursuant to Rule 12b-l under the 1940 Act, which describes all material aspects of the financing of distribution of Registrant's shares, and any agreements with any person relating to implementation of such plan.

          (i) Distribution Plan between Franklin/Templeton Distributors, Inc. and Registrant dated November 12, 1993

(16) Schedule for computation of each performance quotation provided in the registration statement in response to Item 22 (which need not be audited).

          (i)  Schedule for Computation of Performance Quotation

(17)  Power of Attorney

          (i)  Power of Attorney dated August 15, 1995

          (ii) Certificate of Secretary dated August 15, 1995

(18) Copies of any plan entered into by Registrant pursuant to Rule 18f-3 under the 1940 Act.

               Not Applicable

(27) Financial Data Schedule Computation

          (i)  Financial Data Schedule for Franklin Templeton Global Currency
               Fund

          (ii) Financial Data Schedule for Franklin Templeton Hard Currency Fund

          (iii)Financial Data Schedule Franklin Templeton High Income Currency Fund

          (iv) Financial Data Schedule Franklin Templeton German Government Fund

Item 25  Persons Controlled by or under Common Control with Registrant

               None

Item 26  Number of Holders of Securities

As of October 31, 1995, the number of record holders of the only class of securities of the Registrant are as follows:


Title of Class                               Number of Record Holders

Shares of Beneficial
Interest:

Global Currency Fund                             4,878
stated value $.01 per share

Hard Currency Fund                              10,394
stated value $.01 per share

High Income Fund                                 2,280
stated value $.01 per share

German Government Fund                           2,736
stated value $.01 per share


Item 27  Indemnification

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28  Business and Other Connections of Investment Adviser

a) Franklin Advisers, Inc.

The officers and Directors of the Registrant's manager also serve as officers and/or directors for (1) the manager's corporate parent, Franklin Resources, Inc., and/or (2) other investment companies in the Franklin Group of Funds. In addition, Mr. Charles B. Johnson is a director of General Host Corporation. For additional information please see Part B and Schedules A and D of Form ADV of the Funds' Investment Manager (SEC File 801-26292), incorporated herein by reference, which sets forth the officers and directors of the Investment Manager and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

b) Templeton Investment Counsel, Inc.

Templeton Investment Counsel, Inc. ("TICI"), an indirect, wholly owned subsidiary of Franklin Resources, Inc., serves as each Fund's sub-adviser, furnishing to Franklin Advisers, Inc. in that capacity, portfolio management services and investment research. For additional information please see Part B and Schedules A and D of Form ADV of the Fund's Sub-adviser (SEC File 801-15125), incorporated herein by reference, which sets forth the officers and directors of the Sub-adviser and information as to any business, profession, vocation or employment of a substantial nature engages in by those officers and directors during the past two years.

Item 29   Principal Underwriters

a) Franklin/Templeton Distributors, Inc., ("Distributors") also acts as principal underwriter of shares of AGE High Income Fund, Inc., Franklin California Tax-Free Income Fund, Inc., Franklin California Tax-Free Trust, Franklin Custodian Funds, Inc., Franklin Equity Fund, Franklin Federal Money Fund, Franklin Federal Tax-Free Income Fund, Franklin Gold Fund, Franklin International Trust, Franklin Investors Securities Trust, Franklin Managed Trust, Franklin Money Fund, Franklin Municipal Securities Trust, Franklin New York Tax-Free Income Fund, Inc., Franklin New York Tax-Free Trust, Franklin Premier Return Fund, Franklin Real Estate Securities Trust, Franklin Strategic Mortgage Portfolio, Franklin Strategic Series, Franklin Tax-Exempt Money Fund, Franklin Tax-Advantaged High Yield Securities Fund, Franklin Tax-Advantaged International Bond Fund, Franklin Tax-Advantaged U.S. Government Securities Fund, Franklin Tax-Free Trust, Franklin Value Investors Trust, Institutional Fiduciary Trust, Templeton American Trust, Inc., Franklin Templeton Japan Fund, Franklin Templeton Money Fund Trust, Templeton Capital Accumulator Fund, Inc., Templeton Developing Markets Trust, Templeton Funds, Inc., Templeton Global Investment Trust, Templeton Global Opportunities Trust, Templeton Growth Fund, Inc., Templeton Income Trust, Templeton Institutional Funds, Inc., Templeton Real Estate Securities Fund, Templeton Smaller Companies Growth Fund, Inc., Templeton Variable Products Series Fund.

b) The information required by this Item 29 with respect to each director and officer of FTDI is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by FTDI with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889).

c) Not Applicable. Registrant's principal underwriter is an affiliated person of an affiliated person of the Registrant.

Item 30  Location of Accounts and Records

The accounts,  books or other documents  required to be maintained by Section 31
(a) of the Investment Company Act of 1940 are kept by the Fund or its shareholder services agent, Franklin/Templeton Investor Services, Inc., both of whose address is 777 Mariners Island Blvd., San Mateo, CA 94404.

Item 31  Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 32  Undertakings

(a) The Registrant hereby undertakes to promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any trustee or trustees when requested in writing to do so by the record holders of not less than 10 per cent of the Registrant's outstanding shares and to assist its shareholders in the communicating with other shareholders in accordance with the requirements of Section 16(c) of the Investment Company Act of 1940.

(b) The Registrant hereby undertakes to comply with the information requirements in Item 5A of the Form N-1A by including the required information in the Trust's annual report and to furnish each person to whom a prospectus is delivered a copy of the annual report upon request and without charge.



                                  SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Mateo, the State of California, on the 29th day of December, 1995.

                                           Franklin Templeton Global Trust
                                           (Registrant)

                                           By: /s/ Donald P. Gould*
                                               Donald P. Gould
                                               President

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


Donald P. Gould*                   President and Trustee
Donald P. Gould                    Dated December 29, 1995

Frank H. Abbott, III*              Trustee
Frank H. Abbott, III               Dated December 29, 1995

Harris J. Ashton*                  Trustee
Harris J. Ashton                   Dated December 29, 1995

David K. Eiteman                   Trustee
David K. Eiteman

S. Joseph Fortunato*               Trustee
S. Joseph Fortunato                Dated December 29, 1995

David W. Garbellano*               Trustee
David W. Garbellano                Dated December 29, 1995

Gerald R. Healy*                   Trustee
Gerald R. Healy                    dated December 29, 1995

Charles B. Johnson*                Chairman of the Board and Trustee
Charles B. Johnson                 Dated December 29, 1995

Rupert H. Johnson, Jr.*            Trustee
Rupert H. Johnson, Jr.             Dated December 29, 1995

David P. Kraus*                    Trustee
David P. Kraus                     dated December 29, 1995

Frank W. T. LaHaye*                Trustee
Frank W. T. LaHaye                 Dated December 29, 1995

Gordon S. Macklin*                 Trustee
Gordon S. Macklin                  Dated December 29, 1995

Martin L. Flannagan*               Principal Financial Officer
Martin L. Flannagan                Dated December 29, 1995

Diomedes Loo-Tam*                  Principal Accounting Officer
Diomedes Loo-Tam                   Dated December 29, 1995



*By: /s/ Larry L. Greene
     Larry L. Greene, Attorney-in-Fact
     pursuant to Powers of Attorney filed herewith